                                                                    EXHIBIT 10.1

                      AMENDED AND RESTATED CREDIT AGREEMENT

                                      AMONG

                                PULTE HOMES, INC.
                                  AS BORROWER,

                         THE LENDERS IDENTIFIED HEREIN,

                                  BANK ONE, NA,
                            AS ADMINISTRATIVE AGENT,
                                       AND
                          CITICORP NORTH AMERICA, INC.,
                              AS SYNDICATION AGENT
                                       AND
                               BARCLAYS BANK PLC,
                                  BNP PARIBAS,
                                  COMERICA BANK
                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                             MERRILL LYNCH BANK USA,
                                 SUNTRUST BANK,
                         THE ROYAL BANK OF SCOTLAND PLC,
                              UBS LOAN FINANCE LLC
                                       AND
                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                             AS DOCUMENTATION AGENTS
                                       AND
                              BANK OF AMERICA, N.A.
                             CALYON NEW YORK BRANCH,
                                 GUARANTY BANK,
                          MIZUHO CORPORATE BANK, LTD.,
                         PNC BANK, NATIONAL ASSOCIATION,
                                       AND
               THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH
                               AS MANAGING AGENTS
                                       AND
                       FIFTH THIRD BANK, EASTERN MICHIGAN,
                           STANDARD FEDERAL BANK N.A.,
                                       AND
                           WASHINGTON MUTUAL BANK, FA
                                  AS CO-AGENTS

                         DATED AS OF SEPTEMBER 16, 2004

    -------------------------------------------------------------------------
                          J.P. MORGAN SECURITIES INC.,

                      AS LEAD ARRANGER AND SOLE BOOKRUNNER

                                Table of Contents

SECTION 1  DEFINITIONS AND ACCOUNTING TERMS............................................................      1

   1.1  DEFINITIONS....................................................................................      1
   1.2  COMPUTATION OF TIME PERIODS AND OTHER DEFINITIONAL PROVISIONS..................................     21
   1.3  ACCOUNTING TERMS...............................................................................     21
   1.4  TIME...........................................................................................     22

SECTION 2  CREDIT FACILITIES...........................................................................     22

   2.1  REVOLVING LOANS................................................................................     22
   2.2  SWINGLINE LOANS SUBFACILITY....................................................................     27
   2.3  CONTINUATIONS AND CONVERSIONS..................................................................     28
   2.4  MINIMUM AMOUNTS................................................................................     29
   2.5  EXTENSION OF MATURITY DATE.....................................................................     29
   2.6  TELEPHONIC NOTICES.............................................................................     31
   2.7  LENDING INSTALLATIONS..........................................................................     31

SECTION 3  GENERAL PROVISIONS APPLICABLE TO LOANS......................................................     32

   3.1  INTEREST.......................................................................................     32
   3.2  PLACE AND MANNER OF PAYMENTS...................................................................     33
   3.3  PREPAYMENTS....................................................................................     33
   3.4  FEES...........................................................................................     34
   3.5  PAYMENT IN FULL AT MATURITY....................................................................     34
   3.6  COMPUTATIONS OF INTEREST AND FEES..............................................................     35
   3.7  PRO RATA TREATMENT.............................................................................     35
   3.8  SHARING OF PAYMENTS............................................................................     36
   3.9  CAPITAL ADEQUACY...............................................................................     37
   3.10  INABILITY TO DETERMINE INTEREST RATE..........................................................     37
   3.11  ILLEGALITY....................................................................................     38
   3.12  REQUIREMENTS OF LAW...........................................................................     38
   3.13  TAXES.........................................................................................     39
   3.14  COMPENSATION..................................................................................     42
   3.15  SUBSTITUTION OF LENDER........................................................................     43
   3.16  EVIDENCE OF DEBT..............................................................................     43

SECTION 4  FACILITY LCS................................................................................     44

   4.1  ISSUANCE.......................................................................................     44
   4.2  PARTICIPATIONS.................................................................................     44
   4.3  NOTICE.........................................................................................     44
   4.4  FEES; REPORTING................................................................................     45
   4.5  ADMINISTRATION; REIMBURSEMENT BY LENDERS.......................................................     46
   4.6  REIMBURSEMENT BY BORROWER......................................................................     46
   4.7  OBLIGATIONS ABSOLUTE...........................................................................     47
   4.8  ACTIONS OF LC ISSUER...........................................................................     48
   4.9  INDEMNIFICATION................................................................................     48
   4.10  LENDERS' INDEMNIFICATION......................................................................     49
   4.11  FACILITY LC COLLATERAL ACCOUNT................................................................     49
   4.12  RIGHTS AS A LENDER............................................................................     49

SECTION 5  CONDITIONS PRECEDENT........................................................................     49

   5.1  CLOSING CONDITIONS.............................................................................     49
   5.2  CONDITIONS TO ALL EXTENSIONS OF CREDIT.........................................................     54

SECTION 6  REPRESENTATIONS AND WARRANTIES..............................................................     54

                                Table of Contents

   6.1  FINANCIAL CONDITION............................................................................     54
   6.2  NO MATERIAL CHANGE.............................................................................     55
   6.3  ORGANIZATION AND GOOD STANDING.................................................................     55
   6.4  DUE AUTHORIZATION..............................................................................     55
   6.5  NO CONFLICTS...................................................................................     55
   6.6  CONSENTS.......................................................................................     56
   6.7  ENFORCEABLE OBLIGATIONS........................................................................     56
   6.8  NO DEFAULT.....................................................................................     56
   6.9  LIENS..........................................................................................     56
   6.10  INDEBTEDNESS..................................................................................     56
   6.11  LITIGATION....................................................................................     56
   6.12  TAXES.........................................................................................     57
   6.13  COMPLIANCE WITH LAW...........................................................................     57
   6.14  ERISA.........................................................................................     57
   6.15  SUBSIDIARIES..................................................................................     58
   6.16  USE OF PROCEEDS...............................................................................     58
   6.17  GOVERNMENT REGULATION.........................................................................     58
   6.18  ENVIRONMENTAL MATTERS.........................................................................     59
   6.19  INTELLECTUAL PROPERTY.........................................................................     60
   6.20  SOLVENCY......................................................................................     60
   6.21  INVESTMENTS...................................................................................     60
   6.22  DISCLOSURE....................................................................................     61
   6.23  LICENSES, ETC.................................................................................     61
   6.24  BURDENSOME RESTRICTIONS.......................................................................     61
   6.25  LABOR CONTRACTS AND DISPUTES..................................................................     61
   6.26  BROKER'S FEES.................................................................................     61

SECTION 7  AFFIRMATIVE COVENANTS.......................................................................     61

   7.1  INFORMATION COVENANTS..........................................................................     62
   7.2  FINANCIAL COVENANTS............................................................................     65
   7.3  PRESERVATION OF EXISTENCE AND FRANCHISES.......................................................     65
   7.4  BOOKS AND RECORDS..............................................................................     65
   7.5  COMPLIANCE WITH LAW............................................................................     66
   7.6  PAYMENT OF TAXES AND OTHER INDEBTEDNESS........................................................     66
   7.7  INSURANCE......................................................................................     66
   7.8  MAINTENANCE OF PROPERTY........................................................................     66
   7.9  PERFORMANCE OF OBLIGATIONS.....................................................................     66
   7.10  USE OF PROCEEDS...............................................................................     67
   7.11  AUDITS/INSPECTIONS............................................................................     67
   7.12  ADDITIONAL CREDIT PARTIES.....................................................................     67
   7.13  REIT REQUIREMENTS.............................................................................     67

SECTION 8  NEGATIVE COVENANTS..........................................................................     68

   8.1  INDEBTEDNESS...................................................................................     68
   8.2  LIENS..........................................................................................     69
   8.3  NATURE OF BUSINESS.............................................................................     69
   8.4  CONSOLIDATION AND MERGER.......................................................................     69
   8.5  SALE OR LEASE OF ASSETS........................................................................     69
   8.6  SALE AND LEASEBACK.............................................................................     70
   8.7  ADVANCES, INVESTMENTS AND LOANS................................................................     70
   8.8  RESTRICTED PAYMENTS............................................................................     71
   8.9  TRANSACTIONS WITH AFFILIATES...................................................................     71
   8.10  FISCAL YEAR; ORGANIZATIONAL DOCUMENTS.........................................................     71
   8.11  NO LIMITATIONS................................................................................     71
   8.12  NO OTHER NEGATIVE PLEDGES.....................................................................     71

                                Table of Contents

   8.13  OTHER INDEBTEDNESS............................................................................     72
   8.14  RESTRICTIONS ON THE REITS.....................................................................     72

SECTION 9  EVENTS OF DEFAULT...........................................................................     72

   9.1  EVENTS OF DEFAULT..............................................................................     72
   9.2  ACCELERATION; REMEDIES.........................................................................     75
   9.3  FACILITY LC COLLATERAL ACCOUNT.................................................................     76
   9.4  ALLOCATION OF PAYMENTS AFTER EVENT OF DEFAULT..................................................     77

SECTION 10  AGENCY PROVISIONS..........................................................................     78

   10.1  APPOINTMENT; NATURE OF RELATIONSHIP...........................................................     78
   10.2  POWERS........................................................................................     78
   10.3  GENERAL IMMUNITY..............................................................................     78
   10.4  NO RESPONSIBILITY FOR LOANS, RECITALS, ETC....................................................     79
   10.5  ACTION ON INSTRUCTIONS OF LENDERS.............................................................     79
   10.6  EMPLOYMENT OF AGENTS AND COUNSEL..............................................................     80
   10.7  RELIANCE ON DOCUMENTS; COUNSEL................................................................     80
   10.8  ADMINISTRATIVE AGENT'S REIMBURSEMENT AND INDEMNIFICATION......................................     80
   10.9  NOTICE OF DEFAULT.............................................................................     80
   10.10  RIGHTS AS A LENDER...........................................................................     81
   10.11  LENDER CREDIT DECISION.......................................................................     81
   10.12  SUCCESSOR ADMINISTRATIVE AGENT...............................................................     81
   10.13  ADMINISTRATIVE AGENT AND ARRANGER FEES.......................................................     82
   10.14  DELEGATION TO AFFILIATES.....................................................................     82
   10.15  AUTHORIZATION OF INTERCREDITOR AGREEMENT.....................................................     82
   10.16  DOCUMENTATION AGENT, SYNDICATION AGENT, ETC..................................................     83
   10.17  BENEFITS OF SECTION 10.......................................................................     83

SECTION 11  MISCELLANEOUS..............................................................................     83

   11.1  NOTICES.......................................................................................     83
   11.2  RIGHT OF SET-OFF..............................................................................     83
   11.3  BENEFIT OF AGREEMENT..........................................................................     84
   11.4  NO WAIVER; REMEDIES CUMULATIVE................................................................     87
   11.5  PAYMENT OF EXPENSES; INDEMNIFICATION..........................................................     87
   11.6  AMENDMENTS, WAIVERS AND CONSENTS..............................................................     88
   11.7  COUNTERPARTS/TELECOPY.........................................................................     89
   11.8  HEADINGS......................................................................................     89
   11.9  DEFAULTING LENDER.............................................................................     89
   11.10  SURVIVAL OF INDEMNIFICATION AND REPRESENTATIONS AND WARRANTIES...............................     89
   11.11  GOVERNING LAW; JURISDICTION..................................................................     89
   11.12  WAIVER OF JURY TRIAL.........................................................................     90
   11.13  SEVERABILITY.................................................................................     90
   11.14  FURTHER ASSURANCES...........................................................................     90
   11.15  ENTIRETY.....................................................................................     91
   11.16  CONFIDENTIALITY..............................................................................     91
   11.17  BINDING EFFECT; CONTINUING AGREEMENT.........................................................     91
   11.18  NO CONSEQUENTIAL DAMAGES.....................................................................     92
   11.19  USA PATRIOT ACT..............................................................................     92

                                Table of Contents

SCHEDULES

Schedule 1.1(a)            Commitments and Pro Rata Shares
Schedule 1.1(b)      Existing Letters of Credit
Schedule 1.1(c)            Permitted Liens
Schedule 6.10        Indebtedness
Schedule 6.11        Litigation
Schedule 6.15        Subsidiaries
Schedule 6.21(a)     Investment Policy
Schedule 6.21(b)     Investments
Schedule 6.25        Labor Contracts and Disputes
Schedule 11.1        Notices

EXHIBITS

Exhibit 1.1          Form of Guaranty
Exhibit 1.2          Form of Intercreditor Agreement
Exhibit 2.1(e)       Form of Commitment and Acceptance
Exhibit 2.1(f)       Form of Revolving Note
Exhibit 2.2(e)       Form of Swingline Note
Exhibit 7.1(c)       Form of Officer's Certificate
Exhibit 11.3(b)      Form of Assignment Agreement

                      AMENDED AND RESTATED CREDIT AGREEMENT

      THIS AMENDED AND RESTATED CREDIT AGREEMENT (this "Credit Agreement") is entered into as of September 16, 2004 among PULTE HOMES, INC., a Michigan corporation (the "Borrower"), the Lenders (as defined herein), and BANK ONE, NA, as Administrative Agent for the Lenders.

                                    RECITALS

      WHEREAS, the Borrower, the Administrative Agent and certain other lenders are party to a certain Credit Agreement dated as of October 1, 2003 (the "Original Credit Agreement"); and

      WHEREAS, the parties hereto desire to amend and restate the Original Credit Agreement to extend the Maturity Date, to increase the Revolving Committed Amount and as otherwise provided herein.

      NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that the Original Credit Agreement is amended and restated in its entirety as follows.

                                   SECTION 1

                        DEFINITIONS AND ACCOUNTING TERMS

      1.1   DEFINITIONS.

      As used herein, the following terms shall have the meanings herein specified unless the context otherwise requires. Defined terms herein shall include in the singular number the plural and in the plural the singular:

            "Acquisition", by any Person, means the acquisition by such Person of the Capital Stock or all or substantially all of the assets of another Person, whether or not involving a merger or consolidation with such Person.

            "Additional Credit Party" means each Person that becomes a Guarantor after the Closing Date, as provided in Section 7.12 or otherwise.

            "Adjusted LIBOR Market Index Rate" means, with respect to an Index Rate Swingline Loan, the sum of (i) the quotient of (a) the LIBOR Market Index Rate applicable to such Index Rate Swingline Loan, divided by (b) one minus the applicable Reserve Requirement (expressed as a decimal) plus
      (ii) the Applicable Percentage.

            "Administrative Agent" means Bank One, NA. (or any successor thereto) or any successor administrative agent appointed pursuant to
      Section 10.12.

            "Administrative Fees" has the meaning set forth in Section 3.4(b).

            "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling (including but not limited to all directors and officers (or the equivalent) of such Person), controlled by or under direct or indirect common control with such Person. A Person shall be deemed to control an entity if such Person possesses, directly or indirectly, the power (a) to vote 10% or more of the ordinary voting power for the election of directors (or the equivalent) of such entity or (b) to direct or cause direction of the management and policies of such entity, whether through the ownership of voting securities, by contract or otherwise.

            "Aggregate Commitment Limit" means One Billion Five Hundred Million Dollars ($1,500,000,000), less the amount of any reductions of the Revolving Committed Amount effected pursuant to Section 2.1(d).

            "Aggregate LC Commitment" means the lesser of (a) Seven Hundred Fifty Million Dollars ($750,000,000) or (b) the Revolving Committed Amount.

            "Alternate Base Rate" means, for any day, a rate per annum equal to the higher of (a) the Prime Rate for such day or (b) the sum of the Federal Funds Effective Rate plus 0.5%, in each case changing when and as the Prime Rate and the Federal Funds Effective Rate change.

            "Applicable Percentage" means, for Eurodollar Loans, Index Rate Swingline Loans, Facility LC Fees and Commitment Fees, the appropriate applicable percentages corresponding to the Debt to Capitalization Ratio and the Senior Debt Rating of the Borrower as described below:

                             LEVEL I                  LEVEL II              LEVEL III                LEVEL IV
                             -------                  --------              ---------                --------
SENIOR DEBT RATING    GREATER THAN OR EQUAL          BBB / BAA2            BBB- / BAA3       LESS THAN BBB- / BAA3 OR
                          TO BBB+ / BAA1                                                      NO SENIOR DEBT RATING

DEBT TO
CAPITALIZATION        LESS THAN OR EQUAL TO     GREATER THAN 25% BUT    GREATER THAN 35%         GREATER THAN 45%
RATIO                          25%             LESS THAN OR EQUAL TO    BUT LESS THAN OR
                                                        35%               EQUAL TO 45%

APPLICABLE                    0.625%                   0.75%                 0.875%                   1.125%
PERCENTAGE FOR
EURODOLLAR LOANS,
INDEX RATE
SWINGLINE LOANS
AND FACILITY LC
FEE RATE

APPLICABLE                    0.15%                    0.175%                 0.20%                   0.225%
PERCENTAGE FOR
COMMITMENT FEES

      In the event of a split in ratings between Moody's and S&P, the Senior Debt Rating of the Borrower shall be (a) the higher rating (i.e., lower pricing) if they are one level apart and (ii) one level better than the lower rating if they are more than one level apart. In the event the Debt to Capitalization Ratio and the Senior Debt Rating of the Borrower are not at the same level, then the Applicable Percentage shall be at (a) the lower level (i.e., lower pricing) if they are only one level apart and (b) one level lower than the higher level if they are more than one level apart. The Applicable Percentage shall be determined and adjusted, as necessary, on the date of any change in the Senior Debt Rating of the Borrower or upon receipt of the officer's certificate required by Section 7.1(c) calculating the then Debt to Capitalization Ratio. The parties acknowledge that, as of the date hereof, the Applicable Percentage is at Level III.

            "Approved Fund" means any Fund that is administered or managed by
      (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

            "Arranger" means J.P. Morgan Securities Inc., a Delaware corporation, and its successors, in its capacity as Lead Arranger and Sole Bookrunner.

            "Assignment Agreement" has the meaning set forth in Section 11.3(b).

            "Authorized Officer" means, with respect to any certificate required to be delivered pursuant to this Credit Agreement, the chief financial officer, treasurer or corporate controller of the Borrower or any other person designated in writing by such chief financial officer, treasurer or corporate controller.

            "Bank One" means Bank One, NA, a national banking association having its principal office in Chicago, Illinois, in its individual capacity, and its successors and assigns.

            "Bankruptcy Code" means the Bankruptcy Code in Title 11 of the United States Code, as amended, modified, succeeded or replaced from time to time.

            "Borrower" means Pulte Homes, Inc., a Michigan corporation, together with any successors and permitted assigns.

            "Business Day" means any day other than a Saturday, a Sunday, a legal holiday or a day on which banking institutions are authorized or required by law or other governmental action to close in Chicago, Illinois; provided that in the case of Eurodollar Loans, such day is also a day on which dealings between banks are carried on in Dollar deposits in the London interbank market.

            "Capital Expenditures" means all expenditures of the Credit Parties and their Subsidiaries which, in accordance with GAAP, would be classified as capital expenditures, including, without limitation, Capital Leases.

            "Capital Lease" means, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee which, in accordance with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person and the amount of such obligation shall be the capitalized amount thereof determined in accordance with GAAP.

            "Capital Stock" means (a) in the case of a corporation, all classes of capital stock of such corporation, (b) in the case of a partnership, partnership interests (whether general or limited), (c) in the case of a limited liability company, membership interests and (d) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

            "Capitalization" means, as of any date, (a) Indebtedness of the Credit Parties (other than to the REITs) plus (b) the consolidated net shareholders equity of the Borrower as determined in accordance with GAAP minus (i) Investments described in clause (f) of the definition of Permitted Investments and (ii) Investments described in clause (g) of the definition of Permitted Investments.

            "Cash Equivalents" means (a) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than 180 days from the date of acquisition, (b) Dollar denominated time and demand deposits and certificates of deposit of (i) any Lender, (ii) any domestic commercial bank having capital and surplus in excess of $500,000,000 or (iii) any bank whose short-term commercial paper rating from S&P is at least A-2 or the equivalent thereof or from Moody's is at least P-2 or the equivalent thereof (any such bank being an "Approved Bank"), in each case with maturities of not more than 180 days from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by, any domestic corporation rated A-2 (or the equivalent thereof) or better by S&P or P-2 (or the equivalent thereof) or better by Moody's and maturing within 180 days of the date of acquisition, (d) repurchase agreements with a bank or trust company (including any of the Lenders) or recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America in which the Borrower shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations, (e) Investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940, as amended, which are administered by reputable financial institutions having capital of at least $500,000,000 and the portfolios of which are limited to Investments of the character described in the foregoing subdivisions (a) through (d), and (f) Investments consistent with the Pulte Homes, Inc. Investment Policy as set forth on Schedule 6.21(a).

            "Change of Control" means the occurrence of any of the following events: (a) there shall be consummated any consolidation, share exchange or merger of the Borrower in which the Borrower is not the continuing or surviving corporation or pursuant to which the Borrower's Voting Stock would be converted into cash, securities or other property, other than, in any case, a merger of the Borrower in which the holders of Voting Stock immediately prior to the merger have the same or greater proportionate ownership, directly or indirectly, of the Voting Stock of the surviving corporation immediately after the merger as they had of the Voting Stock of the Borrower immediately before the merger; (b) there is a report filed by any Person, including Affiliates of the Borrower (other than the Borrower, its Material Subsidiaries, employee stock ownership plans or employee benefit plans of the Borrower or its subsidiaries, or a Permitted Holder) on
      Schedule 13D or 14D-1 (or any successor schedule, form or report under the Exchange Act) disclosing that such Person (for the purpose of this definition of "Change in Control" only, the term "Person" shall include a "person" within the meaning of Section 13(d)(3) and Section 14(d)(2) of the Exchange Act or any successor provision to either of the foregoing) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3, Rule 13d-5 or any successor rule or regulation promulgated under the Exchange Act) of 30% or more of the Borrower's Voting Stock; provided, however, that a Person shall not be deemed the beneficial owner of, or to own beneficially (i) any securities tendered pursuant to a tender or exchange offer made on behalf of such Person or any of such Person's Affiliates until such tendered securities are accepted for purchase or exchange thereunder or (ii) any securities if such beneficial ownership (A) arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act, and (B) is not also then reportable on Schedule 13D (or any successor schedule, form or report) under the Exchange Act; or
      (c) during any period of two consecutive calendar years, individuals who, at the beginning of such period constituted the board of directors of the Borrower cease for any reason to constitute a majority of the directors of the Borrower then in office unless such new directors were elected by the directors of the Borrower who constituted the board of directors of the Borrower at the beginning of such period.

            "Closing Date" means the date hereof.

            "Code" means the Internal Revenue Code of 1986 and the rules and regulations promulgated thereunder, as amended, modified, succeeded or replaced from time to time. References to sections of the Code should be construed also to refer to any successor sections.

            "Collateral Shortfall Amount" has the meaning set forth in Section 9.2(c).

            "Commitment" means (a) with respect to each Lender, the Revolving Loan Commitment of such Lender and (b) with respect to the Swingline Lender, the Swingline Loan Commitment.

            "Commitment and Acceptance" has the meaning set forth in Section 2.1(e)(i).

            "Commitment Fees" means the fees payable to the Lenders pursuant to
      Section 3.4(a).

            "Consolidated Net Tangible Assets" means, as of any date of determination, the sum of (a) Tangible Net Worth and (b) Indebtedness of the Credit Parties.

            "Credit Documents" means this Credit Agreement, the Notes, each Guaranty, the Intercreditor Agreement, each Facility LC Application and all other related agreements and documents issued or delivered hereunder or thereunder or pursuant hereto or thereto.

            "Credit Parties" means the Borrower and the Guarantors and "Credit Party" means any one of them.

            "Credit Party Obligations" means, without duplication, all of the obligations of the Credit Parties to the Lenders, any LC Issuer and the Administrative Agent, whenever arising, under this Credit Agreement, the Notes or any other Credit Document to which any Credit Party is a party.

            "Debt to Capitalization Ratio" means, as of any date, the ratio of
      (a) Indebtedness of the Credit Parties (other than to the REITs, provided such REIT has complied with Section 8.1(h)) less (i) 50% of Qualified Subordinated Debt and (ii) all unrestricted cash and Cash Equivalents held by the Credit Parties in excess of $25,000,000 but not to exceed $300,000,000 to (b) Capitalization.

            "Default" means any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

            "Defaulting Lender" means, at any time, any Lender that (a) has failed to make a Loan or purchase a Participation Interest required pursuant to the terms of this Credit Agreement (but only for so long as such Loan is not made or such Participation Interest is not purchased),
      (b) has failed to pay to the Administrative Agent or any other Lender an amount owed by such Lender pursuant to the terms of this Credit Agreement (but only for so long as such amount has not been paid) or (c) has been deemed insolvent or has become subject to a bankruptcy or insolvency proceeding or with respect to which (or with respect to any assets of which) a receiver, trustee or similar official has been appointed.

            "Dollars" and "$" mean dollars in lawful currency of the United States of America.

            "Domestic Subsidiaries" means all direct and indirect Subsidiaries of a Credit Party that are domiciled, incorporated or organized under the laws of any state of the United States or the District of Columbia (or has any material assets located in the United States).

            "EBITDA" means, for any period, the sum of (a) Net Income of the Credit Parties for such period (excluding the effect of any extraordinary or other non-recurring gains or losses outside of the ordinary course of business) plus (b) an amount which, in the determination of such Net Income for such period has been deducted for (i) interest expense (including previously capitalized interest included in the cost of goods sold) of the Credit Parties for such period, (ii) total Federal, state, foreign or other income taxes of the Borrower for such period and (iii) depreciation and amortization of the Credit Parties for such period, plus (c) without duplication, Net Income for such period of those Subsidiaries of the Borrower that are not Credit Parties, all as determined in accordance with GAAP.

            "Effective Date" means the date on which the conditions set forth in
      Section 5.1 shall have been fulfilled (or waived in the sole discretion of the Lenders).

            "Eligible Assignee" means (a) any Lender; (b) an Affiliate of a Lender; (c) any Approved Fund; and (d) any other Person approved by the Administrative Agent and the Borrower (such approval not to be unreasonably withheld or delayed); provided that (i) the Borrower's consent is not required during the existence and continuation of an Event of Default, (ii) approval by the Borrower shall be deemed given if no objection is received by the assigning Lender and the Administrative Agent from the Borrower within two Business Days after notice of such proposed assignment has been received by the Borrower; and (iii) neither the Borrower nor an Affiliate of the Borrower shall qualify as an Eligible Assignee.

            "Environmental Claim" means any investigation, written notice, violation, written demand, written allegation, action, suit, injunction, judgment, order, consent decree, penalty, fine, lien, proceeding, or written claim whether administrative, judicial, or private in nature arising (a) pursuant to, or in connection with, an actual or alleged violation of, any Environmental Law, (b) in connection with any Hazardous Material, (c) from any assessment, abatement, removal, remedial, corrective, or other response action in connection with an Environmental Law or other order of a Governmental Authority or (d) from any actual or alleged damage, injury, threat, or harm to health, safety, natural resources, or the environment.

            "Environmental Laws" means any current or future legal requirement of any Governmental Authority pertaining to (a) the protection of health, safety, and the indoor or outdoor environment, (b) the conservation, management, or use of natural resources and wildlife, (c) the protection or use of surface water and groundwater or (d) the management, manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, release, threatened release, abatement, removal, remediation or handling of, or exposure to, any hazardous or toxic substance or material or (e) pollution (including any release to land, surface water and groundwater) and includes, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 USC 9601 et seq., Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and Hazardous and Solid Waste Amendments of 1984, 42 USC 6901 et seq., Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 USC 1251 et seq., Clean Air Act of 1966, as amended, 42 USC 7401 et seq., Toxic Substances Control Act of 1976, 15 USC 2601 et seq., Hazardous Materials Transportation Act, 49 USC App. 1801 et seq., Occupational Safety and Health Act of 1970, as amended, 29 USC 651 et seq., Oil Pollution Act of 1990, 33 USC 2701 et seq., Emergency Planning and Community Right-to-Know Act of 1986, 42 USC 11001 et seq., National Environmental Policy Act of 1969, 42 USC 4321 et seq., Safe Drinking Water Act of 1974, as amended, 42 USC 300(f) et seq., any analogous implementing or successor law, and any amendment, rule, regulation, order, or directive issued thereunder.

            "Equity Issuance" means any issuance by a Credit Party to any Person of (a) shares of its Capital Stock, (b) any shares of its Capital Stock pursuant to the exercise of options or warrants or (c) any shares of its Capital Stock pursuant to the conversion of any debt securities to equity.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto, as interpreted by the rules and regulations thereunder, all as the same may be in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

            "ERISA Affiliate" means an entity, whether or not incorporated, which is under common control with any Credit Party or any of its Subsidiaries within the meaning of Section 4001(a)(14) of ERISA, or is a member of a group which includes any Credit Party or any of its Subsidiaries and which is treated as a single employer under Sections 414(b), (c), (m), or (o) of the Code.

            "Eurodollar Base Rate" means, with respect to a Eurodollar Loan for the relevant Interest Period, the applicable British Bankers' Association LIBOR rate for deposits in U.S. Dollars as reported by any generally recognized financial information service, selected by the Administrative Agent, as of 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, and having a maturity equal to such Interest Period, provided that, if no such British Bankers' Association LIBOR rate is available to the Administrative Agent, the applicable Eurodollar Base Rate for the relevant Interest Period shall instead be the rate determined by the Administrative Agent to be the rate at which Bank One or one of its Affiliate banks offers to place deposits in U.S. Dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, in the approximate amount of Bank One's Pro Rata Share of the relevant Eurodollar Loan and having a maturity equal to such Interest Period.

            "Eurodollar Loan" means a Loan bearing interest based on a rate determined by reference to the Eurodollar Rate.

            "Eurodollar Rate" means, with respect to a Eurodollar Loan for the relevant Interest Period, the sum of (i) the quotient of (a) the Eurodollar Base Rate applicable to such Interest Period, divided by (b) one minus the Reserve Requirement (expressed as a decimal) applicable to such Interest Period, plus (ii) the Applicable Percentage.

            "Event of Default" means any of the events or circumstances specified in Section 9.1.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as amended, modified, succeeded or replaced from time to time.

            "Existing Letters of Credit" means those Letters of Credit listed on
      Schedule 1.1(b) hereto issued prior to the date hereof by the Lenders identified therein for the account of the Borrower.

            "Extending Lender" has the meaning set forth in Section 2.5(a).

            "Extension of Credit" means, as to any Lender or LC Issuer, the making of a Loan by such Lender (or a participation therein by a Lender), including a Swingline Loan by the Swingline Lender, or the issuance of a Facility LC by such LC Issuer or a Modification that constitutes an increase of a Facility LC by such LC Issuer.

            "Extension Required Lenders" has the meaning set forth in Section 2.5(a).

            "Facility Increase" has the meaning set forth in Section 2.1(e)(i).

            "Facility LC" has the meaning set forth in Section 4.1.

            "Facility LC Application" has the meaning set forth in Section 4.3.

            "Facility LC Collateral Account" has the meaning set forth in
      Section 4.11.

            "Facility LC Fee" has the meaning set forth in Section 4.4(a).

            "Facility LC Fee Rate" means a rate per annum equal to the Applicable Percentage with respect to Eurodollar Loans in effect from time to time during the term of any Facility LC.

            "Facility LC Request" has the meaning set forth in Section 4.3.

            "Federal Funds Effective Rate" means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:00 a.m. (Chicago time) on such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent in its sole discretion.

            "Fee Letter" means that certain letter agreement dated as of August 1, 2004 among the Borrower, the Arranger and the Administrative Agent.

            "Floating Rate" means, for any day, a rate per annum equal to the Alternate Base Rate for such day, in each case changing when and as the Alternate Base Rate changes.

            "Floating Rate Loan" means any Loan bearing interest at a rate determined by reference to the Floating Rate.

            "Fronting Fee" has the meaning set forth in Section 4.4(b).

            "Fund" means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

            "GAAP" means generally accepted accounting principles in the United States applied on a consistent basis and subject to Section 1.3.

            "Governmental Authority" means any Federal, state, local, provincial or foreign court or governmental agency, authority, instrumentality or regulatory body.

            "Guarantor" means each REIT, each of the Material Subsidiaries of the Borrower and each Additional Credit Party which has executed a Guaranty, including any Supplemental Guaranty, hereunder, together with their successors and assigns.

            "Guaranty" means the guaranty, in substantially the form of Exhibit
      1.1 hereto, executed by the REITs and the Material Subsidiaries of the Borrower in favor of the Administrative Agent, for the benefit of the Lenders, as any such guaranty may be amended, restated, supplemented or otherwise modified from time to time, including by any Supplemental Guaranty executed by a Guarantor after the Closing Date.

            "Guaranty Obligations" means, with respect to any Person, without duplication, any obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intending to guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent, (a) to purchase any such Indebtedness or other obligation or any property constituting security therefor, (b) to advance or provide funds or other support for the payment or purchase of such Indebtedness or obligation or to maintain working capital, solvency or other balance sheet condition of such other Person (including, without limitation, maintenance agreements, comfort letters, take or pay arrangements, put agreements or similar agreements or arrangements) for the benefit of the holder of Indebtedness of such other Person, (c) to lease or purchase property, securities or services primarily for the purpose of assuring the owner of such Indebtedness against loss in respect thereof or (d) to otherwise assure or hold harmless the owner of such Indebtedness or obligation against loss in respect thereof; provided, that a guaranty of Non-Recourse Land Financing shall not be deemed to be a Guaranty Obligation until, and only to the extent that, such Non-Recourse Land Financing ceases to be Non-Recourse Land Financing; and provided further, that a guaranty of performance and other obligations of a joint venture (other than the guaranty of a joint venture's obligation to make principal payments of its Indebtedness) shall not constitute a Guaranty Obligation unless and until the occurrence of a default in the obligation that is guaranteed. The amount of any Guaranty Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Guaranty Obligation is made.

            "Hazardous Materials" means any substance, material or waste defined in or regulated under any Environmental Laws.

            "Hedging Agreements" means any interest rate protection agreements, foreign currency exchange agreements, commodity futures agreements or other interest or exchange rate hedging agreements.

            "Indebtedness" of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person to the extent of the value of such property (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations, other than intercompany items, of such Person issued or assumed as the deferred purchase price of property or services purchased by such Person which would appear as liabilities on a balance sheet of such Person, (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed,
      (f) all Guaranty Obligations of such Person, (g) the principal portion of all obligations of such Person under (i) Capital Leases and (ii) any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product of such Person where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP, (h) all net obligations of such Person in respect of Hedging Agreements, (i) all preferred stock issued by such Person and required by the terms thereof to be redeemed, or for which mandatory sinking fund payments are due by a fixed date, (j) the aggregate amount of uncollected accounts receivable of such Person subject at such time to a sale of receivables (or similar transaction) regardless of whether such transaction is effected without recourse to such Person or in a manner that would not be reflected on the balance sheet of such Person in accordance with GAAP, (k) obligations of such Person to reimburse the issuer of a Letter of Credit for amounts that have been paid by such issuer in respect of drawings thereunder, (l) current liabilities of such Person for unfunded vested pensions, and (m) all obligations of such Person to repurchase any securities which repurchase obligation is related to the issuance thereof, including, without limitation, obligations commonly known as residual equity appreciation potential shares.

            "Index Rate Swingline Loan" means a Swingline Loan bearing interest at the Adjusted LIBOR Market Index Rate.

            "Intellectual Property" has the meaning set forth in Section 6.19.

            "Intercreditor Agreement" means an Intercreditor and Subordination Agreement among the Administrative Agent, on behalf of the Lenders, certain other creditors, and Asset Seven Corp., Pulte Realty Corporation and any other REITs, as subordinated creditors, substantially in the form of Exhibit 1.2.

            "Interest Coverage Ratio" means, as of the end of each fiscal quarter of the Borrower for the twelve month period ending on such date, the ratio of (a) EBITDA for the applicable period to (b) interest incurred by the Credit Parties, whether such interest was expensed, capitalized, paid, accrued or scheduled to be paid or accrued.

            "Interest Payment Date" means (a) as to Floating Rate Loans, the last day of each calendar month and the Maturity Date and (b) as to Eurodollar Loans, the last day of each applicable Interest Period and the Maturity Date and in addition, where the applicable Interest Period for a Eurodollar Loan is greater than three months, then also the date three months from the beginning of the Interest Period and each three months thereafter.

            "Interest Period" means, (a) with respect to Eurodollar Loans, a period of one, two, three or six months' duration, as the Borrower may elect, commencing, in each case, on the date of the borrowing (including continuations and conversions thereof) and (b) with respect to Index Rate Swingline Loans, a period beginning on the date of advance and ending on the date specified in the applicable Swingline Loan Request, which shall be between one and seven Business Days in duration; provided, however, that (i) if any Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (except that where the next succeeding Business Day falls in the next succeeding calendar month, such Interest Period shall end on the next preceding Business Day), (ii) no Interest Period shall extend beyond the Maturity Date, and (iii) with respect to Eurodollar Loans, where an Interest Period begins on a day for which there is no numerically corresponding day in the calendar month in which the Interest Period is to end, such Interest Period shall end on the last Business Day of such calendar month.

            "Investment" in any Person means (a) the acquisition (whether for cash, property, services, assumption of Indebtedness, securities or otherwise) of assets (other than assets acquired in the ordinary course of business), shares of Capital Stock, bonds, notes, debentures, joint venture, partnership or other ownership interests or other securities of such other Person or (b) any deposit with, or advance, loan or other extension of credit to, such Person (other than deposits made in connection with the purchase of equipment or other assets in the ordinary course of business) or (c) any other capital contribution to or investment in such Person, including, without limitation, any Guaranty Obligation incurred for the benefit of such Person and any support provided for a Letter of Credit issued on behalf of such Person.

            "Issuance Date" means, with respect to a Facility LC, the date on which such Facility LC is issued.

            "LC Issuer" means each of Bank One and such other Lender selected by the Borrower with the approval of the Administrative Agent (which approval shall not be unreasonably withheld), to issue such Facility LC, provided such other Lender consents to act in such capacity. The Lenders that have issued the Existing Letters of Credit have been selected and approved as LC Issuers.

            "LC Obligations" means, at any time, the sum, without duplication, of (i) the aggregate undrawn stated amount under all Facility LCs outstanding at such time plus (ii) the aggregate unpaid amount at such time of all Reimbursement Obligations.

            "LC Payment Date" has the meaning set forth in Section 4.5.

            "Lender" means any of the Persons identified as a "Lender" on the signature pages hereto, and any Eligible Assignee which may become a Lender by way of assignment in accordance with the terms hereof, together with their successors and permitted assigns.

            "Lending Installation" means, with respect to a Lender or the Administrative Agent, any office, branch, subsidiary or affiliate of such Lender or the Administrative Agent.

            "Letter of Credit" of a Person means a letter of credit or similar instrument which is issued upon the application of such Person or upon which such Person is an account party or for which such Person is in any way liable.

            "LIBOR Market Index Rate" means, for any day with respect to an Index Rate Swingline Loan, the applicable British Bankers' Association week LIBOR rate for deposits in U.S. Dollars having a maturity of one week as reported by any generally recognized financial information service as of 11:00 a.m. (London time) on such day, provided that, if no such British Bankers' Association LIBOR rate is available to the Administrative Agent, the applicable LIBOR Market Index Rate shall instead be the rate determined by the Administrative Agent to be the rate at which Bank One or one of its Affiliate banks offers to place deposits in U.S. Dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) on such day, in the approximate amount of the applicable Index Rate Swingline Loan and having a maturity of one week.

            "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance, lien (statutory or otherwise), preference, priority or charge of any kind, including, without limitation, any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof.

            "Loan" or "Loans" means the Revolving Loans and the Swingline Loans (or a portion of any Revolving Loan or Swingline Loan), individually or collectively, as appropriate.

            "Material Adverse Effect" means a material adverse effect on (a) the business, assets, liabilities (actual or contingent), operations, condition (financial or otherwise) or prospects of the Credit Parties taken as a whole, (b) the ability of the Credit Parties taken as a whole to perform their obligations under this Credit Agreement or any of the other Credit Documents, or (c) the validity or enforceability of this Credit Agreement, any of the other Credit Documents, or the rights and remedies of the Lenders hereunder or thereunder taken as a whole.

            "Material Subsidiary" means any Domestic Subsidiary of the Borrower, now owned or hereafter acquired, that has assets with a fair market value of $10,000,000 or greater other than as set forth in clauses (a), (b), (c) and (d) below; provided that in no event may there exist Domestic Subsidiaries of the Borrower (other than the Excluded Subsidiaries) that have assets, in the aggregate, with a fair market value in excess of $50,000,000 that are not Guarantors hereunder. For purposes of this definition, the following Subsidiaries (collectively, the "Excluded Subsidiaries") shall not be considered Material Subsidiaries: (a) Pulte Mortgage LLC; (b) First Heights Bank; (c) North American Builders Indemnity Company; (d) Subsidiaries the investment in which was made as permitted by clause (f) of the definition of Permitted Investments; (e) any Subsidiary formed for the specific purpose of (i) acquiring mortgages or other assets from a Credit Party, for cash or Cash Equivalents and at a value which is comparable to that which would be obtained for such assets on an arm's length transaction and (ii) entering into a securitization program (or similar transaction or series of transactions) with respect to the acquired assets; provided that the sole recourse of such Subsidiary's creditors is the assets of such Subsidiary or another Person that is not a Credit Party; and (f) a Domestic Subsidiary whose sole asset is the ownership of a foreign entity or assets of a foreign entity; provided that the investment in any such Subsidiary subsequent to the Closing Date must be a Permitted Investment.

            "Maturity Date" means September 15, 2009, as such date may be extended in accordance with the terms of Section 2.5 (other than with respect to the Commitments and Loans of any Refusing Lender, in which case the applicable Maturity Date for such Commitments and Loans shall be the RL Maturity Date).

            "Modify" and "Modification" are defined in Section 4.1.

            "Moody's" means Moody's Investors Service, Inc., or any successor or assignee of the business of such company in the business of rating securities.

            "Mortgage Banking Subsidiaries" means Pulte Mortgage LLC and any other Subsidiary of the Borrower engaged primarily in the mortgage banking business.

            "Multiemployer Plan" means a Plan covered by Title IV of ERISA which is a multiemployer plan as defined in Section 3(37) or 4001(a)(3) of ERISA.

            "Multiple Employer Plan" means a Plan covered by Title IV of ERISA, other than a Multiemployer Plan, with respect to which any Credit Party or any of its Subsidiaries or any ERISA Affiliate and at least one employer other than a Credit Party or any of its Subsidiaries or any ERISA Affiliate are contributing sponsors.

            "Net Income" means, with respect to any Person for any period, the net income after taxes of such Person for such period, as determined in accordance with GAAP.

            "New Lender" means a Lender or an Eligible Assignee, in each case approved by the Borrower and the Administrative Agent, that agrees to become a Lender, or to increase its Commitment, pursuant to Section 2.1(e).

            "Non-Excluded Taxes" has the meaning set forth in Section 3.13(a).

            "Non-Recourse Land Financing" means any Indebtedness of any Credit Party for which the owner of such Indebtedness has no recourse, directly or indirectly, to a Credit Party for the principal of, premium, if any, and interest on such Indebtedness, and for which a Credit Party is not, directly or indirectly, obligated or otherwise liable for the principal of, premium, if any, and interest on such Indebtedness, except pursuant to mortgages, deeds of trust or other security interests or other recourse obligations or liabilities in respect of specific land or other real property interests of a Credit Party; provided that recourse obligations or liabilities of a Credit Party solely for indemnities, covenants or breach of warranty, representation or covenant in respect of any Indebtedness will not prevent Indebtedness from being classified as Non-Recourse Land Financing.

            "Non-U.S. Lender" has the meaning set forth in Section 3.13(b)(i).

            "Note" or "Notes" means the Revolving Notes and the Swingline Note, individually or collectively, as appropriate.

            "Notice of Borrowing" means a request by the Borrower for a Revolving Loan delivered pursuant to and in accordance with Section 2.1(b).

            "Notice of Continuation/Conversion" means a request by the Borrower to continue an existing Eurodollar Loan for a new Interest Period or to convert a Eurodollar Loan to a Floating Rate Loan (other than a Swingline
      Loan) or a Floating Rate Loan (other than a Swingline Loan) to a Eurodollar Loan delivered pursuant to and in accordance with Section 2.3.

            "Original Credit Agreement" has the meaning set forth in the Recitals to this Agreement.

            "Outstanding Credit Extensions" has the meaning set forth in Section 2.1(a)(i).

            "Participation Interest" means the Extension of Credit by a Lender by way of a purchase of a participation in any Loans as provided in
      Section 2.2 or Section 3.8.

            "PBGC" means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA and any successor thereto.

            "Permitted Holder" means (i) William J. Pulte, (ii) any of his Affiliates, parents, spouse, descendants and spouses of descendants or
      (iii) any trusts or other entities controlled by Mr. Pulte and his respective estates, heirs, administrators or personal representatives.

            "Permitted Investments" means Investments which are (a) cash or Cash Equivalents, (b) accounts receivable created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms, (c) inventory, raw materials and general intangibles acquired in the ordinary course of business, (d) Investments by a Credit Party in another Credit Party, (e) loans to directors, officers, employees, agents, customers or suppliers in the ordinary course of business, including the financing to purchasers of homes and other residential properties from a Credit Party, not to exceed, in the aggregate, $10,000,000 at any one time, (f) Investments in international home building and related ventures (whether in joint ventures or otherwise) not to exceed $150,000,000 during the term of this Credit Agreement, (g) Investments in Mortgage Banking Subsidiaries in an amount not to exceed at any one time the sum of (i) $130,000,000 plus (ii) amounts (net of applicable taxes) received by the Credit Parties from any Mortgage Banking Subsidiaries, as a dividend, subsequent to the Closing Date, (h) acquisitions of mortgages from any Mortgage Banking Subsidiaries at market or better than market terms for similar types of loans, (i) Investments in Capital Expenditures, or (j) other Investments (including Investments in joint ventures) in addition to those set forth above, not to exceed, in the aggregate, 10% of Tangible Net Worth at any one time.

            "Permitted Liens" means (a) Liens securing Credit Party Obligations;
      (b) Liens for taxes not yet due or Liens for taxes being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof); (c) Liens in respect of property imposed by law arising in the ordinary course of business such as materialmen's, mechanics', warehousemen's, carrier's, landlords' and other nonconsensual statutory Liens which are not yet due and payable or which are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof); (d) pledges or deposits made in the ordinary course of business to secure payment of worker's compensation insurance, unemployment insurance, pensions or social security programs; (e) Liens arising from good faith deposits in connection with or to secure performance of tenders, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business (other than obligations in respect of the payment of borrowed money); (f) Liens arising from good faith deposits in connection with or to secure performance of statutory obligations and surety and appeal bonds; (g) easements, rights-of-way, restrictions (including zoning restrictions), matters of plat, minor defects or irregularities in title and other similar charges or encumbrances not, in any material respect, impairing the use of the encumbered property for its intended purposes; (h) judgment Liens that would not constitute an Event of Default; (i) Liens in connection with Capital Leases and Liens securing Indebtedness permitted by Section 8.1(g) and (i); (j) Liens arising by virtue of any statutory or common law provision relating to banker's liens, rights of setoff or similar rights as to deposit accounts or other funds maintained with a creditor depository institution; (k) Liens existing on the Closing Date and identified on Schedule 1.1(c); (l) mortgage Liens granted to secure Indebtedness of a Credit Party to a REIT that is permitted under Section 8.1(h), so long as such mortgage

      Liens are unrecorded and unperfected; and (m) Liens granted to secure any Indebtedness permitted by Section 8.1(b); provided that (i) no such Lien shall extend to any property other than the property subject thereto on the Closing Date and (ii) the principal amount of the Indebtedness secured by such Liens shall not be increased from that existing as of the Closing Date (as such Indebtedness has been amortized subsequent to the Closing
      Date).

            "Person" means any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise (whether or not incorporated), or any Governmental Authority.

            "Plan" means any employee benefit plan (as defined in Section 3(3) of ERISA) which is covered by ERISA and with respect to which any Credit Party or any of its Subsidiaries or any ERISA Affiliate is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" within the meaning of Section 3(5) of ERISA.

            "Prime Rate" means the rate per annum equal to the prime rate of interest announced by JP Morgan Chase Bank from time to time as its "prime rate" (it being acknowledged that such announced prime rate may not necessarily be the lowest rate charged by JP Morgan Chase Bank to any of its customers), changing when and as said prime rate changes.

            "Pro Rata Share" means, as to any Lender at any time, the ratio of
      (a) such Lender's Revolving Loan Commitment to (b) the Revolving Committed Amount, as such percentage may be increased, reduced or modified at any time or from time to time pursuant to the terms hereof. The Pro Rata Share for each Lender on the Closing Date shall be as set forth on Schedule 1.1(a).

            "Qualified Subordinated Debt" means Subordinated Debt issued by the Credit Parties, which (i) matures on or after the first anniversary of the Maturity Date (and reduced, for purposes of this definition, by any principal amortization payments of such Subordinated Debt payable prior to the Maturity Date) and (ii) is in an aggregate amount not to exceed $300,000,000.

            "Quarterly Payment Date" has the meaning set forth in Section
      4.4(a).

            "Real Properties" means such real properties as the Credit Parties may own or lease (as lessee or sublessee) from third parties from time to time.

            "Refusing Lender" has the meaning set forth in Section 2.5(a).

            "Register" has the meaning set forth in Section 11.3(c).

            "Regulation A, D, O, T, U, or X" means Regulation A, D, O, T, U or X, respectively, of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

            "Reimbursement Obligations" means, at any time, the aggregate of all obligations of the Borrower then outstanding under Section 4 to reimburse the LC Issuers for amounts paid by the LC Issuers in respect of any one or more drawings under Facility LCs.

            "REIT" means Asset Seven Corp., Pulte Realty Corporation and any other Subsidiary of the Borrower that properly elects to be taxed as a real estate investment trust under Section 856(c) of the Code.

            "Reportable Event" means a "reportable event" as defined in Section 4043 of ERISA with respect to which the notice requirements to the PBGC have not been waived.

            "Required Lenders" means Lenders whose aggregate Credit Exposure (as hereinafter defined) constitutes at least 66-2/3% of the Credit Exposure of all Lenders at such time; provided, however, that if any Lender shall be a Defaulting Lender at such time then there shall be excluded from the determination of Required Lenders the aggregate principal amount of Credit Exposure of such Lender at such time. For purposes of the preceding sentence, the term "Credit Exposure" as applied to each Lender shall mean
      (a) at any time prior to the termination of the Commitments, the Pro Rata Share of such Lender multiplied by the Revolving Committed Amount and (b) at any time after the termination of the Commitments, the sum of (i) the principal balance of the outstanding Loans of such Lender plus (ii) such Lender's Participation Interests in the face amount of the outstanding Swingline Loans plus (iii) such Lender's Pro Rata Share of the LC Obligations.

            "Requirement of Law" means, as to any Person, the articles or certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or final, non-appealable determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or to which any of its material property is subject.

            "Reserve Requirement" means, with respect to an Interest Period, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed under Regulation D on Eurocurrency liabilities.

            "Revolving Committed Amount" means the aggregate of the Revolving Loan Commitments of all Lenders, as such amount may be increased, reduced or modified at any time or from time to time pursuant to the terms hereof. The Revolving Committed Amount on the Closing Date shall be One Billion Three Hundred Ten Million Dollars ($1,310,000,000).

            "Revolving Loan Commitment" means, as to any Lender, the obligation of such Lender to make Revolving Loans hereunder, to participate in the Facility LCs issued hereunder and to participate in Swingline Loans made by the Swingline Lender (to the extent provided for herein), all for the account of the Borrower in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on

      Schedule 1.1(a) hereto, as such amount may be increased, reduced or modified at any time or from time to time pursuant to the terms hereof.

            "Revolving Loans" means the Revolving Loans made to the Borrower by the Lenders pursuant to Section 2.1.

            "Revolving Note" or "Revolving Notes" means the promissory notes of the Borrower in favor of each of the Lenders evidencing the Revolving Loans provided pursuant to Section 2.1, individually or collectively, as appropriate, as such promissory notes may be amended, modified, supplemented, extended, renewed or replaced from time to time and as evidenced in the form of Exhibit 2.1(f).

            "RL Maturity Date" has the meaning set forth in Section 2.5(a).

            "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, or any successor or assignee of the business of such division in the business of rating securities.

            "Sale and Leaseback Transaction" means a sale or transfer made by a Credit Party (except a sale or transfer made from one Credit Party to another Credit Party) of any property which is either (a) a manufacturing plant, warehouse, office building or model home whose book value constitutes 1% or more of Consolidated Net Tangible Assets as of the date of determination or (b) any property which is not a manufacturing plant, warehouse, office building or model home whose book value constitutes 5% or more of Consolidated Net Tangible Assets as of the date of determination, if such sale or transfer is made with the intention of leasing, or as part of an arrangement involving the lease of, such property to the Borrower or a Material Subsidiary.

            "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

            "Senior Debt Rating" means, at any date, the rating of the Borrower's long-term unsecured senior debt by Moody's or S&P. If at any time neither Moody's nor S&P issues a rating of the Borrower's long-term unsecured senior debt, no Senior Debt Rating shall exist.

            "Single Employer Plan" means any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

            "Solvent" means, with respect to each Credit Party as of a particular date, that on such date (a) such Credit Party is able to pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (b) such Credit Party does not intend to, and does not believe that it will, incur debts or liabilities beyond such Credit Party's ability to pay as such debts and liabilities mature in their ordinary course, (c) such Credit Party is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Credit Party's assets would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Credit Party is engaged or is to engage, (d) the fair value of the assets of such Credit Party is greater than the total amount of liabilities (excluding (i) letters of credit and surety bonds issued in the normal course of business in connection with such Credit Party's development activities and (ii) intercompany indebtedness owed to other Credit Parties), including, without limitation, contingent liabilities of such Credit Party and (e) the present fair saleable value of the assets of such Credit Party is not less than the amount that will be required to pay the probable liability of such Credit Party on its debts as they become absolute and matured. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

            "Subordinated Debt" means any Indebtedness incurred by a Credit Party that is subordinated in full to the Credit Party Obligations on subordination terms acceptable to the Administrative Agent.

            "Subsidiary" means, as to any Person, (a) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time, any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries and (b) any partnership, association, joint venture, limited liability company or other entity in which such person directly or indirectly through Subsidiaries has more than a 50% equity interest at any time.

            "Supplemental Guaranty" means any Supplemental Guaranty (in the form of Exhibit A to the form of Guaranty attached hereto as Exhibit 1.1) executed and delivered by a REIT or a Material Subsidiary of the Borrower after the Closing Date.

            "Swingline Committed Amount" means Fifty Million Dollars ($50,000,000).

            "Swingline Lender" means Bank One.

            "Swingline Loan Commitment" means, with respect to the Swingline Lender, the commitment of the Swingline Lender to make Swingline Loans available to the Borrower in the principal amount of up to the Swingline Committed Amount.

            "Swingline Loan Request" means a request by the Borrower for a Swingline Loan pursuant to and in accordance with Section 2.2(b).

            "Swingline Loans" means the loans made by the Swingline Lender pursuant to Section 2.2.

            "Swingline Note" means the promissory note of the Borrower in favor of the Swingline Lender evidencing the Swingline Loans provided pursuant to Section 2.2, as such promissory note may be amended, modified, supplemented, extended, renewed or replaced from time to time in and as evidenced by the form of Exhibit 2.2(e).

            "Tangible Net Worth" means, as of any date, shareholders' equity or net worth of the Borrower, as determined in accordance with GAAP minus (i) intangibles (as determined in accordance with GAAP) and (ii) Investments described in clause (f) of the definition of Permitted Investments.

            "Termination Event" means (a) with respect to any Plan, the occurrence of a Reportable Event or the substantial cessation of operations (within the meaning of Section 4062(e) of ERISA); (b) the withdrawal of any Credit Party or any of its Subsidiaries or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a substantial employer (as such term is defined in Section 4001(a)(2) of ERISA), or the termination of a Multiple Employer Plan; (c) the distribution of a notice of intent to terminate or the actual termination of a Plan pursuant to Section 4041(a)(2) or 4041A of ERISA; (d) the institution of proceedings to terminate or the actual termination of a Plan by the PBGC under Section 4042 of ERISA; (e) any event or condition which might reasonably constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (f) the complete or partial withdrawal of any Credit Party or any of its Subsidiaries or any ERISA Affiliate from a Multiemployer Plan; or (g) the adoption of an amendment to any Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA.

            "Unused Revolving Committed Amount" means, for any period beginning on or after the Closing Date and ending on or before the Maturity Date, the daily average for such period of the amount by which (a) the Revolving Committed Amount exceeds (b) the sum of the aggregate principal amount of all Revolving Loans outstanding plus the aggregate amount of all Swingline Loans outstanding plus the aggregate amount of all LC Obligations outstanding.

            "Upfront Fees" means the fees payable to the Lenders pursuant to
      Section 3.4(d).

            "Voting Stock" of a corporation means all classes of the Capital Stock of such corporation then outstanding and normally entitled to vote in the election of directors.

      1.2   COMPUTATION OF TIME PERIODS AND OTHER DEFINITIONAL PROVISIONS.

      For purposes of computation of periods of time hereunder, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding." References in this Agreement to "Articles", "Sections", "Schedules" or "Exhibits" shall be to Articles, Sections, Schedules or Exhibits of or to this Agreement unless otherwise specifically provided.

      1.3   ACCOUNTING TERMS.

      Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall be prepared, in accordance with GAAP applied on a consistent basis. All calculations made for the purposes of determining compliance with this Credit Agreement shall (except as otherwise expressly provided herein) be made by application of GAAP applied on a basis consistent with the most recent annual or quarterly financial statements delivered pursuant to Section 7.1 (or, prior to the delivery of the first financial statements pursuant to Section 7.1, consistent with the financial statements described in Section 5.1(d)); provided, however, if (a) the Borrower shall object to determining such compliance on such basis at the time of delivery of such financial statements due to any change in GAAP or the rules promulgated with respect thereto or (b) the Administrative Agent or the Required Lenders shall so object in writing within 30 days after delivery of such financial statements, then such calculations shall be made on a basis consistent with GAAP as in effect as of the date of the most recent financial statements delivered by the Borrower to the Lenders to which no such objection shall have been made.

      1.4   TIME.

      All references to time herein shall be references to Central Standard Time or Central Daylight Savings Time, as the case may be, unless specified otherwise.

                                    SECTION 2

                                CREDIT FACILITIES

      2.1   REVOLVING LOANS.

            (a) Revolving Loan Commitment.

                  (i) Subject to the terms and conditions set forth herein, each
            Lender severally agrees to make revolving loans (each a "Revolving Loan" and collectively the "Revolving Loans") to the Borrower, in Dollars, at any time and from time to time, during the period from and including the Effective Date to but not including the Maturity Date (or such earlier date if the Revolving Committed Amount has been terminated as provided herein); provided, however, that (A) the sum of the aggregate amount of Revolving Loans outstanding plus the aggregate amount of Swingline Loans outstanding plus the aggregate amount of all LC Obligations outstanding (collectively, the "Outstanding Credit Extensions") shall not exceed the Revolving Committed Amount and (B) with respect to each individual Lender (other than the Swingline Lender), the Lender's Pro Rata Share of outstanding Revolving Loans plus such Lender's Pro Rata Share of outstanding Swingline Loans plus such Lender's Pro Rata Share of outstanding LC Obligations shall not exceed such Lender's Commitment. Subject to the terms of this Credit Agreement (including
            Section 3.3), the Borrower may borrow, repay and reborrow Revolving Loans.

                  (ii) Subject to the terms and conditions set forth herein, each Lender severally agrees to participate in Facility LCs issued pursuant to Section 4 for the account of the Borrower; provided that in no event may the aggregate amount of all outstanding LC Obligations exceed the lesser of (A) the Aggregate LC Commitment or (B) an amount equal to the Revolving Committed Amount minus the sum of all outstanding Loans.

            (b) Method of Borrowing for Revolving Loans. By no later than 11:00 a.m. (i) on the date of the requested borrowing of Revolving Loans that will be Floating Rate Loans or (ii) three Business Days prior to the date of the requested borrowing of Revolving Loans that will be Eurodollar Loans, the Borrower shall telephone the Administrative Agent with the information described below as well as submit a written Notice of Borrowing (which may be submitted via telecopy) to the Administrative Agent setting forth (A) the amount requested, (B) whether such Revolving Loans shall accrue interest at the Floating Rate or the Eurodollar Rate,
      (C) with respect to Revolving Loans that will be Eurodollar Loans, the Interest Period applicable thereto and (D) certification that the Borrower has complied in all respects with Section 5.2 and, to the extent that the Revolving Loan requested is the initial Extension of Credit, Section 5.1. Revolving Loans made on the Effective Date may be Floating Rate Loans or, subject to compliance by the Borrower with the terms of this Section 2.1(b) and delivery by the Borrower to the Administrative Agent of a funding indemnity letter in form and substance satisfactory to the Administrative Agent, Eurodollar Loans or a combination thereof.

            (c) Funding of Revolving Loans. Upon receipt of a Notice of Borrowing, the Administrative Agent shall promptly inform the Lenders as to the terms thereof. Each Lender shall make its Pro Rata Share of the requested Revolving Loans available to the Administrative Agent by 2:00 p.m. on the date specified in the Notice of Borrowing by deposit, in Dollars, of immediately available funds at its address specified in or pursuant to Section 11.1.

            No Lender shall be responsible for the failure or delay by any other Lender in its obligation to make Revolving Loans hereunder; provided, however, that the failure of any Lender to fulfill its obligations hereunder shall not relieve any other Lender of its obligations hereunder. Unless the Administrative Agent shall have been notified by any Lender prior to the date of any Eurodollar Loan or 30 minutes prior to the time of any Floating Rate Loan that such Lender does not intend to make available to the Administrative Agent its portion of the Revolving Loans to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on the date of such Revolving Loans, and the Administrative Agent in reliance upon such assumption, may (in its sole discretion but without any obligation to do so) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent, the Administrative Agent shall be able to recover such corresponding amount from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent will promptly notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover from the Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower to the date such corresponding amount is recovered by the Administrative Agent at a per annum rate equal to (i) from the Borrower at the applicable rate for such Revolving Loan pursuant to the Notice of Borrowing and (ii) from a Lender at the Federal Funds Effective Rate.

            (d) Reductions of Revolving Committed Amount.

                  (i) Upon at least three Business Days' notice, the Borrower shall have the right to permanently reduce, without premium or penalty, all or part of the aggregate unused amount of the Revolving Committed Amount at any time or from time to time; provided that (A) each partial reduction shall be in an aggregate amount at least equal to $5,000,000 and in integral multiples of $1,000,000 above such amount and (B) no reduction shall be made which would reduce the Revolving Committed Amount to an amount less than the Outstanding Credit Extensions.

                  (ii) Any reduction in (or termination of) the Revolving
            Committed Amount may not be reinstated without the consent of all the Lenders; provided, however, the Borrower shall still be entitled to increase the Revolving Committed Amount in accordance with the terms of Section 2.1(e). The Administrative Agent shall immediately notify the Lenders of any reduction in the Revolving Committed Amount.

            (e) Increase of Revolving Committed Amount.

                  (i) Request for Increase. The Borrower may, at any time and from time to time, request, by notice to the Administrative Agent, the Administrative Agent's approval of an increase of the Revolving Committed Amount ("Facility Increase"), within the limitations hereafter described, which request shall set forth the amount of each such requested Facility Increase. The Administrative Agent's approval of such request shall not be unreasonably withheld. Within twenty (20) days of such request, the Administrative Agent shall advise the Borrower of its approval or disapproval of such request; failure to so advise the Borrower shall constitute approval. If the Administrative Agent approves any such Facility Increase, then the Revolving Committed Amount may be so increased (up to the amount of such approved Facility Increase, in the aggregate) by having one or more New Lenders increase the amount of their then existing Revolving Loan Commitments or become Lenders with a new Revolving Loan Commitment hereunder, subject to and in accordance with the provisions of this Section 2.1(e). Any Facility Increase shall be subject to the following limitations and conditions: (A) any increase (in the aggregate) in the Revolving Committed Amount and the amount (in the aggregate) of any new Revolving Loan Commitment of any New Lender or the amount (in the aggregate) of any increase in the Revolving Loan Commitment of any New Lender, shall (unless otherwise agreed by the Borrower and the Administrative Agent) not be less than $5,000,000 (and shall be in integral multiples of $1,000,000 if in excess thereof); (B) no Facility Increase shall increase the Revolving Committed Amount to an amount in excess of the Aggregate Commitment Limit; (C) the Borrower and each New Lender shall have executed and delivered a commitment and acceptance (the "Commitment and Acceptance") substantially in the form of Exhibit 2.1(e) hereto, and the Administrative Agent shall have accepted and executed the same; (D) the Borrower shall have executed and delivered to the Administrative Agent such Revolving Notes as the Administrative Agent shall require to effect such Facility Increase; (E) the Borrower shall have delivered to the Administrative Agent opinions of counsel (substantially similar to the forms of opinions delivered pursuant to Section 5.1(c), modified to apply to the Facility Increase and each Revolving Note and Commitment and Acceptance executed and delivered in connection therewith); (F) the Guarantors shall in writing have consented to the Facility Increase and have agreed that their Guaranties continue in full force and effect and also apply to the Facility Increase; and (G) the Borrower and each New Lender shall otherwise have executed and delivered such other instruments and documents as the Administrative Agent shall have reasonably requested in connection with such Facility Increase. The form and substance of the documents required under clauses (A) through (G) above shall be reasonably acceptable to the Administrative Agent. The Administrative Agent shall provide written notice to all of the Lenders hereunder of any Facility Increase.

                  (ii) Loans by New Lenders. Upon the effective date of any
            increase in the Revolving Committed Amount pursuant to the provisions hereof, which effective date shall be mutually agreed upon by the Borrower, each New Lender and the Administrative Agent, the Borrower shall repay all outstanding Floating Rate Loans and reborrow a Floating Rate Loan in a like amount from the Lenders (including the New Lenders), but such New Lenders shall not participate in any then outstanding Eurodollar Loan. If the Borrower shall at any time on or after such effective date convert or continue any Eurodollar Loan that was outstanding on such effective date, the Borrower shall be deemed to repay such Eurodollar Loan on the date of the conversion or continuation thereof and then to reborrow as a new Revolving Loan a like amount on such date so that each New Lender shall advance on such date the amount of its Pro Rata Share of such Revolving Loan. Such New Lender shall make its Pro Rata Share of all Revolving Loans made on or after such effective date and shall otherwise have all of the rights and obligations of a Lender hereunder on and after such effective date. To the extent any Eurodollar Loan is converted or continued after the effective date of an increase in the Revolving Committed Amount and prior to the date on which such New Lender holds its Pro Rata Share of all Revolving Loans, the amount funded by such New Lender as its Pro Rata Share of such converted or continued Loan shall be paid ratably to the other Lenders such that all Lenders (including the New Lender) hold their Pro Rata Share of such converted or continued Loan. Notwithstanding the foregoing, upon the occurrence of an Event of Default prior to the date on which such New Lender is holding its Pro Rata Share of all outstanding Revolving Loans, such New Lender shall immediately (but not prior to such effective date) pay to the Administrative Agent (for the account of the other Lenders, to which the Administrative Agent shall pay their ratable shares thereof upon receipt) a sum equal to such New Lender's Pro Rata Share of each outstanding Eurodollar Loan with respect to which such New Lender does not then hold its Pro Rata Share; such payment by such New Lender shall constitute a Floating Rate Loan by such New Lender hereunder.

                  (iii) New Lenders' Participation in Facility LCs. Upon the
            effective date of any increase in the Revolving Committed Amount in accordance with the provisions of Section 2.1(e)(ii), each New Lender shall also be deemed to have irrevocably and unconditionally purchased and received, without recourse or warranty, from the Lenders party to this Agreement immediately prior to the effective date of such increase, an undivided interest and participation in all Facility LCs and Reimbursement Obligations (if any) then outstanding, ratably, such that each Lender (including each New Lender) holds a participation interest in each Facility LC and all Reimbursement Obligations (if any) in proportion to the ratio that such Lender's Commitment (upon the effective date of such increase in the Revolving Committed Amount) bears to the Revolving Committed Amount as so increased.

                  (iv) No Obligation to Increase Commitment. Nothing contained herein shall constitute, or otherwise be deemed to be, a commitment or agreement on the part of the Borrower or the Administrative Agent to give or grant any Lender the right to increase any Commitment hereunder at any time or a commitment or agreement on the part of any Lender to increase its Commitment hereunder at any time, and no Commitment of a Lender shall be increased without its prior written approval.

            (f) Revolving Notes. The Revolving Loans made by each Lender shall be evidenced by a duly executed promissory note of the Borrower to such Lender in an original principal amount equal to such Lender's Revolving Loan Commitment and in substantially the form of Exhibit 2.1(f).

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

      2.2   SWINGLINE LOANS SUBFACILITY.

            (a) Swingline Loans. The Swingline Lender hereby agrees, on the terms and subject to the conditions set forth herein and in the other Credit Documents, to make revolving loans to the Borrower, in Dollars, at any time and from time to time during the period from and including the Effective Date to but not including the Maturity Date (each such loan, a "Swingline Loan" and collectively, the "Swingline Loans"); provided that
      (i) the aggregate principal amount of the Swingline Loans outstanding at any one time shall not exceed the Swingline Committed Amount, and (ii) the aggregate amount of Swingline Loans outstanding plus the aggregate amount of Revolving Loans outstanding plus the aggregate amount of LC Obligations outstanding shall not exceed the Revolving Committed Amount. Prior to the Maturity Date, Swingline Loans may be repaid and reborrowed by the Borrower in accordance with the provisions hereof.

            (b) Method of Borrowing and Funding Swingline Loans. By no later than 1:00 p.m. on the date of the requested borrowing of Swingline Loans, the Borrower shall provide telephonic notice to the Swingline Lender, followed promptly by a written Swingline Loan Request (which may be submitted via telecopy), each of such telephonic notice and such written Swingline Loan Request setting forth (i) the amount of the requested Swingline Loan (which shall not be less than $100,000 and in integral multiples of $50,000 in excess thereof), (ii) the date of the requested Swingline Loan, (iii) certification that the Borrower has complied in all respects with Section 5.2 and, to the extent that the Swingline Loan requested is the initial Extension of Credit, Section 5.1 and (iv) whether such Swingline Loan is to be a Floating Rate Loan or an Index Rate Swingline Loan and, if such Swingline Loan is to be an Index Rate Swingline Loan, the applicable Interest Period. If the Borrower has requested an Index Rate Swingline Loan, the Swingline Lender shall provide to the Borrower no later than 1:30 p.m. on the date of such request the Adjusted LIBOR Market Index Rate. The Borrower shall notify the Swingline Lender by 2:00 p.m. on such date whether it wishes to accept the Adjusted LIBOR Market Index Rate. Failure of the Borrower to timely accept the Adjusted LIBOR Market Index Rate shall make the request for the Adjusted LIBOR Market Index Rate void, and such Swingline Loan shall be made as a Floating Rate Loan. The Swingline Lender shall initiate the transfer of funds representing the Swingline Loan advance to the Borrower by 3:00 p.m. on the Business Day of the requested borrowing.

            (c) Repayment and Participations of Swingline Loans. The Borrower agrees to repay all Swingline Loans that are Floating Rate Loans within one Business Day of demand therefor by the Swingline Lender and all Swingline Loans that are Index Rate Swingline Loans at the end of the applicable Interest Period; provided that each Swingline Loan shall be repaid within seven Business Days from the date of advance. Each repayment of a Swingline Loan may be accomplished by requesting Revolving Loans, which request is not subject to the conditions set forth in Section 5.2. In the event that the Borrower shall fail to timely repay any Swingline Loan, and in any event upon (i) the request of the Swingline Lender, (ii) the occurrence of an Event of Default described in Section 9.1(f) or (iii) the acceleration of any Loan or termination of any Commitment pursuant to
      Section 9.2, each other Lender shall irrevocably and unconditionally purchase from the Swingline Lender, without recourse or warranty, an undivided interest and participation in such Swingline Loan in an amount equal to such other Lender's Pro Rata Share thereof, by directly purchasing a participation in such Swingline Loan in such amount (regardless of whether the conditions precedent thereto set forth in Section 5.2 hereof are then satisfied (provided the Swingline Lender believed in good faith that the conditions precedent set forth in Section 5.2 were satisfied at the time of funding of such Swingline Loan), whether or not the Borrower has submitted a Notice of Borrowing and whether or not the Commitments are then in effect, any Event of Default exists or all the Loans have been accelerated) and paying the proceeds thereof to the Swingline Lender at its address specified in or pursuant to Section 11.1, in Dollars and in immediately available funds. If such amount is not in fact made available to the Swingline Lender by any Lender, the Swingline Lender shall be entitled to recover such amount on demand from such Lender, together with accrued interest thereon (to the extent the Borrower fails to pay accrued interest with respect to such amount) for each day from the date of demand thereof, at the Federal Funds Effective Rate. If such Lender does not pay such amount forthwith upon the Swingline Lender's demand therefor, and until such time as such Lender makes the required payment, the Swingline Lender shall be deemed to continue to have outstanding Swingline Loans in the amount of such unpaid participation obligation for all purposes of the Credit Documents other than those provisions requiring the other Lenders to purchase a participation therein. Further, such Lender shall be deemed to have assigned any and all payments made of principal and interest on its Loans, and any other amounts due to it hereunder to the Swingline Lender to fund Swingline Loans in the amount of the participation in Swingline Loans that such Lender failed to purchase pursuant to this
      Section 2.2(c) until such amount has been purchased (as a result of such assignment or otherwise). On the date the Lenders are required to purchase participations in outstanding Swingline Loans pursuant to this Section 2.2(c), the outstanding principal amount, including the Swingline Lender's Pro Rata Share, of such Swingline Loans shall be deemed to be a Revolving Loan accruing interest at the Floating Rate.

            (d) Interest on Swingline Loans. Subject to the provisions of
      Section 3.1, each Swingline Loan shall bear interest at a per annum rate equal to the Floating Rate or the Adjusted LIBOR Market Index Rate, as applicable.

            (e) Swingline Note. The Swingline Loans shall be evidenced by a duly executed promissory note of the Borrower to the Swingline Lender in the original principal amount of the Swingline Committed Amount and in substantially the form of Exhibit 2.2(e).

      2.3   CONTINUATIONS AND CONVERSIONS.

      The Borrower shall have the option, on any Business Day, to continue existing Eurodollar Loans for a subsequent Interest Period, to convert Floating Rate Loans (other than Swingline Loans) into Eurodollar Loans or to convert Eurodollar Loans into Floating Rate Loans (other than Swingline Loans); provided, however, that (a) each such continuation or conversion must be requested by the Borrower pursuant to a written Notice of Continuation/Conversion in compliance with the terms set forth below, (b) except as provided in Section 3.11, Eurodollar Loans may only be continued or converted into Floating Rate Loans on the last day of the Interest Period applicable thereto, (c) Eurodollar Loans may not be continued nor may Floating Rate Loans be converted into Eurodollar Loans during the existence and continuation of a Default or an Event of Default and
(d) any request to continue a Eurodollar Loan that fails to comply with the terms hereof or any failure to request a continuation of a Eurodollar Loan at the end of an Interest Period shall constitute a conversion to a Floating Rate Loan on the last day of the applicable Interest Period. Each continuation or conversion must be requested by the Borrower no later than 11:00 a.m. (i) on the date for a requested conversion of a Eurodollar Loan to a Floating Rate Loan or
(ii) three Business Days prior to the date for a requested continuation of a Eurodollar Loan or conversion of a Floating Rate Loan to a Eurodollar Loan, in each case pursuant to a written Notice of Continuation/Conversion submitted to the Administrative Agent which shall set forth (A) whether the Borrower wishes to continue or convert such Loans and (B) if the request is to continue a Eurodollar Loan or convert a Floating Rate Loan to a Eurodollar Loan, the Interest Period applicable thereto.

      2.4   MINIMUM AMOUNTS.

      Each request for a borrowing, conversion or continuation shall be subject to the requirements that (a) each Eurodollar Loan shall be in a minimum amount of $5,000,000 (and in integral multiples of $1,000,000 in excess thereof), (b) each Floating Rate Loan shall be in a minimum amount of the lesser of $1,000,000 (and integral multiples of $100,000 in excess thereof) or the remaining amount available under the Revolving Committed Amount and (c) each Swingline Loan shall be in a minimum amount of $100,000 (and in integral multiples of $50,000 in excess thereof) or the remaining amount of the Swingline Committed Amount. For the purposes of this Section, all Eurodollar Loans with the same Interest Periods that begin and end on the same date shall be considered as one Eurodollar Loan, but Eurodollar Loans with different Interest Periods, even if they begin on the same date, shall be considered as separate Eurodollar Loans.

      2.5   EXTENSION OF MATURITY DATE.

            (a) Not more than once each fiscal year of the Borrower, the Borrower may, by delivering a written notice to the Administrative Agent, request that the Maturity Date be extended for one additional year, provided the requested Maturity Date is not more than five (5) years from the date of such request. The Administrative Agent shall notify each Lender of such request promptly upon its receipt of such notice and shall request that each Lender respond to such request by the Borrower within sixty (60) days of the Administrative Agent's notice to the Lenders. If any Lender does not consent in writing or respond to the Borrower's request then such Lender (a "Refusing Lender") shall be deemed to have rejected such request. If Lenders whose combined Pro Rata Shares equal at least 66-2/3% (the "Extension Required Lenders"; each Lender agreeing to extend its Revolving Loan Commitment is referred to herein as an "Extending Lender") agree in writing within such 60-day period to extend their Revolving Loan Commitments, and provided that, on the last day of such 60-day period (x) the representations and warranties made by the Credit Parties in any Credit Document are true and correct in all material respects at and as if made as of such date except to the extent they expressly relate to an earlier date and (y) no Default or Event of Default shall exist or be continuing either prior to or after giving effect thereto and the Borrower deliver to the Administrative Agent a certificate so stating, then (i) effective on the last day of such 60-day period the Revolving Loan Commitments of the Extending Lenders shall without further action be extended for an additional one-year period, (ii) the term "Maturity Date" shall thenceforth mean, (A) as to the Commitments and Loans of the Extending Lenders, the last day of such additional one-year period and (B) as to the Commitments and Loans of the Refusing Lenders, the Maturity Date in effect prior to such extension (each a "RL Maturity Date"), (iii) subject to the terms of subsection (b) below, the Revolving Loan Commitments of the Refusing Lenders shall terminate on the applicable RL Maturity Date and the Loans and other amounts owed to such Lenders shall be due and payable on such date, (iv) subject to the terms of subsection
      (b) below, on such RL Maturity Date (A) the Revolving Committed Amount shall be reduced by an amount equal to the sum of the Revolving Loan Commitments of the applicable Refusing Lenders and (B) the Pro Rata Shares of the Extending Lenders shall be reallocated so that the sum of such Pro Rata Shares equals one hundred percent (100%) and (v) if the Outstanding Credit Extensions, after the payment provided for in clause (iii) above, exceed the Revolving Committed Amount (as so reduced) (A) the Borrower shall pay on such RL Maturity Date Loans in the amount necessary to cause the Outstanding Credit Extensions to equal but not exceed the Revolving Committed Amount and (B) if the outstanding LC Obligations exceed the Revolving Committed Amount (as so reduced), the Borrower shall pay to the Administrative Agent on such RL Maturity Date an amount in immediately available funds equal to the amount by which the outstanding LC Obligations exceed the Revolving Committed Amount, which funds shall be held in the Facility LC Collateral Account in accordance with and subject to the terms of Section 9.3(e). If such extension is not approved in writing by the Extension Required Lenders within such 60-day period, the Maturity Date then in effect will be retained.

            (b) So long as the Extension Required Lenders consent to the extension of the Maturity Date in accordance with the terms of Section 2.5(a):

                  (i) with respect to any Refusing Lender, the Borrower may
            request, in its own discretion and at its own expense, such Refusing Lender to transfer and assign (and such Refusing Lender shall be required to transfer and assign upon such request) in whole (but not in part), without recourse, representation or warranty (except as provided in Section 11.3(b)) and otherwise in accordance with and subject to the terms of Section 11.3(b), all of its interests, rights and obligations under this Credit Agreement to one or more Eligible Assignees (which may be one or more existing Lenders if any existing Lender accepts such assignment); provided that (A) such assignment or assignments shall not conflict with any law, rule, regulation or order of any court or other Governmental Authority,
            (B) the Borrower or such Eligible Assignee or Eligible Assignees shall pay to such Refusing Lender in immediately available funds the principal of and interest accrued to the date of such payment on the portion of the Loans hereunder held by such Refusing Lender and all other amounts owed to such Refusing Lender hereunder, as well as any processing fee owing to the Administrative

            Agent under Section 11.3(b), (C) the maturity date of the Loans transferred to such Eligible Assignee shall be the Maturity Date as extended in accordance with Section 2.5(a) above and (D) such transfer and assignment must occur on or prior to the applicable RL Maturity Date; or

                  (ii) the Borrower may (A) notify the Administrative Agent and the Extending Lenders in writing that it wishes to (and each such Extending Lender shall agree to) reduce the Revolving Loan Committed Amount by an amount equal to the sum of the Revolving Loan Commitments of the Refusing Lenders, (B) pay all outstanding Loans of the Refusing Lenders and any other amounts owing to the Refusing Lenders, and terminate the Revolving Loan Commitments of the Refusing Lenders (at which time their participations in all Facility LCs and LC Obligations shall also terminate) and (C) reallocate the Pro Rata Share of the Extending Lenders, on a pro rata basis, so that the sum of such Pro Rata Shares equals one hundred percent (100%).

            (c) The Borrower shall indemnify each Lender (whether an Extending Lender or Refusing Lender) for any loss or expense payable to such Lender pursuant to Section 3.14 as a result of any extension of the Maturity Date pursuant to this Section 2.5 and any assignment of such Lender's Commitments and Loans or any reallocation of such Lender's Pro Rata Share in connection with such extension.

            (d) Each of the Lenders hereby authorizes the Administrative Agent, on its behalf, to enter into an amendment to this Credit Agreement (and the Borrower hereby agrees to enter into any such amendment on terms reasonably acceptable to the Credit Parties and the Administrative Agent) to effectuate any extension of the Maturity Date, reduction of the Revolving Committed Amount, repayment of Loans or reallocation of the Pro Rata Shares, in each case as expressly contemplated by the terms of this
      Section 2.5.

      2.6   TELEPHONIC NOTICES.

      The Borrower hereby authorizes the Lenders and the Administrative Agent to extend, convert or continue Loans, effect selections of Floating Rate Loans, Eurodollar Loans and Index Rate Swingline Loans and to transfer funds based on telephonic notices made by any person or persons the Administrative Agent or any Lender in good faith believes to be acting on behalf of the Borrower, it being understood that the foregoing authorization is specifically intended to allow Notices of Borrowing, Notices of Continuation/Conversion and Swingline Loan Requests to be given telephonically. The Borrower agrees to deliver promptly to the Administrative Agent a written confirmation, if such confirmation is requested by the Administrative Agent or any Lender, of each telephonic notice signed by an authorized officer of the Borrower. If the written confirmation differs in any material respect from the action taken by the Administrative Agent and the Lenders, the records of the Administrative Agent and the Lenders shall govern absent manifest error.

      2.7   LENDING INSTALLATIONS.

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

            Each Lender may book its Loans and its participation in any LC Obligations and each LC Issuer may book the Facility LCs issued by it at any Lending Installation selected by such Lender or the LC Issuer, as the case may be, and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation and the Loans, Facility LCs, participations in LC Obligations and any Notes issued hereunder shall be deemed held by each Lender or LC Issuer, as the case may be, for the benefit of any such Lending Installation. Each Lender and LC Issuer may, by written notice to the Administrative Agent and the Borrower in accordance with Section 11.1, designate replacement or additional Lending Installations through which Loans will be made by it or Facility LCs will be issued by it and for whose account Loan payments or payments with respect to Facility LCs are to be made.

                                    SECTION 3

                     GENERAL PROVISIONS APPLICABLE TO LOANS

      3.1   INTEREST.

            (a) Interest. Subject to the provisions of Section 3.1(b):

                  (i) Floating Rate Loans. During such periods as Loans shall be comprised in whole or in part of Floating Rate Loans, such Floating Rate Loans shall bear interest at a per annum rate equal to the Floating Rate.

                  (ii) Eurodollar Loans. During such periods as Loans shall be comprised in whole or in part of Eurodollar Loans, such Eurodollar Loans shall bear interest at a per annum rate equal to the Eurodollar Rate.

                  (iii) Swingline Loans. Swingline Loans shall bear interest in accordance with the terms of Section 2.2(d).

            (b) Default Rate of Interest. Upon the occurrence, and during the continuance, of an Event of Default, upon notice from the Administrative Agent at the direction of the Required Lenders (or, in the case of an Event of Default under Section 9.1(f), automatically without notice or any action) (i) the principal of and, to the extent permitted by law, interest on the Loans and any other amounts owing hereunder or under the other Credit Documents (including without limitation fees and expenses) shall bear interest, payable on demand, at a per annum rate equal to two percent (2%) plus the rate which would otherwise be applicable (or if no rate is applicable, then the rate for Revolving Loans that are Floating Rate Loans plus two percent (2%) per annum) and (ii) the Facility LC Fee Rate shall be increased to a per annum rate equal to two percent (2%) plus the Facility LC Fee Rate which would otherwise be applicable.

            (c) Interest Payments. Interest on Loans shall be due and payable in arrears on each Interest Payment Date. If an Interest Payment Date falls on a date which is not a Business Day, such Interest Payment Date shall be deemed to be the next succeeding

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

      Business Day, except that in the case of Eurodollar Loans where the next succeeding Business Day falls in the next succeeding calendar month, then such Interest Payment Date shall be deemed to be the next preceding Business Day.

      3.2   PLACE AND MANNER OF PAYMENTS.

      All payments of principal, interest, fees, expenses and other amounts to be made by a Credit Party under this Credit Agreement shall be made without setoff, deduction or counterclaim and received not later than 1:00 p.m. on the date when due, in Dollars and in immediately available funds, by the Administrative Agent at its address specified in or pursuant to Section 11.1. Payments received after such time shall be deemed to have been received on the next Business Day. The Borrower shall, at the time it makes any payment under this Credit Agreement, specify to the Administrative Agent the Loans, fees or other amounts payable by the Borrower hereunder to which such payment is to be applied (and in the event that it fails to specify, or if such application would be inconsistent with the terms hereof, the Administrative Agent shall, subject to Section 3.7, distribute such payment to the Lenders in such manner as the Administrative Agent may deem appropriate). The Administrative Agent will distribute such payments to the applicable Lenders on the same Business Day if any such payment is received prior to 1:00 p.m.; otherwise the Administrative Agent will distribute such payment to the applicable Lenders not later than the next succeeding Business Day. Whenever any payment hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day (subject to accrual of interest and fees for the period of such extension), except that in the case of Eurodollar Loans, if the extension would cause the payment to be made in the next following calendar month, then such payment shall instead be made on the next preceding Business Day.

      3.3   PREPAYMENTS.

            (a) Voluntary Prepayments. The Borrower shall have the right to prepay Loans in whole or in part from time to time without premium or penalty; provided, however, that (i) Eurodollar Loans may only be prepaid on three Business Days' prior written notice to the Administrative Agent and (ii) each such partial prepayment of Loans shall be in the minimum principal amount of (A) $5,000,000 and integral multiples of $1,000,000 in excess thereof for Revolving Loans and (B) $100,000 and integral multiples of $50,000 in excess thereof for Swingline Loans. All prepayments under this Section shall be subject to Section 3.14 and be accompanied by interest on the principal amount prepaid through the date of prepayment.

            (b) Mandatory Prepayments. If, at any time, the sum of the aggregate amount of Revolving Loans outstanding plus Swingline Loans outstanding plus the aggregate amount of all LC Obligations exceeds the Revolving Committed Amount, the Borrower shall immediately make a principal payment to the Administrative Agent in the manner and in an amount such that the sum of the aggregate amount of Revolving Loans outstanding plus Swingline Loans outstanding plus the aggregate amount of all LC Obligations outstanding is less than or equal to the Revolving Committed Amount (to be applied as set forth in Section 3.3(c) below).

            (c) Application of Prepayments. All amounts required to be paid pursuant to Section 3.3(b) shall be applied first to Swingline Loans and second to Revolving Loans. Within the parameters of the applications set forth above, prepayments shall be applied first to Floating Rate Loans and then to Eurodollar Loans (or Index Rate Swingline Loans, as applicable) in direct order of Interest Period maturities. All prepayments hereunder shall be subject to Section 3.14 and shall be accompanied by interest on the principal amount prepaid through the date of prepayment.

      3.4   FEES.

            (a) Commitment Fees. The Borrower agrees to pay to the Administrative Agent for the pro rata benefit of the Lenders commitment fees ("Commitment Fees") at a rate per annum equal to the Applicable Percentage (for Commitment Fees) of the Unused Revolving Committed Amount, payable in arrears on each Quarterly Payment Date and upon the Maturity Date and any earlier date on which the Commitments are terminated hereunder, provided, however, that the Swingline Loans shall constitute usage only of the Revolving Credit Commitment of the Swingline Lender.

            (b) Administrative Fees. The Borrower agrees to pay to the Administrative Agent, for its own account, administrative fees (the "Administrative Fees") in accordance with the terms of the Fee Letter.

            (c) Extension Fees. The Borrower agrees to pay to the Administrative Agent for the pro rata benefit of each Extending Lender, at the time of any extension of the Maturity Date pursuant to Section 2.5, such extension fees as are agreed upon among the Borrower, the Administrative Agent and such Extending Lenders.

            (d) Upfront Fees. In consideration of the Revolving Committed Amount being made available by the Lenders hereunder, the Borrower agrees to pay to each Lender an upfront fee in accordance with the terms of the Arranger's invitation letter to prospective Lenders dated August 3, 2004 (the "Upfront Fees"). The Upfront Fees shall be due and payable on or prior to the Effective Date.

      3.5   PAYMENT IN FULL AT MATURITY.

      On the Maturity Date, the entire outstanding principal balance of all Revolving Loans and Swingline Loans, together with accrued but unpaid interest and all other sums owing with respect thereto, shall be due and payable in full, unless accelerated sooner pursuant to Section 9.2.

      3.6   COMPUTATIONS OF INTEREST AND FEES.

            (a) Except for Floating Rate Loans and Swingline Loans, in which case interest shall be computed on the basis of a 365 or 366 day year as the case may be, all computations of interest and fees hereunder shall be made on the basis of the actual number of days elapsed over a year of 360 days. Interest shall accrue from and include the date of borrowing (or continuation or conversion) but exclude the date of payment.

            (b) It is the intent of the Lenders and the Credit Parties to conform to and contract in strict compliance with applicable usury law from time to time in effect. All agreements between the Lenders and the Borrower are hereby limited by the provisions of this paragraph which shall override and control all such agreements, whether now existing or hereafter arising and whether written or oral. In no way, nor in any event or contingency (including but not limited to prepayment or acceleration of the maturity of any obligation), shall the interest taken, reserved, contracted for, charged, or received under this Credit Agreement, under the Notes or otherwise, exceed the maximum nonusurious amount permissible under applicable law. If, from any possible construction of any of the Credit Documents or any other document, interest would otherwise be payable in excess of the maximum nonusurious amount, any such construction shall be subject to the provisions of this paragraph and such documents shall be automatically reduced to the maximum nonusurious amount permitted under applicable law, without the necessity of execution of any amendment or new document. If any Lender shall ever receive anything of value which is characterized as interest on the Loans under applicable law and which would, apart from this provision, be in excess of the maximum lawful amount, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the Loans and not to the payment of interest, or refunded to the Borrower or the other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal amount of the Loans. The right to demand payment of the Loans or any other Indebtedness evidenced by any of the Credit Documents does not include the right to accelerate the payment of any interest which has not otherwise accrued on the date of such demand, and the Lenders do not intend to charge or receive any unearned interest in the event of such demand. All interest paid or agreed to be paid to the Lenders with respect to the Loans shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term (including any renewal or extension) of the Loans so that the amount of interest on account of such Indebtedness does not exceed the maximum nonusurious amount permitted by applicable law.

      3.7   PRO RATA TREATMENT.

      Except to the extent otherwise provided herein, each Revolving Loan borrowing, each payment or prepayment of principal of any Revolving Loan, each payment of fees (other than the Administrative Fees retained by the Administrative Agent for its own account and fees payable to a LC Issuer), each reduction of the Revolving Committed Amount, and each conversion or continuation of any Revolving Loan, shall (except as otherwise provided in Section 3.11) be allocated pro rata among the relevant Lenders in accordance with the respective Pro Rata Shares of

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

such Lenders (or, if the Commitments of such Lenders have expired or been terminated, in accordance with the respective principal amounts of the outstanding Loans and Participation Interests of such Lenders); provided that, if any Lender shall have failed to pay its applicable pro rata share of any Revolving Loan, then any amount to which such Lender would otherwise be entitled pursuant to this Section 3.7 shall instead be payable to the Administrative Agent until the share of such Revolving Loan not funded by such Lender has been repaid; provided further, that in the event any amount paid to any Lender pursuant to this Section 3.7 is rescinded or must otherwise be returned by the Administrative Agent, each Lender shall, upon the request of the Administrative Agent, repay to the Administrative Agent the amount so paid to such Lender, with interest for the period commencing on the date such payment is returned by the Administrative Agent until the date the Administrative Agent receives such repayment at a rate per annum equal to, during the period to but excluding the date two Business Days after such request, the Federal Funds Effective Rate, and thereafter, the Floating Rate plus two percent (2%) per annum.

      3.8   SHARING OF PAYMENTS.

      The Lenders agree among themselves that, except to the extent otherwise provided herein, in the event that any Lender shall obtain payment in respect of any Loan or any other obligation owing to such Lender under this Credit Agreement through the exercise of a right of setoff, banker's lien or counterclaim, or pursuant to a secured claim under Section 506 of the Bankruptcy Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, in excess of its pro rata share of such payment as provided for in this Credit Agreement, such Lender shall promptly pay in cash or purchase from the other Lenders a participation in such Loans and other obligations in such amounts, and make such other adjustments from time to time, as shall be equitable to the end that all Lenders share such payment in accordance with their respective ratable shares as provided for in this Credit Agreement. The Lenders further agree among themselves that if payment to a Lender obtained by such Lender through the exercise of a right of setoff, banker's lien, counterclaim or other event as aforesaid shall be rescinded or must otherwise be restored, each Lender which shall have shared the benefit of such payment shall, by payment in cash or a repurchase of a participation theretofore sold, return its share of that benefit (together with its share of any accrued interest payable with respect thereto) to each Lender whose payment shall have been rescinded or otherwise restored. The Borrower agrees that any Lender so purchasing such a participation may, to the fullest extent permitted by law, exercise all rights of payment, including setoff, banker's lien or counterclaim, with respect to such participation as fully as if such Lender were a holder of such Loan or other obligation in the amount of such participation. Except as otherwise expressly provided in this Credit Agreement, if any Lender or the Administrative Agent shall fail to remit to the Administrative Agent or any other Lender an amount payable by such Lender or such Administrative Agent to such Administrative Agent or such other Lender pursuant to this Credit Agreement on the date when such amount is due, such payments shall be made together with interest thereon for each date from the date such amount is due until the date such amount is paid to such Administrative Agent or such other Lender at a rate per annum equal to the Federal Funds Effective Rate. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section 3.8 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders under this Section 3.8 to share in the benefits of any recovery on such secured claim.

      3.9   CAPITAL ADEQUACY.

      If, after the date hereof, any Lender or LC Issuer has determined that the adoption or the becoming effective of, or any change in, or any change by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof in the interpretation or administration of, any applicable law, rule or regulation regarding capital adequacy, or compliance by such Lender or LC Issuer, or the parent corporation of such Lender or LC Issuer, with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's or LC Issuer's (or parent corporation's) capital or assets as a consequence of its commitments or obligations hereunder to a level below that which such Lender or LC Issuer, or the parent corporation of such Lender or LC Issuer, could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender's or LC Issuer's (or parent corporation's) policies with respect to capital adequacy), then, upon written notice from such Lender or LC Issuer to the Borrower, the Borrower shall be obligated to pay to such Lender or LC Issuer such additional amount or amounts as will compensate such Lender or LC Issuer on an after-tax basis (after taking into account applicable deductions and credits in respect of the amount indemnified) for such reduction. Each such written notice of a determination by any such Lender or LC Issuer of amounts owing under this Section 3.9 shall set forth and certify in reasonable detail the basis for such determination and the calculation of amounts so owing, which certification shall, absent manifest error, be conclusive and binding on the parties hereto. Notwithstanding anything to the contrary contained herein, the Borrower shall not be required to make any payments to any Lender or LC Issuer or the Administrative Agent pursuant to this
Section 3.9 relating to any period of time which is greater than 90 days prior to such Person's request for additional payment except for retroactive application of such law, rule or regulation, in which case the Borrower is required to make such payments so long as such Person makes a request therefor within 90 days after the public announcement of such retroactive application. This covenant shall survive the termination of this Credit Agreement and the payment of the Loans and all other amounts payable hereunder.

      3.10  INABILITY TO DETERMINE INTEREST RATE.

      If prior to the first day of any Interest Period, the Administrative Agent shall have determined in good faith (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Base Rate for such Interest Period, the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the Lenders as soon as practicable thereafter, and will also give prompt written notice to the Borrower when such conditions no longer exist. If such notice is given (a) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as Floating Rate Loans and (b) any Loans that were to have been converted on the first day of such Interest Period to or continued as Eurodollar Loans shall be converted to or continued as Floating Rate Loans. Until such notice is withdrawn by the Administrative Agent, no further Eurodollar Loans shall be made or continued as such, nor shall the Borrower have the right to convert Floating Rate Loans to Eurodollar Loans.

      3.11  ILLEGALITY.

      Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof occurring after the Closing Date shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Credit Agreement, (a) such Lender shall promptly give written notice of such circumstances to the Borrower and the Administrative Agent (which notice shall be withdrawn whenever such circumstances no longer exist), (b) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert a Floating Rate Loan to Eurodollar Loans shall forthwith be canceled and, until such time as it shall no longer be unlawful for such Lender to make or maintain Eurodollar Loans, such Lender shall then have a commitment only to make a Floating Rate Loan when a Eurodollar Loan is requested and (c) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Floating Rate Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to Section 3.14.

      3.12  REQUIREMENTS OF LAW.

      If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof applicable to any Lender or LC Issuer, or compliance by any Lender or LC Issuer with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority, in each case made subsequent to the Closing Date (or, if later, the date on which such Lender becomes a Lender):

            (a) shall subject such Lender or LC Issuer to any tax of any kind whatsoever with respect to any Eurodollar Loans made by it or its obligation to make Eurodollar Loans or with respect to any Facility LCs or its participation therein, or change the basis of taxation of payments to such Lender or LC Issuer in respect thereof (except for Non-Excluded Taxes covered by Section 3.13 (including Non-Excluded Taxes imposed solely by reason of any failure of such Lender to comply with its obligations under
      Section 3.13(b)) and changes in taxes measured by or imposed upon the overall net income, or franchise tax (imposed in lieu of such net income tax), of such Lender or LC Issuer or its applicable lending office, branch, or any affiliate thereof);

            (b) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender or LC Issuer which is not otherwise included in the determination of the Eurodollar Base Rate hereunder; or

            (c) shall impose on such Lender or LC Issuer any other condition (excluding any tax of any kind whatsoever);

and the result of any of the foregoing is to increase the cost to such Lender or LC Issuer, by an amount which such Lender or LC Issuer deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or issuing or participating in any Facility LC or to reduce any amount receivable hereunder in respect thereof, then, in any such case, upon notice to the Borrower from such Lender or LC Issuer, through the Administrative Agent, in accordance herewith, the Borrower shall be obligated to promptly pay such Lender or LC Issuer , upon its demand, any additional amounts necessary to compensate such Lender or LC Issuer on an after-tax basis (after taking into account applicable deductions and credits in respect of the amount indemnified) for such increased cost or reduced amount receivable, provided that, in any such case, the Borrower may elect to convert the Eurodollar Loans made by such Lender hereunder to Floating Rate Loans by giving the Administrative Agent at least one Business Day's notice of such election, in which case the Borrower shall promptly pay to such Lender or LC Issuer, upon demand, without duplication, such amounts, if any, as may be required pursuant to Section 3.14. If any Lender or LC Issuer becomes entitled to claim any additional amounts pursuant to this Section 3.12, it shall provide prompt written notice thereof to the Borrower, through the Administrative Agent, certifying (x) that one of the events described in this
Section 3.12 has occurred and describing in reasonable detail the nature of such event, (y) as to the increased cost or reduced amount resulting from such event and (z) as to the additional amount demanded by such Lender or LC Issuer and a reasonably detailed explanation of the calculation thereof. Such a certificate as to any additional amounts payable pursuant to this Section 3.12 submitted by such Lender or LC Issuer, through the Administrative Agent, to the Borrower shall be conclusive and binding on the parties hereto in the absence of manifest error. This covenant shall survive the termination of this Credit Agreement and the payment of the Loans and all other amounts payable hereunder. Notwithstanding anything to the contrary contained herein, the Borrower shall not be required to make any payments to any Lender or LC Issuer or the Administrative Agent pursuant to this Section relating to any period of time which is greater than 90 days prior to such Person's request for additional payment except for retroactive application of such law, rule or regulation, in which case the Borrower is required to make such payments so long as such Person makes a request therefor within 90 days after the public announcement of such retroactive application.

      3.13  TAXES.

            (a) Withholding. Except as provided below in this Section 3.13, all payments made by the Borrower under this Credit Agreement and any Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any court, or governmental body, agency or other official, excluding taxes measured by or imposed upon the net income of any Lender or its applicable lending office, or any branch or affiliate thereof, and all franchise taxes, branch taxes, taxes on doing business or taxes on the capital or net worth of any Lender or its applicable lending office, or any branch or affiliate thereof, in each case imposed in lieu of net income taxes: (i) by the jurisdiction under the laws of which such Lender, applicable lending office, branch or affiliate is organized or is located, or in which its principal executive office is located, or any nation within which such jurisdiction is located or any political subdivision thereof; or (ii) by reason of any connection between the jurisdiction imposing such tax and such Lender, applicable lending office, branch or affiliate other than a connection arising solely from such Lender having executed, delivered or performed its obligations, or received payment under or enforced, this Credit Agreement or any Notes. If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to the Administrative Agent or any Lender hereunder or under any Notes, (A) the amounts so payable to the Administrative Agent or such Lender shall be increased to the extent necessary to yield to the Administrative Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Credit Agreement and any Notes, provided, however, that the Borrower shall be entitled to deduct and withhold any Non-Excluded Taxes and shall not be required to increase any such amounts payable to any Lender if such Lender fails to comply with the requirements of paragraph (b) of this Section
      3.13 whenever any Non-Excluded Taxes are payable by the Borrower, (B) as promptly as possible after requested the Borrower shall send to such Administrative Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof and (C) with respect to any withholding of United States federal income tax, the Borrower shall apply to the payments the required withholding tax rates provided by the applicable United States withholding tax rules, including but not limited to Internal Revenue Code Section 1441, 1442, 3406 and 6049. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Administrative Agent and any Lender for any incremental Non-Excluded Taxes, interest or penalties that may become payable by the Administrative Agent or any Lender as a result of any such failure. The agreements in this subsection shall survive the termination of this Credit Agreement and the payment of the Loans and all other amounts payable hereunder.

            (b) U.S. and Non-U.S. Lenders

                  (i) Each Lender, including each Lender that is not
            incorporated under the laws of the United States of America or a state thereof (each a "Non-U.S. Lender"), agrees that it will, not more than ten (10) Business Days after the date of this Agreement,
            (i) deliver to the Administrative Agent two duly completed copies of the applicable United States Internal Revenue Service Form W-8 or W-9, including but not limited to United States Internal Revenue Service Form W-8BEN or W-8ECI or (ii) in the case of a Non-U.S. Lender claiming exemption from the withholding of United States federal income tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest," deliver two duly completed copies of the applicable United States Internal Revenue Service Form W-8, including but not limited to a United States Internal Revenue Service Form W-8BEN and a certificate representing that such Lender is not (A) a "bank" for purposes of Section 881(c) of the Code, (B) a ten-percent shareholder of the Borrower (within the meaning of Section 871(h)(3)(B) of the Code) or (C) a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Code), certifying in either case that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes. Each Lender further undertakes to deliver to each of the Borrower and the Administrative Agent (x) renewals or additional copies of such form (or any successor form) on or before the date that such form expires or becomes obsolete, and (y) after the occurrence of any event requiring a change in the most recent forms so delivered by it, such additional forms or amendments thereto as may be reasonably requested by the Borrower or the Administrative Agent. All forms or amendments described in the preceding sentence shall certify that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form or amendment with respect to it and such Lender advises the Borrower and the Administrative Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

                  (ii) For any period during which a Lender has failed to
            provide the Borrower with an appropriate form pursuant to clause (i) above (unless such failure is due to a change in treaty, law or regulation, or any change in the interpretation or administration thereof by any governmental authority, occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under this Section
            3.13 with respect to Taxes imposed by the United States; provided that, should a Lender which is otherwise exempt from or subject to a reduced rate of withholding tax become subject to Taxes because of its failure to deliver a form required under clause (i) above, the Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

                  (iii) Any Lender that is entitled to an exemption from or
            reduction of withholding tax with respect to payments under this Agreement or any Note pursuant to the law of any relevant jurisdiction or any treaty shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate.

                  (iv) If the U.S. Internal Revenue Service or any other
            governmental authority of the United States or any other country or any political subdivision thereof asserts a claim that the Administrative Agent or the Borrower, as applicable, did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered or properly completed, because such Lender failed to notify the Administrative Agent or the Borrower, as applicable, of a change in circumstances which rendered its exemption from withholding ineffective, or for any other reason), such Lender shall indemnify the Administrative Agent or the Borrower, as applicable, fully for all amounts paid, directly or indirectly, by the Administrative Agent or the Borrower, as applicable, as tax, withholding therefor, or otherwise, including penalties and interest, and including taxes imposed by any jurisdiction on amounts payable to the Administrative Agent or the Borrower, as applicable, under this subsection, together with all costs and expenses related thereto (including attorneys fees and time charges of attorneys for the Administrative Agent or the Borrower, as applicable, which attorneys may be employees of the Administrative Agent or the Borrower, as applicable). The obligations of the Lenders under this clause (iv) shall survive the payment of the Obligations and termination of this Agreement.

                  (v) Notwithstanding the above, if any change in treaty, law or regulation has occurred after the date such Person becomes a Lender hereunder which renders all such forms (or successor forms) inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Borrower and the Administrative Agent, then such Lender shall be exempt from such requirements. Each Person that shall become a Lender or a participant of a Lender pursuant to Section
            11.3 shall, upon the effectiveness of the related transfer, be required to provide all of the forms, certifications and statements required pursuant to this subsection (b); provided that in the case of a participant of a Lender, the obligations of such participant of a Lender pursuant to this subsection (b) shall be determined as if the participant of a Lender were a Lender except that such participant of a Lender shall furnish all such required forms, certifications and statements to the Lender from which the related participation shall have been purchased.

      3.14  COMPENSATION.

      The Borrower promises to indemnify each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of (a) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Credit Agreement,
(b) default by the Borrower in making any prepayment of a Eurodollar Loan after the Borrower has given a notice thereof in accordance with the provisions of this Credit Agreement and (c) the making of a prepayment of Eurodollar Loans on a day which is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of the applicable Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Eurodollar Loans provided for herein (excluding, however, the Applicable Percentage included therein, if any) minus (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank Eurodollar market. The agreements in this Section shall survive the termination of this Credit Agreement and the payment of the Loans and all other amounts payable hereunder.

      3.15  SUBSTITUTION OF LENDER.

      If (a) the obligation of any Lender to make Eurodollar Loans has been suspended pursuant to Section 3.11 or (b) any Lender has demanded compensation under Section 3.9, 3.11, 3.12, 3.13 or 3.14, the Borrower shall have the right, with the assistance of the Administrative Agent, to seek a mutually satisfactory substitute lender or lenders. Any substitution under this Section 3.15 may be accomplished, at the Borrower's option, either (i) by the replaced Lender assigning its rights and obligations hereunder to a replacement lender or lenders pursuant to Section 11.3(b) at a mutually agreeable price or (ii) by the Borrower's prepaying all outstanding Loans from the replaced Lender and terminating such Lender's Commitment on a date specified in a notice delivered to the Administrative Agent and the replaced Lender at least three Business Days before the date so specified (and compensating such Lender for any resulting funding losses as provided in Section 3.14 but otherwise without premium or penalty) and concurrently a replacement Lender or Lenders assuming a Commitment in an amount equal to the Commitment being terminated and making Loans in the same aggregate amount and having the same maturity date or dates, respectively, as the Loans being prepaid, all pursuant to documents reasonably satisfactory to the Administrative Agent (and in the case of any document to be signed by the replaced Lender, reasonably satisfactory to such Lender). No such substitution shall relieve the Borrower of its obligations to compensate and/or indemnify the replaced Lender as required by Section 3.9, 3.11, 3.12, 3.13 or 3.14 with respect to the period before it is replaced and to pay all accrued interest, accrued fees and other amounts owing to the replaced Lender hereunder.

      3.16  EVIDENCE OF DEBT.

            (a) Each Lender shall maintain an account or accounts evidencing each Loan made by such Lender to the Borrower from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Credit Agreement. Each Lender will make reasonable efforts to maintain the accuracy of its account or accounts and to promptly update its account or accounts from time to time, as necessary.

            (b) The Administrative Agent shall maintain the Register pursuant to
      Section 11.3(c), and a subaccount for each Lender, in which Register and subaccounts (taken together) shall be recorded (i) the amount, type and Interest Period of each such Loan hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable to each Lender hereunder, and (iii) the amount of any sum received by the Administrative Agent hereunder from or for the account of the Borrower and each Lender's share thereof, if any. The Administrative Agent will make reasonable efforts to maintain the accuracy of the subaccounts referred to in the preceding sentence and to promptly update such subaccounts from time to time, as necessary.

            (c) The entries made in the accounts, Register and subaccounts maintained pursuant to subsection (b) of this Section 3.16 (and, if consistent with the entries of the Administrative Agent, subsection (a)) shall be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain such account, such Register, or such subaccount, as applicable, or any error therein, shall not in any manner affect the obligation of the Borrower to repay the Loans made by such Lender in accordance with the terms hereof.

                                    SECTION 4

                                  FACILITY LCs

      4.1   ISSUANCE.

      Each LC Issuer hereby agrees, on the terms and conditions set forth in this Agreement, to issue standby Letters of Credit (each such Letter of Credit and each Existing Letter of Credit, a "Facility LC") and to renew, extend, increase, decrease or otherwise modify each Facility LC ("Modify," and each such action a "Modification"), from time to time from and including the date of this Agreement and not later than five (5) Business Days prior to the Maturity Date upon the request of the Borrower; provided that immediately after each such Facility LC is issued or Modified, (i) the aggregate amount of the outstanding LC Obligations shall not exceed the Aggregate LC Commitment and (ii) the sum of the aggregate amount of Revolving Loans outstanding plus the aggregate amount of Swingline Loans outstanding plus the aggregate amount of all LC Obligations outstanding shall not exceed the Revolving Committed Amount. No Facility LC shall have an expiry date later than the fifth (5th) Business Day prior to the Maturity Date.

      4.2   PARTICIPATIONS.

      Upon the Effective Date (in the case of the Existing Letters of Credit) and upon issuance or Modification by an LC Issuer of a Facility LC in accordance with this Section 4, such LC Issuer shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably sold to each Lender, and each Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from such LC Issuer, a participation in such Facility LC (and each Modification thereof) and the related LC Obligations in proportion to its Pro Rata Share.

      4.3   NOTICE.

      Subject to Section 4.1, the Borrower shall give the LC Issuer notice prior to 10:00 a.m. (Chicago time) at least one (1) Business Day prior to the proposed date of issuance or Modification of each Facility LC, specifying the beneficiary, the proposed date of issuance (or Modification) and the expiry date of such Facility LC, and describing the proposed terms of such Facility LC and the nature of the transactions proposed to be supported thereby (the "Facility LC

Request"). Upon receipt of such Facility LC Request, the LC Issuer shall promptly (and in any event prior to the issuance (or Modification) of such Facility LC) notify the Administrative Agent, and the Administrative Agent shall promptly notify each Lender, of the contents thereof and of the amount of such Lender's participation in such proposed Facility LC, which notices to and by the Administrative Agent may be given by fax or e-mail. The issuance or Modification by an LC Issuer of any Facility LC shall, in addition to the conditions precedent set forth in Section 5 (the satisfaction of which the LC Issuer shall have no duty to ascertain), be subject to the conditions precedent that (a) the LC Issuer shall have received confirmation (which may be given by fax or e-mail) from the Administrative Agent that the issuance (or Modification) of such Facility LC is in compliance with the limitations set forth in Sections 2.1(a)(i) and 4.1, (b) such Facility LC shall be satisfactory to such LC Issuer,
(c) the Borrower shall have executed and delivered such application agreement and/or such other instruments and agreements relating to such Facility LC as such LC Issuer shall have reasonably requested (each, a "Facility LC Application") and (d) the LC Issuer shall not have received a written notice from the Administrative Agent that any of the conditions precedent set forth in
Section 5.2 has not been satisfied. In the event of any conflict between the terms of this Agreement and the terms of any Facility LC Application, the terms of this Agreement shall control.

      4.4   FEES; REPORTING.

            (a) Facility LC Fee. The Borrower shall pay to the Administrative Agent, solely for the account of the Lenders, a fee (the "Facility LC Fee") with respect to each Facility LC for the period from the Issuance Date thereof (or, in the case of the Existing Letters of Credit, the Effective Date) to and including the final expiration date thereof, in a per annum amount equal to the product, calculated on a daily basis for each day during such period, of (A) the undrawn amount of such Facility LC for such day multiplied by (B) the Facility LC Fee Rate for such day, less 0.125% per annum. The Facility LC Fees shall be due and payable quarterly in arrears not later than the day ("Quarterly Payment Date") that is five
      (5) Business Days following Administrative Agent's delivery to Borrower of the quarterly statement of Facility LC Fees and, to the extent any such fees are then due and unpaid, on the Maturity Date. The Administrative Agent shall promptly remit such Facility LC Fees, when received by the Administrative Agent, to the Lenders (including the LC Issuers) in accordance with their Pro Rata Shares thereof. The Facility LC Fees, once paid, shall not be refundable for any reason.

            (b) Fronting Fee. The Borrower shall also pay to the Administrative Agent, solely for the account of each LC Issuer, as a Fronting Fee ("Fronting Fee"), with respect to each Facility LC issued by such LC Issuer for the period from the Issuance Date thereof (or, in the case of the Existing Letters of Credit, the Effective Date) to and including the final expiration date thereof, in an amount equal to the product, calculated on a daily basis for each day during such period, of (x) the undrawn amount of such Facility LC for such day multiplied by (y) 0.125% per annum. The Fronting Fees shall also be due and payable quarterly in arrears on the date on which Facility LC Fees are payable and, to the extent any Fronting Fees are then due and unpaid, on the Maturity Date. The Administrative Agent shall promptly remit such Fronting Fee, when received by the Administrative Agent, to the applicable LC Issuer. The Fronting Fees, once paid,

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

      shall not be refundable for any reason. The Borrower shall also pay to the LC Issuer for its own account documentary and processing charges in connection with the issuance or Modification of and draws under Facility LCs in accordance with the LC Issuer's standard schedule for such charges as in effect from time to time.

            (c) LC Issuer Reports; Quarterly Statements. Each LC Issuer shall, no later than the third (3rd) Business Day following the last day of each month, provide to the Administrative Agent a schedule of the Facility LCs issued by it, in form and substance reasonably satisfactory to the Administrative Agent, showing the Issuance Date, account party, original face amount (if any) paid thereunder, expiration date and the reference number of each Facility LC outstanding at any time during such month (and whether such Facility LC is a performance Letter of Credit or financial Letter of Credit) and the aggregate amount (if any) payable by the Borrower to such LC Issuer during the month pursuant to Sections 3.9 and
      3.12 . Copies of such reports shall be provided promptly to each Lender and the Borrower by the Administrative Agent. The reporting requirements hereunder are in addition to those set forth in Section 4.3. The Administrative Agent shall, with reasonable promptness following receipt from all LC Issuers of the reports provided for in this Section 4.4(c) for the months of March, June, September and December, respectively, deliver to the Borrower a quarterly statement of the Facility LC Fees and Fronting Fees then due and payable.

      4.5   ADMINISTRATION; REIMBURSEMENT BY LENDERS.

      Upon receipt by an LC Issuer from the beneficiary of any Facility LC of any demand for payment under a Facility LC issued by such LC Issuer, such LC Issuer shall notify the Administrative Agent and the Administrative Agent shall promptly notify the Borrower and each other Lender as to the amount to be paid by the LC Issuer as a result of such demand and the proposed payment date (the "LC Payment Date"). The responsibility of the LC Issuer to the Borrower and each Lender shall be only to determine that the documents (including each demand for payment) delivered under each Facility LC in connection with such presentment shall be in conformity in all material respects with such Facility LC. An LC Issuer shall endeavor to exercise the same care in the issuance and administration of the Facility LCs as it does with respect to Letters of Credit in which no participations are granted, it being understood that in the absence of any gross negligence or willful misconduct by an LC Issuer, each Lender shall be unconditionally and irrevocably liable without regard to the occurrence of any Default or any condition precedent whatsoever, to reimburse such LC Issuer on demand for (i) such Lender's Pro Rata Share of the amount of each payment made by such LC Issuer under each Facility LC to the extent such amount is not reimbursed by the Borrower pursuant to Section 4.6 below, plus (ii) interest on the foregoing amount to be reimbursed by such Lender, for each day from the date of such LC Issuer's demand for such reimbursement (or, if such demand is made after 11:00 a.m. on such date, from the next succeeding Business Day) to the date on which such Lender pays the amount to be reimbursed by it, at a rate of interest per annum equal to the Federal Funds Effective Rate for the first three days and, thereafter, at a rate of interest equal to the rate applicable to Floating Rate Advances.

      4.6   REIMBURSEMENT BY BORROWER.

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

      The Borrower shall be irrevocably and unconditionally obligated to reimburse the LC Issuer on or before the applicable LC Payment Date for any Reimbursement Obligations in respect of any Facility LC upon any drawing under such Facility LC, without presentment, demand, protest or other formalities of any kind; provided that neither the Borrower nor any Lender shall hereby be precluded from asserting any claim for direct (but not consequential) damages suffered by the Borrower or such Lender to the extent, but only to the extent, caused by (i) the willful misconduct or gross negligence of the LC Issuer in determining whether a request presented under any Facility LC issued by it complied with the terms of such Facility LC or (ii) the LC Issuer's failure to pay under any Facility LC issued by it after the presentation to it of a request strictly complying with the terms and conditions of such Facility LC. Each LC Issuer shall use commercially reasonable efforts to notify the Borrower and the Administrative Agent of its receipt of any draft received with respect to any Facility LC issued by such LC Issuer, but the failure to give (or any delay in giving) such notice shall not affect the obligations of the Borrower hereunder. All Reimbursement Obligations remaining unpaid by the Borrower after notice thereof has been given to the Borrower shall bear interest, payable on demand, for each day until paid at a rate per annum equal to (x) the rate applicable to Floating Rate Advances for such day if such day falls on or before the applicable LC Payment Date and (y) a per annum rate equal to two percent (2%) plus the Floating Rate for such day if such day falls after such LC Payment Date. Each LC Issuer will pay to the Administrative Agent, for payment to each Lender ratably in accordance with its Pro Rata Share, all amounts received by it from the Borrower for application in payment, in whole or in part, of the Reimbursement Obligation in respect of any Facility LC issued by such LC Issuer, but only to the extent such Lender has made payment to the Administrative Agent for payment to the LC Issuer in respect of such Facility LC pursuant to Section
4.5. Subject to the terms and conditions of this Agreement (including without limitation the submission of a Borrowing Notice in compliance with Section 2.1(b) and the satisfaction of the applicable conditions precedent set forth in
Section 5), the Borrower may request a Loan hereunder for the purpose of satisfying any Reimbursement Obligation.

      4.7   OBLIGATIONS ABSOLUTE.

      The Borrower's obligations under this Section 4 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have or have had against any LC Issuer, any Lender or any beneficiary of a Facility LC. The Borrower further agrees with each LC Issuer and the Lenders that the LC Issuer and the Lenders shall not be responsible for, and the Borrower's Reimbursement Obligation in respect of any Facility LC shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among the Borrower, any of its Affiliates, the beneficiary of any Facility LC or any financing institution or other party to whom any Facility LC may be transferred or any claims or defenses whatsoever of the Borrower or of any of its Affiliates against the beneficiary of any Facility LC or any such transferee. The LC Issuer shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Facility LC. The Borrower agrees that any action taken or omitted by any LC Issuer or Lender under or in connection with each Facility LC and the related drafts and documents, if done without gross negligence or willful misconduct, shall be binding upon the Borrower and shall not put any LC Issuer or Lender under any liability to the Borrower. Nothing in this Section 4.7 is intended to limit the right of the Borrower to make a claim against an LC Issuer for damages as contemplated by the proviso to the first sentence of Section 4.6.

      4.8   ACTIONS OF LC ISSUER.

      Each LC Issuer shall be entitled to rely, and shall be fully protected in relying, upon any Facility LC, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by such LC Issuer. Each LC Issuer shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first have received such advice or concurrence of the Required Lenders as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Notwithstanding any other provision of this Section 4, each LC Issuer shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Lenders and any future holders of a participation in any Facility LC.

      4.9   INDEMNIFICATION.

      The Borrower hereby agrees to indemnify and hold harmless each Lender and LC Issuer and the Administrative Agent, and their respective directors, officers, agents and employees from and against any and all claims and damages, losses, liabilities, costs or expenses which such Lender, LC Issuer or the Administrative Agent may incur (or which may be claimed against such Lender, LC Issuer or the Administrative Agent by any Person whatsoever) by reason of or in connection with the issuance, execution and delivery or transfer of or payment or failure to pay under any Facility LC or any actual or proposed use of any Facility LC, including, without limitation, any claims, damages, losses, liabilities, costs or expenses which an LC Issuer may incur by reason of or on account of such LC Issuer issuing any Facility LC which specifies that the term "Beneficiary" included therein includes any successor by operation of law of the named Beneficiary, but which Facility LC does not require that any drawing by any such successor Beneficiary be accompanied by a copy of a legal document, satisfactory to such LC Issuer, evidencing the appointment of such successor Beneficiary; provided that the Borrower shall not be required to indemnify any Lender, LC Issuer or the Administrative Agent for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by
(x) the willful misconduct or gross negligence of an LC Issuer in determining whether a request presented under any Facility LC complied with the terms of such Facility LC or (y) an LC Issuer's failure to pay under any Facility LC after the presentation to it of a request strictly complying with the terms and conditions of such Facility LC. Nothing in this Section 4.9 is intended to limit the obligations of the Borrower under any other provision of this Agreement.

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

      4.10  LENDERS' INDEMNIFICATION.

      Each Lender shall, ratably in accordance with its Pro Rata Share, indemnify each LC Issuer, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrower) against any cost, expense (including reasonable counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct or such LC Issuer's failure to pay under any Facility LC after the presentation to it of a request strictly complying with the terms and conditions of the Facility LC) that such indemnitees may suffer or incur in connection with this Section 4 or any action taken or omitted by such indemnitees hereunder.

      4.11  FACILITY LC COLLATERAL ACCOUNT.

      The Borrower agrees that it will, upon the request of the Administrative Agent or the Required Lenders and until the final expiration date of any Facility LC and thereafter as long as any amount is payable to any LC Issuer or Lender in respect of any Facility LC, maintain a special collateral account pursuant to arrangements reasonably satisfactory to the Administrative Agent (the "Facility LC Collateral Account") at the Administrative Agent's office at the address specified in or pursuant to Section 11.1, in the name of the Borrower but under the sole dominion and control of the Administrative Agent, for the benefit of the Lenders and in which Borrower shall have no interest other than as set forth in Section 9.3. The Borrower hereby pledges, assigns and grants to the Administrative Agent, on behalf of and for the ratable benefit of the Lenders and LC Issuers, a security interest in all of the Borrower's right, title and interest in and to all funds which may from time to time be on deposit in the Facility LC Collateral Account to secure the prompt and complete payment and performance of the Credit Party Obligations. The Administrative Agent will invest any funds on deposit from time to time in the Facility LC Collateral Account in certificates of deposit of the Administrative Agent having a maturity not exceeding 30 days. Nothing in this Section 4.11 shall obligate the Administrative Agent to require the Borrower to deposit any funds in the Facility LC Collateral Account or limit the right of the Administrative Agent to release any funds held in the Facility LC Collateral Account or obligate the Borrower to deposit any funds in the Facility LC Collateral Account, in each case other than as required by Section 2.5(a)(v)(B), 9.2, 9.3 or 9.4 (as applicable).

      4.12  RIGHTS AS A LENDER.

      In its capacity as a Lender, each LC Issuer shall have the same rights and obligations as any other Lender.

                                    SECTION 5

                              CONDITIONS PRECEDENT

      5.1   CLOSING CONDITIONS.

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

      The obligation of the Lenders to enter into this Credit Agreement and make the initial Extension of Credit is subject to satisfaction (or waiver by each of the Lenders) of the following conditions:

            (a) Executed Credit Documents. Receipt by the Administrative Agent of duly executed copies of: (i) this Credit Agreement; (ii) the Notes,
      (iii) the Guaranty (executed by all of the REITs and the Material Subsidiaries), (iv) the Intercreditor Agreement (executed by all of the REITs and any other creditor of Borrower party thereto) and (v) all other Credit Documents, each in form and substance reasonably acceptable to the Administrative Agent and the Lenders; provided that receipt by the Administrative Agent of an executed signature page to this Credit Agreement from a Lender shall be deemed approval by such Lender of the form and substance of the Credit Documents.

            (b) Authority Documents.

                  (i) Partnership Documents. With respect to each Credit Party that is a partnership or limited liability partnership (for the purposes hereof, each a "Partnership"), receipt by the Administrative Agent of the following:

                        (A) Authorization. Authorization of the general
                  partner(s) of such Partnership, as of the Closing Date, approving and adopting the Credit Documents to be executed by such Partnership and authorizing the execution and delivery thereof.

                        (B) Partnership Agreements. Subject to the provisions of
                  the last paragraph of this Section 5.1(b), certified copies of the partnership agreement of such Partnership, together with all amendments thereto.

                        (C) Certificates of Good Standing or Existence.
                  Certificate of good standing or existence for such Partnership, issued as of a recent date by its state of organization and each other state where the failure to qualify or be in good standing would have or could be reasonably expected to have a Material Adverse Effect.

                        (D) Incumbency. An incumbency certificate of the general
                  partner(s) of such Partnership certified by a secretary or assistant secretary of such general partner to be true and correct as of the Closing Date.

                  (ii) Corporate Documents. With respect to each Credit Party that is a corporation, (for the purposes hereof, each a "Corporation"), and with respect to each corporate entity acting, directly or indirectly, on behalf of a Credit Party that is a partnership, limited liability partnership or limited liability company (for the purposes of this clause (ii), each a "Managing Person"), receipt by the Administrative Agent of the following:

                        (A) Charter Documents. Subject to the provisions of the
                  last paragraph of this Section 5.1(b), copies of the articles or certificates of incorporation or other charter documents of each such Corporation or Managing Person, as applicable, certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation and certified by a secretary or assistant secretary of such Corporation or Managing Person, as applicable, to be true and correct as of the Closing Date.

                        (B) Bylaws. Subject to the provisions of the last
                  paragraph of this Section 5.1(b), a copy of the bylaws of each such Corporation or Managing Person, as applicable, certified by a secretary or assistant secretary of such Corporation or Managing Person, as applicable, to be true and correct as of the Closing Date.

                        (C) Resolutions. Copies of resolutions of such
                  Corporation's or Managing Person's board of directors approving and adopting the Credit Documents to which it or the Person for whom it is acting is a party and the transactions contemplated therein and authorizing execution and delivery thereof, certified by a secretary or assistant secretary of such Corporation or Managing Person, as applicable, to be true and correct and in full force and effect as of the Closing Date.

                        (D) Good Standing. Copies of (A) certificates of good
                  standing, existence or their equivalent with respect to such Corporation or Managing Person, as applicable, certified as of a recent date by the appropriate Governmental Authorities of the state or other jurisdiction of incorporation and each other jurisdiction in which the failure to so qualify and be in good standing would have or could be reasonably expected to have a Material Adverse Effect and (B) to the extent available, a certificate indicating payment of all corporate franchise taxes certified as of a recent date by the appropriate governmental taxing authorities.

                        (E) Incumbency. An incumbency certificate of such
                  Corporation or Managing Person, as applicable, certified by an officer of such Corporation or Managing Person, as applicable, to be true and correct as of the Closing Date.

                  (iii) Limited Liability Company Documents. With respect to each Credit Party that is a limited liability company (for the purposes hereof, each an "LLC") and with respect to any limited liability company acting, directly or indirectly, on behalf of a Credit Party (for the purposes of this clause (iii), each a "Managing Person"), receipt by the Administrative Agent of the following:

                        (A) Certificate of Formation. Subject to the provisions
                  of the last paragraph of this Section 5.1(b), a copy of the certificate of formation of such LLC or Managing Person, as applicable, certified to be true and complete by the appropriate Governmental Authority of the state or jurisdiction of its formation and certified by the sole or managing member of such LLC or Managing Person, as applicable, to be true and correct as of the Closing Date.

                        (B) LLC Agreement. Subject to the provisions of the last
                  paragraph of this Section 5.1(b), a copy of the LLC Agreement of such LLC or Managing Person, as applicable, certified by the sole or managing member of such LLC or Managing Person, as applicable, to be true and correct as of the Closing Date.

                        (C) Resolutions. Copies of resolutions of the sole or
                  managing member of such LLC or Managing Person approving and adopting the Credit Documents to which it or the Person for whom it is acting is a party and the transactions contemplated therein and authorizing execution and delivery thereof.

                        (D) Good Standing. Copies of certificates of good
                  standing, existence or their equivalent with respect to such LLC or Managing Person, as applicable, certified as of a recent date by the appropriate Governmental Authorities of the state or other jurisdiction of formation and each other jurisdiction in which the failure to so qualify and be in good standing would have or could be reasonably expected to have a Material Adverse Effect.

                        (E) Incumbency. An incumbency certificate of such LLC or
                  Managing Person certified by an officer of such LLC or Managing Person to be true and correct as of the Closing Date.

            Notwithstanding the foregoing, the parties hereto acknowledge and agree that the Administrative Agent, at its election, may waive, with respect to the Credit Parties and Managing Persons (other than the Borrower) the requirement for delivery of the documents identified in subsections (i)(B), (ii)(A) and (B) and (iii)(A) and (B) of this Section 5.1(b) above, provided and to the extent that the Borrower delivers or causes the applicable Credit Parties and Managing Persons to deliver to the Administrative Agent a certificate that such documents, as most recently delivered to the Administrative Agent pursuant to the Original Credit Agreement, have not been modified or amended and remain in full force and effect.

            (c) Opinion of Counsel. Receipt by the Administrative Agent of an opinion or opinions from legal counsel to the Credit Parties (which shall cover, among other things, authority, legality, validity, binding effect, and enforceability of the Credit Documents), reasonably satisfactory to the Administrative Agent, addressed to the Administrative Agent and the Lenders and dated as of the Closing Date.

            (d) Financial Statements. Receipt by the Lenders of such financial information regarding the Credit Parties required to be delivered pursuant to Section 7.1 of the Original Credit Agreement prior to the Closing Date.

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

            (e) Litigation. There shall not exist (i) any order, decree, judgment, ruling or injunction which prohibits or restrains the consummation of the transactions contemplated hereby or (ii) any pending (except as set forth on Schedule 6.11) or, to the knowledge of any Credit Party, threatened action, suit, investigation or proceeding against a Credit Party that would have or could be reasonably expected to have a Material Adverse Effect.

            (f) Officer's Certificates. The Administrative Agent shall have received a certificate or certificates executed by an Authorized Officer of the Borrower as of the Closing Date stating that (i) the Borrower and each of its Subsidiaries are in compliance with all existing material financial obligations after giving effect to this Credit Agreement, (ii) no action, suit, investigation or proceeding is pending or, to the knowledge of any Credit Party, threatened in any court or before any arbitrator or governmental instrumentality that purports to affect the Borrower, any of its Subsidiaries or any transaction contemplated by the Credit Documents, if such action, suit, investigation or proceeding would have or could be reasonably expected to have a Material Adverse Effect,
      (iii) the financial statements and information delivered to the Administrative Agent on or before the Closing Date were prepared in good faith and in accordance with GAAP and (iv) immediately after giving effect to this Credit Agreement, the other Credit Documents and all the transactions contemplated herein and therein, including the initial Extensions of Credit hereunder (if any), to occur on such date, (A) no Default or Event of Default exists, (B) all representations and warranties contained herein and in the other Credit Documents are true and correct in all material respects, (C) the Credit Parties are in compliance with each of the financial covenants set forth in Section 7.2 (with calculations demonstrating same) and (D) each Credit Party is Solvent.

            (g) Material Adverse Effect. There shall not have occurred a Material Adverse Effect since December 31, 2003.

            (h) Fees and Expenses. Payment by the Credit Parties of the fees and expenses owed by them to the Administrative Agent, the Lenders and Arranger pursuant to the terms of Section 3.4 and of the Fee Letter.

            (i) Original Credit Agreement. All amounts owing in connection with the Original Credit Agreement shall have been paid in full on or before the Effective Date.

            (j) Market Disruption. There shall not have occurred any material disruption of or a material adverse change in conditions in the financial, banking or capital markets which the Administrative Agent and Arranger, in their reasonable discretion, deem material in connection with the syndication of this Credit Agreement.

            (k) Other. Receipt and satisfactory review by the Administrative Agent and its counsel of such other documents, instruments, agreements or information as reasonably and timely requested by the Administrative Agent, its counsel or any Lender, including, but not limited to, shareholder agreements, management agreements and information regarding litigation, tax, accounting, labor, insurance, pension liabilities

      (actual or contingent), real estate leases, material contracts, debt agreements, property ownership, contingent liabilities and management of the Borrower and its Subsidiaries.

      5.2   CONDITIONS TO ALL EXTENSIONS OF CREDIT.

      In addition to the conditions precedent stated elsewhere herein, no Lender or LC Issuer shall be obligated to make new Extensions of Credit unless:

            (a) Notice. The Borrower shall have delivered (i) in the case of any new Revolving Loan, a Notice of Borrowing, duly executed and completed, by the time specified in Section 2.1, (ii) in the case of any new Swingline Loan, a Swingline Loan Request, duly executed and completed, by the time specified in Section 2.2 and (iii) in the case of the issuance or Modification of a Facility LC, the documentation required under Section 4.

            (b) Representations and Warranties. The representations and warranties made by the Credit Parties in any Credit Document are true and correct in all material respects at and as if made as of such date except to the extent they expressly relate to an earlier date.

            (c) No Default. No Default or Event of Default shall exist or be continuing either prior to or after giving effect thereto.

            (d) Availability. Immediately after giving effect to the making of such Loan (and the application of the proceeds thereof and the issuance or Modification of such Facility LC), the sum of the Revolving Loans outstanding plus Swingline Loans outstanding plus the aggregate amount of all LC Obligations outstanding shall not exceed the Revolving Committed Amount.

The delivery of each Notice of Borrowing and each Swingline Loan Request and each Facility LC Request shall constitute a representation and warranty by the Borrower of the correctness of the matters specified in subsections (b), (c) and
(d) above.

                                    SECTION 6

                         REPRESENTATIONS AND WARRANTIES

      The Borrower hereby represents and warrants to the Administrative Agent and each Lender that:

      6.1   FINANCIAL CONDITION.

            (a) The financial statements delivered to the Lenders prior to the Effective Date and pursuant to Section 7.1(a) and (b): (i) have been prepared in accordance with GAAP and (ii) present fairly the consolidated and consolidating (as applicable) financial condition, results of operations and cash flows of the Borrower and its Subsidiaries as of such date and for such periods.

            (b) Since December 31, 2003, there has been no sale, transfer or other disposition by any Credit Party of any material part of the business or property of the Credit Parties taken as a whole, and no purchase or other acquisition by any of them of any business or property (including any Capital Stock of any other Person) material in relation to the consolidated financial condition of the Credit Parties taken as a whole, in each case which is not (i) reflected in the most recent financial statements delivered to the Lenders pursuant to Section 7.1 or in the notes thereto or (ii) otherwise permitted by the terms of this Credit Agreement and communicated to the Administrative Agent.

      6.2   NO MATERIAL CHANGE.

      Since December 31, 2003, there has been no development or event relating to or affecting a Credit Party which has had or could be reasonably expected to have a Material Adverse Effect.

      6.3   ORGANIZATION AND GOOD STANDING.

      Each Credit Party (a) is a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of the state (or other jurisdiction) of its organization, (b) is duly qualified and in good standing as a foreign entity and authorized to do business in every jurisdiction unless the failure to be so qualified, in good standing or authorized would not have or could not be reasonably expected to have a Material Adverse Effect and (c) has the requisite power and authority to own its properties and to carry on its business as now conducted and as proposed to be conducted.

      6.4   DUE AUTHORIZATION.

      Each Credit Party (a) has the requisite power and authority to execute, deliver and perform this Credit Agreement and the other Credit Documents to which it is a party and to incur the obligations herein and therein provided for and (b) is duly authorized, and has been authorized by all necessary action, to execute, deliver and perform this Credit Agreement and the other Credit Documents to which it is a party.

      6.5   NO CONFLICTS.

      Neither the execution and delivery of the Credit Documents, nor the consummation of the transactions contemplated therein, nor performance of and compliance with the terms and provisions thereof by such Credit Party will (a) violate or conflict with any provision of its articles or certificate of incorporation or bylaws or other organizational documents, (b) violate, contravene or materially conflict with any Requirement of Law or any other law, regulation (including, without limitation, Regulation D, O, T, U or X), order, writ, judgment, injunction, decree or permit applicable to it, (c) violate, contravene or conflict with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound, the violation of which would have or could be reasonably expected to have a Material Adverse Effect, or (d) result in or require the creation of any Lien (other than those contemplated in or created in connection with the Credit Documents) upon or with respect to its properties.

      6.6   CONSENTS.

      Except for consents, approvals and authorizations which have been obtained, no consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party in respect of any Credit Party is required in connection with the execution, delivery or performance of this Credit Agreement or any of the other Credit Documents by such Credit Party.

      6.7   ENFORCEABLE OBLIGATIONS.

      This Credit Agreement and the other Credit Documents have been duly executed and delivered and constitute legal, valid and binding obligations of each Credit Party enforceable against such Credit Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization or moratorium laws or similar laws relating to or affecting creditors' rights generally or by general equitable principles.

      6.8   NO DEFAULT.

      No Credit Party is in default in any respect under any contract, lease, loan agreement, indenture, mortgage, security agreement or other agreement or obligation to which it is a party or by which any of its properties is bound which default would have or could be reasonably expected to have a Material Adverse Effect. No Default or Event of Default has occurred or exists except as previously disclosed in writing to the Lenders.

      6.9   LIENS.

      The assets of the Credit Parties are not subject to any Liens other than Permitted Liens, which, individually or in the aggregate, would have or could be reasonably expected to have a Material Adverse Effect.

      6.10  INDEBTEDNESS.

      The Credit Parties have no Indebtedness except (a) as disclosed in the financial statements referenced in Section 6.1, (b) as set forth on Schedule 6.10, and (c) as otherwise permitted by this Credit Agreement.

      6.11  LITIGATION.

      Except as set forth on Schedule 6.11, there are no actions, suits or legal, equitable, arbitration or administrative proceedings, pending or, to the knowledge of any Credit Party, threatened against any Credit Party which, if adversely determined, would have or could be reasonably expected to have a Material Adverse Effect.

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      6.12  TAXES.

      Each Credit Party has filed, or caused to be filed, all material tax returns (federal, state, local and foreign) required to be filed and paid (a) all amounts of taxes shown thereon to be due and payable (including interest and penalties) and (b) all other taxes, fees, assessments and other governmental charges (including mortgage recording taxes, documentary stamp taxes and intangibles taxes) that are due and payable by it, except for such taxes (i) which are not yet delinquent or (ii) that are being contested in good faith and by proper proceedings, and against which adequate reserves are being maintained in accordance with GAAP. To the knowledge of the Credit Parties, there are no material tax assessments (including interest and penalties) claimed to be due against any of them by any Governmental Authority.

      6.13  COMPLIANCE WITH LAW.

      Each Credit Party is in material compliance with all material Requirements of Law and all other material laws, rules, regulations, orders and decrees (including without limitation Environmental Laws) applicable to it, or to its properties. No Requirement of Law would cause or could be reasonably expected to cause a Material Adverse Effect.

      6.14  ERISA.

      Except as would not have or be reasonably expected to have a Material Adverse Effect:

            (a) During the five-year period prior to the date on which this representation is made or deemed made: (i) no Termination Event has occurred, and, to the knowledge of the Credit Parties, no event or condition has occurred or exists as a result of which any Termination Event could reasonably be expected to occur, with respect to any Plan;
      (ii) no "accumulated funding deficiency," as such term is defined in
      Section 302 of ERISA and Section 412 of the Code, whether or not waived, has occurred with respect to any Plan; (iii) each Plan has been maintained, operated, and funded in compliance with its own terms and in material compliance with the provisions of ERISA, the Code, and any other applicable federal or state laws; and (iv) no lien in favor of the PBGC or a Plan has arisen or is reasonably likely to arise on account of any Plan.

            (b) The actuarial present value of all "benefit liabilities" (within the meaning of Section 4001 of ERISA) under each Single Employer Plan (determined utilizing the actuarial assumptions used to fund such Plans), whether or not vested, did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the fair market current value as of such date of the assets of such Plan allocable to such accrued liabilities.

            (c) Neither the Borrower, nor any of its Subsidiaries, nor any ERISA Affiliate has incurred, or, to the knowledge of such parties, are reasonably expected to incur, any withdrawal liability under ERISA to any Multiemployer Plan or Multiple Employer Plan. Neither the Borrower, nor any of its Subsidiaries, nor any ERISA Affiliate has received any notification pursuant to ERISA that any Multiemployer Plan is in reorganization (within the meaning of Section 4241 of ERISA), is insolvent (within the meaning of Section 4245 of ERISA), or has been terminated (within the meaning of Title IV of ERISA), and, to the best knowledge of such parties, no Multiemployer Plan is reasonably expected to be in reorganization, insolvent, or terminated.

            (d) No nonexempt prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility has occurred with respect to a Plan which has subjected or is reasonably expected to subject the Borrower or any of its Subsidiaries or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which the Borrower or any of its Subsidiaries or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability.

            (e) The present value of the liability of the Borrower and its Subsidiaries and each ERISA Affiliate for post-retirement welfare benefits to be provided to their current and former employees under Plans which are welfare benefit plans (as defined in Section 3(1) of ERISA), net of all assets under all such Plans allocable to such benefits, are reflected on the Financial Statements in accordance with FASB 106.

            (f) Each Plan which is a welfare plan (as defined in Section 3(1) of ERISA) to which Sections 601-609 of ERISA and Section 4980B of the Code apply has been administered in material compliance with such sections.

      6.15  SUBSIDIARIES.

      Set forth on Schedule 6.15 is a complete and accurate list of all Subsidiaries of each Credit Party and whether each such Person is a Material Subsidiary. Schedule 6.15 shall be updated by the Borrower within 120 days after the end of each calendar year and may be, but need not be, updated at any other time and from time to time by the Borrower by giving written notice thereof to the Administrative Agent.

      6.16  USE OF PROCEEDS.

      The proceeds of the Loans hereunder will be used solely for the purposes specified in Section 7.10. No proceeds of the Loans hereunder have been or will be used for the Acquisition of another Person unless the board of directors (or other comparable governing body) or stockholders, as appropriate, of such Person has approved such Acquisition.

      6.17  GOVERNMENT REGULATION.

            (a) No proceeds of the Loans will be used, directly or indirectly, for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U, or for the purpose of purchasing or carrying or trading in any securities. If requested by any Lender or the Administrative Agent, the Borrower will furnish to the

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

      Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in Regulation U. No Indebtedness being reduced or retired out of the proceeds of the Loans was or will be incurred for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U or any "margin security" within the meaning of Regulation T. "Margin stock" within the meaning of Regulation U does not constitute more than 25% of the value of the consolidated assets of the Credit Parties and their Subsidiaries. None of the transactions contemplated by the Credit Documents (including, without limitation, the direct or indirect use of the proceeds of the Loans) will violate or result in a violation of (i) the Securities Act or (ii) the Exchange Act.

            (b) No Credit Party is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or the Investment Company Act of 1940, each as amended. In addition, no Credit Party is (i) an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, and is not controlled by an "investment company", or (ii) a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

            (c) No director, executive officer or principal shareholder of any Credit Party is a director, executive officer or principal shareholder of any Lender. For the purposes hereof the terms "director", "executive officer" and "principal shareholder" (when used with reference to any Lender) have the respective meanings assigned thereto in Regulation O.

      6.18  ENVIRONMENTAL MATTERS.

      Except as would not have or could not be reasonably expected to have a Material Adverse Effect:

            (a) Each of the Real Properties and all operations at the Real Properties are in compliance with all applicable Environmental Laws, and there is no violation of any Environmental Law with respect to the Real Properties or the businesses operated by the Credit Parties (the "Businesses"), and there are no conditions relating to the Businesses or Real Properties that would reasonably be expected to give rise to liability under any applicable Environmental Laws.

            (b) No Credit Party has received any written notice of, or inquiry from any Governmental Authority regarding, any violation, alleged violation, non-compliance, liability or potential liability regarding Hazardous Materials or compliance with Environmental Laws with regard to any of the Real Properties or the Businesses, nor, to the knowledge of a Credit Party, is any such notice being threatened.

            (c) Hazardous Materials have not been transported or disposed of from the Real Properties, or generated, treated, stored or disposed of at, on or under any of the

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      Real Properties or any other location, in each case by, or on behalf or with the permission of, a Credit Party in a manner that would give rise to liability under any applicable Environmental Laws.

            (d) No judicial proceeding or governmental or administrative action is pending or, to the knowledge of a Credit Party, threatened under any Environmental Law to which a Credit Party is or will be named as a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to a Credit Party, the Real Properties or the Businesses.

            (e) There has been no release (including, without limitation, disposal) or threat of release of Hazardous Materials at or from the Real Properties, or arising from or related to the operations of a Credit Party in connection with the Real Properties or otherwise in connection with the Businesses where such release constituted a violation of, or would give rise to liability under, any applicable Environmental Laws.

            (f) None of the Real Properties contains, or has previously contained, any Hazardous Materials at, on or under the Real Properties in amounts or concentrations that, if released, constitute or constituted a violation of, or could give rise to liability under, Environmental Laws.

            (g) No Credit Party has assumed any liability of any Person (other than another Credit Party or Subsidiary thereof) under any Environmental Law.

      6.19  INTELLECTUAL PROPERTY.

      Each Credit Party owns, or has the legal right to use, all patents, trademarks, service marks, tradenames, copyrights, licenses, technology, know-how, processes and other rights (the "Intellectual Property"), free from burdensome restrictions, that are necessary for the operation of their respective businesses as presently conducted and as proposed to be conducted other than those the absence of which would not cause or could not reasonably be expected to cause a Material Adverse Effect. Except as would not have or could not be reasonably expected to have a Material Adverse Effect, (a) no holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of any Intellectual Property and (b) no action or proceeding is pending that seeks to limit, cancel or question the validity of any Intellectual Property or which, if adversely determined, would have a material adverse effect on the value of any Intellectual Property.

      6.20  SOLVENCY.

      Each Credit Party is, and after consummation of the transactions contemplated by this Credit Agreement will be, Solvent.

      6.21  INVESTMENTS.

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      All Investments of each Credit Party are (a) as set forth on Schedule
6.21(b) or (b) Permitted Investments.

      6.22  DISCLOSURE.

      Neither this Credit Agreement nor any other Credit Document or financial statement delivered to the Administrative Agent or the Lenders by or on behalf of any Credit Party in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein or herein, taken as a whole, not misleading.

      6.23  LICENSES, ETC.

      Except as would not have or could not be reasonably expected to have a Material Adverse Effect, the Credit Parties have obtained and hold in full force and effect, all material franchises, licenses, permits, certificates, authorizations, qualifications, accreditations, easements, rights of way and other rights, consents and approvals which are necessary for the operation of their respective businesses as presently conducted.

      6.24  BURDENSOME RESTRICTIONS.

      No Credit Party is a party to any agreement or instrument or subject to any other obligation or any charter or corporate restriction or any provision of any Requirement of Law which, individually or in the aggregate, would have or could be reasonably expected to have a Material Adverse Effect.

      6.25  LABOR CONTRACTS AND DISPUTES.

      Except as disclosed on Schedule 6.25, (a) there is no collective bargaining agreement or other labor contract covering employees of any Credit Party; (b) no union or other labor organization is seeking to organize, or be recognized as, a collective bargaining unit of employees of any Credit Party; and (c) there is no pending or, to any Credit Party's knowledge, threatened strike, work stoppage, material unfair labor practice claim or other material labor dispute against or affecting any Credit Party or its employees which, individually or in the aggregate, would have or could be reasonably expected to have a Material Adverse Effect.

      6.26  BROKER'S FEES.

      No Credit Party has paid, will pay or agree to pay, or reimburse any other Person with respect to, any finder's, broker's, investment banking or other similar fee in connection with any of the transactions contemplated under the Credit Documents or has taken or will take any action that would obligate the Administrative Agent or any Lender to do any of the foregoing.

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                                   SECTION 7

                              AFFIRMATIVE COVENANTS

      The Borrower hereby covenants and agrees that so long as this Credit Agreement is in effect and until the Loans, together with interest and fees and other obligations then due and payable hereunder, have been paid in full (other than any such obligations which by the terms thereof are stated to survive termination of the Credit Documents) and the Commitments hereunder shall have terminated:

      7.1   INFORMATION COVENANTS.

      The Borrower will furnish, or cause to be furnished, to the Administrative Agent and each of the Lenders:

            (a) Annual Financial Statements. As soon as available, and in any event within 120 days after the close of each fiscal year of the Borrower, a consolidated and consolidating balance sheet and income statement of the Borrower and its Subsidiaries, as of the end of such fiscal year, together with related consolidated and consolidating statements of operations, retained earnings, shareholders equity and cash flows for such fiscal year, setting forth in comparative form consolidated and consolidating figures for the preceding fiscal year, all such financial information described above to be in reasonable form and detail and audited by independent certified public accountants of recognized national standing reasonably acceptable to the Administrative Agent and whose opinion shall be to the effect that such financial statements have been prepared in accordance with GAAP (except for changes with which such accountants concur) and shall not be limited as to the scope of the audit or qualified in any manner, except for qualifications resulting from changes in GAAP and required or approved by the Borrower's independent certified public accountants. It is specifically understood and agreed that failure of the annual financial statements to be accompanied by an opinion of such accountants in form and substance as provided herein shall constitute an Event of Default hereunder.

            (b) Quarterly Statements. As soon as available, and in any event within 60 days after the close of each -------------------- fiscal quarter (other than the fourth fiscal quarter, in which case 120 days after the end thereof) of each fiscal year of the Borrower, a consolidated and consolidating balance sheet and income statement of the Borrower and its Subsidiaries, as of the end of such quarter, together with related consolidated and consolidating statements of operations, retained earnings, shareholders' equity and cash flow for such quarter, in each case setting forth in comparative form consolidated and consolidating figures for the corresponding period of the preceding fiscal year, all such financial information described above to be in reasonable form and detail and reasonably acceptable to the Administrative Agent and accompanied by a certificate of the chief financial officer of the Borrower to the effect that such consolidated and consolidating statements are true and correct and have been prepared in accordance with GAAP, subject to changes resulting from audit and normal year-end audit adjustments.

            (c) Officer's Certificate. At the time of delivery of the financial statements provided for in Sections 7.1(a) and 7.1(b) above, a certificate of an Authorized Officer of

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      the Borrower substantially in the form of Exhibit 7.1(c), (i)
      demonstrating compliance with the financial covenants contained in Section
      7.2 by calculation thereof as of the end of each such period, (ii) calculating the Interest Coverage Ratio of the Borrower and its Subsidiaries for the twelve month period ending on the date of such financial statements, (iii) demonstrating compliance with any other terms of this Credit Agreement as requested by the Administrative Agent and (iv) stating that no Default or Event of Default exists, or if any Default or Event of Default does exist, specifying the nature and extent thereof and what action the Borrower proposes to take with respect thereto. If necessary, the Borrower shall deliver financial statements prepared in accordance with GAAP as of the Closing Date, to the extent GAAP has changed since the Closing Date, in order to show compliance with the terms of this Credit Agreement, including Section 7.2. In addition, at the time of any Investment pursuant to clause (j) of the definition of Permitted Investments in excess of $10,000,000, a certificate of an Authorized Officer of the Borrower stating that after giving effect to such Investment on a pro forma basis no Default or Event of Default will exist or be continuing as a result of such Investment.

            (d) Reports. Promptly upon transmission or receipt thereof, (a) copies of any public filings and registrations with, and reports to or from, the Securities and Exchange Commission, or any successor agency, and copies of all financial statements, proxy statements, notices and reports as the Borrower or any of its Subsidiaries shall send to its shareholders generally and (b) upon the written request of the Administrative Agent, all reports and written information to and from the United States Environmental Protection Agency, or any state or local agency responsible for environmental matters, the United States Occupational Health and Safety Administration, or any state or local agency responsible for health and safety matters, or any successor agencies or authorities concerning environmental, health or safety matters.

            (e) Notices. Upon an executive officer of a Credit Party obtaining knowledge thereof, the Borrower will give written notice to the Administrative Agent (a) immediately of the occurrence of an event or condition consisting of a Default or Event of Default, specifying the nature and existence thereof and what action the Credit Parties propose to take with respect thereto, and (b) promptly, but in any event within five Business Days, after the occurrence of any of the following with respect to any Credit Party: (i) the pendency or commencement of any litigation, arbitral or governmental proceeding against a Credit Party which if adversely determined would have or could be reasonably expected to have a Material Adverse Effect, (ii) the institution of any proceedings against a Credit Party with respect to, or the receipt of written notice by such Person of potential liability or responsibility for violation, or alleged violation, of any federal, state or local law, rule or regulation (including but not limited to, Environmental Laws), the violation of which would have or could be reasonably expected to have a Material Adverse Effect, (iii) the occurrence of an event or condition which shall constitute a default or event of default under any Indebtedness of a Credit Party in excess of $10,000,000, other than Non-Recourse Land Financing, or (iv) any loss of or damage to any property of a Credit Party or the commencement of any proceeding for the

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      condemnation or other taking of any property of a Credit Party having a value of $10,000,000 or more.

            (f) ERISA. Upon any of the Credit Parties or any ERISA Affiliate obtaining knowledge thereof, the Borrower will give written notice to the Administrative Agent promptly (and in any event within two Business Days) of: (i) any event or condition, including, but not limited to, any Reportable Event, that constitutes, or might reasonably lead to, a Termination Event; (ii) with respect to any Multiemployer Plan, the receipt of notice as prescribed in ERISA or otherwise of any withdrawal liability assessed against the Credit Parties or any of their ERISA Affiliates, or of a determination that any Multiemployer Plan is in reorganization or insolvent (both within the meaning of Title IV of ERISA); (iii) the failure to make full payment on or before the due date (including extensions) thereof of all amounts which a Credit Party or any ERISA Affiliates is required to contribute to each Plan pursuant to its terms and as required to meet the minimum funding standard set forth in ERISA and the Code with respect thereto; or (iv) any change in the funding status of any Plan that would have or could be reasonably expected to have a Material Adverse Effect; together with a description of any such event or condition or a copy of any such notice and a statement by the principal financial officer of the Borrower briefly setting forth the details regarding such event, condition, or notice, and the action, if any, which has been or is being taken or is proposed to be taken by the Credit Parties with respect thereto. Promptly upon request, a Credit Party shall furnish the Administrative Agent and each of the Lenders with such additional information concerning any Plan as may be reasonably requested, including, but not limited to, copies of each annual report/return (Form 5500 series), as well as all schedules and attachments thereto required to be filed with the Department of Labor and/or the Internal Revenue Service pursuant to ERISA and the Code, respectively, for each "plan year" (within the meaning of Section 3(39) of ERISA).

            (g) Environmental.

                  (i) Subsequent to a notice from any Governmental Authority where the subject matter of such notice would reasonably cause concern or during the existence of an Event of Default, and upon the written request of the Administrative Agent, the Credit Parties will furnish or cause to be furnished to the Administrative Agent, at the Credit Parties' expense, a report of an environmental assessment of reasonable scope, form and depth, including, where appropriate, invasive soil or groundwater sampling, by a consultant reasonably acceptable to the Administrative Agent addressing the subject of such notice or, if during the existence of an Event of Default, regarding any release or threat of release of Hazardous Materials on any Real Property and the compliance by the Credit Parties with Environmental Laws. If the Credit Parties fail to deliver such an environmental assessment within sixty (60) days after receipt of such written request, then the Administrative Agent may arrange for same, and the Credit Parties hereby grant to the Administrative Agent and its representatives access to the Real Properties and a license of a scope reasonably necessary to undertake such an assessment (including, where appropriate, invasive soil or groundwater sampling). The reasonable cost of any assessment arranged for

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            by the Administrative Agent pursuant to this provision will be payable by the Credit Parties on demand.

                  (ii) Each Credit Party will conduct and complete all
            investigations, studies, sampling and testing and all remedial, removal and other actions necessary to address all Hazardous Materials on, from, or affecting any Real Property to the extent necessary to be in compliance with all Environmental Laws and all other applicable federal, state, and local laws, regulations, rules and policies and with the orders and directives of all Governmental Authorities exercising jurisdiction over such Real Property to the extent any failure would have or could be reasonably expected to have a Material Adverse Effect.

            (h) Other Information. As soon as available and in any event within 60 days of each fiscal quarter (or within 120 days of the fourth fiscal quarter), a "Land Report" and a "Consolidated Sales and Construction Activity Report" and with reasonable promptness upon any request, such other information regarding the business, properties or financial condition of the Credit Parties as the Administrative Agent or any Lender (through the Administrative Agent) may reasonably request.

      7.2   FINANCIAL COVENANTS.

            (a) Debt to Capitalization Ratio. As of the last day of each fiscal quarter of the Borrower (beginning with the fiscal quarter ending June 30, 2004), the Debt to Capitalization Ratio shall be less than or equal to
      0.50 to 1.0.

            (b) Tangible Net Worth. As of the last day of each fiscal quarter of the Borrower (beginning with the fiscal quarter ending June 30, 2004), Tangible Net Worth shall be greater than or equal to the sum of (i) $2,600,000,000, plus (ii) 50% of the cumulative Net Income of the Borrower and its Subsidiaries (without deduction for losses) earned for each completed fiscal quarter subsequent to June 30, 2004 to the date of determination.

            (c) Interest Coverage Ratio. As of the last day of each fiscal quarter of the Borrower (beginning with the fiscal quarter ending June 30, 2004), the Interest Coverage Ratio shall be greater than 2.0 to 1.0.

      7.3   PRESERVATION OF EXISTENCE AND FRANCHISES.

      Except as permitted by Section 8.4, each of the Credit Parties will do all things necessary to preserve and keep in full force and effect its (a) existence, rights and franchises and (b) authority, unless failure to preserve and keep in full force and effect its authority would not have or could not be reasonably expected to have a Material Adverse Effect.

      7.4   BOOKS AND RECORDS.

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      Each of the Credit Parties will keep complete and accurate books and records of its transactions in accordance with GAAP (including the establishment and maintenance of appropriate reserves).

      7.5   COMPLIANCE WITH LAW.

      Each of the Credit Parties will materially comply with all material laws, rules, regulations and orders, and all applicable material restrictions imposed by all Governmental Authorities, applicable to it and its property (including, without limitation, Environmental Laws).

      7.6   PAYMENT OF TAXES AND OTHER INDEBTEDNESS.

      Each of the Credit Parties will pay, settle or discharge (a) all taxes, assessments and governmental charges or levies imposed upon it, or upon its income or profits, or upon any of its properties, before they shall become delinquent, (b) all lawful claims (including claims for labor, materials and supplies) which, if unpaid, might give rise to a Lien upon any of its properties, and (c) all of its other Indebtedness as it shall become due (to the extent such repayment is not otherwise prohibited by this Credit Agreement); provided, however, that a Credit Party shall not be required to pay any such tax, assessment, charge, levy, claim or Indebtedness which is being contested in good faith by appropriate proceedings and as to which adequate reserves therefor have been established in accordance with GAAP, unless the failure to make any such payment (i) would give rise to an immediate right to foreclose or collect on a Lien securing such amounts or (ii) would have or could be reasonably expected to have a Material Adverse Effect.

      7.7   INSURANCE.

      Each of the Credit Parties will at all times maintain in full force and effect insurance (including worker's compensation insurance, liability insurance, casualty insurance and business interruption insurance) from insurance companies of recognized national standing, in such amounts, covering such risks and liabilities and with such deductibles or self-insurance retentions as are in accordance with normal industry practice.

      7.8   MAINTENANCE OF PROPERTY.

      Each of the Credit Parties will maintain and preserve its properties, equipment and other assets in good repair, working order and condition, normal wear and tear excepted, and will make, or cause to be made, in such properties and equipment from time to time all repairs, renewals, replacements, extensions, additions, betterments and improvements thereto as may be needed or proper, to the extent and in the manner customary for companies in similar businesses, unless the failure to do so would not have or could not be reasonably expected to have a Material Adverse Effect.

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      7.9   PERFORMANCE OF OBLIGATIONS.

      Each of the Credit Parties will perform in all material respects all of its obligations under the terms of all material agreements, indentures, mortgages, security agreements or other debt instruments to which it is a party or by which it or its property is bound, unless the failure to do so would not have or could not be reasonably expected to have a Material Adverse Effect.

      7.10  USE OF PROCEEDS.

      The Credit Parties will use the proceeds/availability of the Loans solely to provide working capital for the Credit Parties and for general corporate purposes of the Credit Parties.

      7.11  AUDITS/INSPECTIONS.

      Upon reasonable notice and during normal business hours, each Credit Party will permit representatives appointed by the Administrative Agent, including, without limitation, independent accountants, agents, attorneys and appraisers, to visit and inspect such Credit Party's property, including its books and records, its accounts receivable and inventory, its facilities and its other business assets, and to make photocopies or photographs thereof and to write down and record any information such representative obtains and shall permit the Administrative Agent or its representatives to investigate and verify the accuracy of information provided to the Lenders. The Borrower shall pay the Administrative Agent's reasonable costs of any inspections or investigations conducted following the occurrence and during the continuance of an Event of Default.

      7.12  ADDITIONAL CREDIT PARTIES.

      At the time any Person becomes a Material Subsidiary of a Credit Party, the Borrower shall so notify the Administrative Agent and promptly thereafter (but in any event within 30 days after the date thereof or within such longer period of time as agreed to by the Administrative Agent) shall cause such Person to (a) execute a Supplemental Guaranty and (b) deliver to the Administrative Agent such other documentation as the Administrative Agent may reasonably request, including, without limitation, certified copies of resolutions and other corporate, limited liability company or partnership documents and favorable opinions of counsel to such Person, all in form, content and scope reasonably satisfactory to the Administrative Agent. The Administrative Agent and the Lenders agree that upon any Subsidiary (other than a REIT) ceasing to be a Material Subsidiary, upon receipt by the Administrative Agent of evidence thereof, the Administrative Agent shall, upon the Borrower's written request, execute, at the Borrower's expense, such release documentation as is necessary to release such Subsidiary from its Guaranty Obligations hereunder and such Subsidiary shall no longer be a Guarantor.

      7.13  REIT REQUIREMENTS.

      Notwithstanding anything to the contrary contained in Section 7.12, (i) each REIT will at all times be a Guarantor and will not be released from its obligations under its Guaranty if it shall cease to be a Material Subsidiary and
(ii) each REIT shall enter into the Intercreditor Agreement as a subsidiary creditor.

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                                   SECTION 8

                               NEGATIVE COVENANTS

      The Borrower hereby covenants and agrees that so long as this Credit Agreement is in effect and until the Loans, together with interest, fees and other obligations then due and payable hereunder, have been paid in full (other than any such obligations which by the terms thereof are stated to survive termination of the Credit Documents) and the Commitments hereunder shall have terminated:

      8.1   INDEBTEDNESS.

      No Credit Party will contract, create, incur, assume or permit to exist any Indebtedness, except:

            (a) Indebtedness arising under this Credit Agreement and the other Credit Documents;

            (b) Indebtedness existing as of the Closing Date as referenced in
      Section 6.10 (and renewals, refinancings, replacements or extensions thereof on terms and conditions no more favorable, in the aggregate, to the applicable creditor than such existing Indebtedness and in a principal amount not in excess of that outstanding as of the date of such renewal, refinancing, replacement or extension);

            (c) Indebtedness in respect of current accounts payable and accrued expenses incurred in the ordinary course of business and to the extent not current, accounts payable and accrued expenses that are subject to bona fide dispute;

            (d) Indebtedness owing by a Credit Party to another Credit Party;

            (e) Indebtedness arising from Hedging Agreements entered into in the ordinary course of business and not for speculative purposes;

            (f) Indebtedness arising from judgments that do not cause an Event of Default;

            (g) secured Indebtedness in connection with Non-Recourse Land Financing existing on the Closing Date and Non-Recourse Land Financing with respect to real property acquired after the Closing Date;

            (h) Indebtedness owing by a Credit Party to a REIT; provided that
      (i) such REIT shall be a Guarantor, (ii) such REIT shall have entered into the Intercreditor Agreement, (iii) such REIT shall be in compliance with the terms of Section 8.14 and (iv) such REIT shall qualify as a real estate investment trust under applicable tax laws;

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            (i) other secured Indebtedness up to $200,000,000, in the aggregate, at any one time outstanding; and

            (j) other unsecured Indebtedness so long as, after giving effect thereto, the Borrower is in compliance with the financial covenants set forth in Section 7.2.

      8.2   LIENS.

      No Credit Party will contract, create, incur, assume or permit to exist any Lien with respect to any of its property or assets of any kind (whether real or personal, tangible or intangible), whether now owned or after acquired, except for Permitted Liens.

      8.3   NATURE OF BUSINESS.

      No Credit Party will materially alter the character of its business from that conducted as of the Closing Date or engage in any business other than the business conducted as of the Closing Date and activities which are substantially similar or related thereto or logical extensions thereof.

      8.4   CONSOLIDATION AND MERGER.

      No Credit Party will enter into any transaction of merger or consolidation or liquidate, wind up or dissolve itself; provided that a Credit Party may merge or consolidate with or into another Person if the following conditions are satisfied:

            (a) the Administrative Agent is given prior written notice of such action;

            (b) the Person formed by such consolidation or into which such Credit Party is merged shall either (i) be a Credit Party or (ii) expressly assume in writing all of the obligations of a Credit Party under the Credit Documents; provided that if the transaction is between the Borrower and another Person, the Borrower must be the surviving entity;

            (c) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and

            (d) the Borrower delivers to the Administrative Agent an opinion of counsel stating that such consolidation or merger and any written agreement entered into in connection therewith, comply with this Section 8.4.

      8.5   SALE OR LEASE OF ASSETS.

      No Credit Party will convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business or assets whether now owned or hereafter acquired, including, without limitation, inventory, receivables, equipment, real property interests (whether owned or leasehold), and securities, other than (a) any inventory sold or otherwise disposed of in the ordinary course of business; (b) the sale, lease, transfer or other disposal by a Credit Party

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of any or all of its assets to another Credit Party; (c) obsolete, slow-moving, idle or worn-out assets no longer used or useful in its business; (d) the transfer of assets which constitute a Permitted Investment; (e) any Equity Issuance by the Borrower; (f) the sale, lease or sublease of real property interests in the ordinary course of business; (g) the sale, transfer or other disposal for fair market value of all or substantially all of the Capital Stock or assets of a Guarantor to a Person that is not a Credit Party; provided that
(i) after giving effect to any such sale, transfer or other disposal, the Credit Parties shall be in compliance with all of the terms and conditions of this Credit Agreement and the other Credit Documents, including, without limitation, the terms of Section 7.12 and the definition of Material Subsidiary, (ii) the net cash proceeds from any such sale, transfer or other disposal shall be (A) first, applied to all outstanding Reimbursement Obligations, (B) second, applied to all outstanding Swingline Loans (first to Floating Rate Loans and then to Index Rate Swingline Loans in direct order of Interest Period maturities), (C) third, applied to all outstanding Revolving Loans (first to Floating Rate Loans and then to Eurodollar Loans in direct order of Interest Period maturities) and
(D) fourth, reinvested in the business of the Credit Parties or used by the Credit Parties in the ordinary course of business within 90 days after the closing of such transfer, sale or other disposal and (iii) promptly after the net cash proceeds from any such sale, transfer or other disposal have been so utilized, the Borrower shall deliver to the Administrative Agent a certificate executed by an Authorized Officer certifying on behalf of the Borrower (A) as to the amount of such net cash proceeds and (B) that such net cash proceeds have been reinvested in accordance with the terms of the foregoing clause (ii), and
(h) other sales of assets in the ordinary course of business so long as, after giving effect thereto, the Borrower is in compliance with the financial covenants set forth in Section 7.2.

      8.6   SALE AND LEASEBACK.

      No Credit Party will enter into any Sale and Leaseback Transaction, unless each of the following conditions is satisfied: (a) such Credit Party shall promptly give notice of such sale or transfer to the Administrative Agent; (b) the net proceeds of such sale or transfer are at least equal to the fair value (as determined in good faith by a resolution of such Credit Party's board of directors, a copy of which has been delivered by the Credit Party to the Administrative Agent) of the property which is the subject of such sale or transfer; and (c) such Credit Party shall apply, within 365 days after the effective date of such sale or transfer, or shall have committed within one year after such effective date to apply, an amount at least equal to the net proceeds of the sale or transfer of the property which is the subject of such sale or transfer to (A) the repayment of the Loans or (B) the repayment of other Indebtedness owing by any Credit Party or (C) the purchase of property by such Credit Party substantially similar to the property that was the subject of such sale or transfer or (D) in part to such repayment and in part to such purchase or property; provided, however, that if such Credit Party commits to apply an amount at least equal to the net proceeds of a sale or transfer to the repayment of the Loans, the repayment of other Indebtedness or the purchase of property, such commitment shall be made in a written instrument delivered by such Credit Party to the Administrative Agent and shall require such Credit Party to so apply said amount within 18 months after the effective date of such sale or transfer, and it shall constitute a breach of the provisions of this Section 8.6 if such Credit Party shall fail so to apply said amount in satisfaction of such commitment.

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      8.7   ADVANCES, INVESTMENTS AND LOANS.

      No Credit Party will make any Investments except for Permitted
Investments.

      8.8   RESTRICTED PAYMENTS.

      No Credit Party will, directly or indirectly, use proceeds of Loans to pay dividends or make any other distribution (excluding repurchases of shares of Capital Stock) upon any shares of its Capital Stock of any class.

      8.9   TRANSACTIONS WITH AFFILIATES.

      No Credit Party will enter into any material transaction or series of transactions, whether or not in the ordinary course of business, with any officer, director, shareholder, Subsidiary or Affiliate other than on terms and conditions substantially as favorable as would be obtainable in a comparable arm's-length transaction with a Person other than an officer, director, shareholder, Subsidiary or Affiliate.

      8.10  FISCAL YEAR; ORGANIZATIONAL DOCUMENTS.

      No Credit Party will (a) change its fiscal year or (b) in any manner that would reasonably be likely to adversely affect the rights of the Lenders, change its articles or certificate of incorporation or its bylaws, except as permitted by Section 8.4.

      8.11  NO LIMITATIONS.

      No Credit Party will directly or indirectly, create or otherwise cause, incur, assume, suffer or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such Person to (a) pay dividends or make any other distribution on any of such Person's Capital Stock, (b) pay any Indebtedness owed to any other Credit Party, (c) make loans or advances to any other Credit Party or (d) transfer any of its property to any other Credit Party, except for encumbrances or restrictions existing under or by reason of (i) customary non-assignment or net worth provisions in any lease governing a leasehold interest, (ii) any agreement or other instrument of a Person existing at the time it becomes a Subsidiary of a Credit Party; provided that such encumbrance or restriction is not applicable to any other Person, or any property of any other Person, other than such Person becoming a Subsidiary of a Credit Party and was not entered into in contemplation of such Person becoming a Subsidiary of a Credit Party, and (iii) this Credit Agreement and the other Credit Documents.

      8.12  NO OTHER NEGATIVE PLEDGES.

      No Credit Party will enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation except as set forth in (a) the Credit Documents and (b) any bond indenture or equivalent instrument (or any amendment or supplement thereto) to which such Credit Party is now or hereafter a party.

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      8.13  OTHER INDEBTEDNESS.

      No Credit Party will, if any Event of Default has occurred and is continuing or would be directly or indirectly caused as a result thereof, (a) with respect to any Indebtedness (other than the Indebtedness under the Credit Documents) of such Credit Party, shorten the final maturity or average life to maturity or require any payment to be made sooner than originally scheduled or increase the interest rate applicable thereto or change any subordination provision thereof or (b) make (or give any notice with respect thereto) any voluntary or optional payment or prepayment, redemption, acquisition for value or defeasance of (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), refund, refinance or exchange of any Indebtedness (other than the Indebtedness under the Credit Documents) of such Credit Party.

      8.14  RESTRICTIONS ON THE REITS.

      No REIT will engage in any activities or operations whatsoever other than
(a) general administrative and other functions permitted by law, (b) possessing any promissory notes that evidence the Indebtedness permitted by Section 8.1(h) and receiving payments of principal and interest on such promissory notes, (c) possessing any other "real estate assets" within the meaning of Section 856(c)(5) of the Code for purposes of satisfying the requirements for a real estate investment trust under applicable tax laws, (d) making or consenting to dividends and distributions to a Credit Party and (e) notwithstanding the foregoing, any other functions or other activities that are now or may become required or permitted of a REIT for purposes of satisfying the requirements for a real estate investment trust under applicable tax laws. Notwithstanding the terms of Sections 8.1 and 8.2, (i) no REIT will incur any Indebtedness other than (A) its obligations under the Guaranty, (B) accounts payable incurred for general administrative and other functions of such REIT permitted by law in an amount not to exceed $100,000 at any time outstanding, and (C) Indebtedness to the Borrower or any other Credit Party and (ii) no REIT will contract, create, incur, assume or permit to exist any Lien with respect to any of its property or assets of any kind (whether real or personal, tangible or intangible), whether now owned or after acquired, except for Liens in favor of the Administrative Agent and Permitted Liens relating to the possession and operation of its real property and other assets.

                                   SECTION 9

                                EVENTS OF DEFAULT

      9.1   EVENTS OF DEFAULT.

      An Event of Default shall exist upon the occurrence, and during the continuation, of any of the following specified events (each an "Event of Default"):

            (a) Payment. The Borrower shall default in the payment (i) when due of any principal of any of the Loans or any Reimbursement Obligations or
      (ii) within five Business Days of when due of any interest on the Loans or any Reimbursement

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      Obligations or any fees or other amounts owing hereunder, under any of the other Credit Documents or in connection herewith.

            (b) Representations. Any representation, warranty or statement made or deemed to be made by any Credit Party herein, in any of the other Credit Documents, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove untrue in any material respect on the date as of which it was made or deemed to have been made.

            (c) Covenants. The Borrower shall:

                  (i) default in the due performance or observance of any term, covenant or agreement contained in Sections 7.2, 7.10 or 8.1 through
            8.14 inclusive;

                  (ii) default in the due performance or observance of any term, covenant or agreement contained in Sections 7.1, 7.3, 7.5 or 7.11 and such default shall continue unremedied for a period of five Business Days after the earlier of the Borrower becoming aware of such default or notice thereof given by the Administrative Agent; or

                  (iii) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in subsections (a), (b) or (c)(i) or (c)(ii) of this Section 9.1) contained in this Credit Agreement and such default shall continue unremedied for a period of at least 30 days after the earlier of the Borrower becoming aware of such default or written notice thereof given by the Administrative Agent.

            (d) Other Credit Documents. (i) Any Credit Party shall default in the due performance or observance of any term, covenant or agreement in any of the other Credit Documents and such default shall continue unremedied for a period of at least 30 days after the earlier of a Credit Party becoming aware of such default or written notice thereof given by the Administrative Agent, or (ii) any Credit Document shall fail to be in full force and effect or any Credit Party shall so assert or any Credit Document shall fail to give the Administrative Agent and the Lenders the security interests, liens, rights, powers and privileges purported to be created thereby.

            (e) Guaranties. Any Guaranty or any provision thereof shall cease to be in full force and effect, or any Guarantor thereunder or any Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under such Guaranty.

            (f) Bankruptcy, etc. The occurrence of any of the following: (i) a court or governmental agency having jurisdiction shall enter a decree or order for relief in respect of any Credit Party or any of its Subsidiaries in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of any Credit Party or any of its Subsidiaries or for any substantial part of its property or

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      ordering the winding up or liquidation of its affairs; or (ii) an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect is commenced against any Credit Party or any of its Subsidiaries and such petition remains unstayed and in effect for a period of 60 consecutive days; or (iii) any Credit Party or any of its Subsidiaries shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of such Person or any substantial part of its property or make any general assignment for the benefit of creditors; or (iv) any Credit Party or any of its Subsidiaries shall admit in writing its inability to pay its debts generally as they become due or any action shall be taken by such Person in furtherance of any of the aforesaid purposes.

            (g) Defaults under Other Agreements.

                  (i) A Credit Party shall default in the due performance or observance (beyond the applicable grace period with respect thereto) of any material obligation or condition of any contract or lease material to the Credit Parties taken as a whole to which it is a party or by which it or its property is bound; or

                  (ii) With respect to any Indebtedness of a Credit Party the principal amount of which is in excess of $10,000,000 (other than Indebtedness outstanding under this Credit Agreement and Non-Recourse Land Financing), (A) any such Credit Party shall (x) default in any payment (beyond the applicable grace period with respect thereto, if any) with respect to any such Indebtedness, or
            (y) default (after giving effect to any applicable grace period) in the observance or performance relating to such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event or condition shall occur or condition exist, the effect of which default or other event or condition is to cause the holder or holders of such Indebtedness (or trustee or agent on behalf of such holders) to cause (determined without regard to whether any notice or lapse of time is required) any such Indebtedness to become due prior to its stated maturity;
            (B) any such Indebtedness shall be declared due and payable, or required to be prepaid other than by a regularly scheduled required prepayment prior to the stated maturity thereof, or required to be repurchased; or (C) any such Indebtedness shall mature and remain unpaid.

            (h) Judgments. Any judgment, order, or decree (including, without limitation, any judgment, order, or decree with respect to any litigation disclosed pursuant to the Credit Documents) shall be entered against any one or more of the Credit Parties involving a liability of $25,000,000 or more (to the extent not paid or covered by insurance provided by a carrier who has acknowledged coverage and in any event not including any Non-Recourse Land Financing), and such judgment, order or decree (i) is the subject of any enforcement proceeding commenced by any creditor or
      (ii) shall continue unsatisfied, undischarged and unstayed for a period ending on the first to occur

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      of (A) the last day on which such judgment, order or decree becomes final and unappealable or (B) 30 days.

            (i) ERISA. The occurrence of any of the following events or conditions: (A) any "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and Section 412 of the Code, whether or not waived, shall exist with respect to any Plan, or any Lien shall arise on the assets of any Credit Party, any of its Subsidiaries or any ERISA Affiliate in favor of the PBGC or a Plan; (B) a Termination Event shall occur with respect to a Single Employer Plan, which is, in the reasonable opinion of the Administrative Agent, likely to result in the termination of such Plan for purposes of Title IV of ERISA; (C) a Termination Event shall occur with respect to a Multiemployer Plan or Multiple Employer Plan, which is, in the reasonable opinion of the Administrative Agent, likely to result in (i) the termination of such Plan for purposes of Title IV of ERISA, or (ii) any Credit Party, any of its Subsidiaries or any ERISA Affiliate incurring any liability in connection with a withdrawal from, reorganization of (within the meaning of Section 4241 of ERISA), or insolvency (within the meaning of Section 4245 of ERISA) of such Plan; or
      (D) any prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility shall occur which may subject any Credit Party, any of its Subsidiaries or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which any Credit Party, any of its Subsidiaries or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability.

            (j) Ownership. There shall occur a Change of Control.

      9.2   ACCELERATION; REMEDIES.

      Upon the occurrence and during the continuance of an Event of Default, and at any time thereafter unless and until such Event of Default has been waived in writing by the Required Lenders (or the Lenders as may be required hereunder), the Administrative Agent shall, upon the request and direction of the Required Lenders, by written notice to the Borrower, take the following actions without prejudice to the rights of the Administrative Agent or any Lender or LC Issuer to enforce its claims against the Credit Parties, except as otherwise specifically provided for herein:

            (a) Termination of Commitments. Declare the Commitments terminated whereupon the Commitments and the obligation and power of the LC Issuers to issue Facility LCs shall be immediately terminated.

            (b) Acceleration of Loans. Declare the unpaid principal of and any accrued interest in respect of all Loans and any and all other indebtedness or obligations of any and every kind owing by a Credit Party to any of the Lenders hereunder to be due whereupon the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

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            (c) Facility LC Collateral Account. Demand that the Borrower pay, and the Borrower shall be and become thereby unconditionally obligated to pay, to the Administrative Agent an amount in immediately available funds, which funds shall be held in the Facility LC Collateral Account, equal to the difference of (x) the amount of LC Obligations at such time, less (y) the amount (if any) on deposit in the LC Collateral Account at such time which is free and clear of all rights and claims of third parties and has not been applied against the Credit Party Obligations (such difference, the "Collateral Shortfall Amount").

            (d) Enforcement of Rights. Enforce any and all rights and interests created and existing under the Credit Documents, including, without limitation, all rights and remedies against a Guarantor and all rights of set-off.

Notwithstanding the foregoing, if an Event of Default specified in Section 9.1(f) shall occur, then (i) the Commitments and the obligation and power of the LC Issuers to issue Facility LCs shall automatically terminate, (ii) all Loans, all accrued interest in respect thereof, all accrued and unpaid fees and other Credit Party Obligations shall immediately become due and payable and (iii) the Borrower will also forthwith, and without any notice or act, pay to the Administrative Agent the Collateral Shortfall Amount, which funds shall be deposited in the Facility LC Collateral Account, all without the giving of any notice or other action by the Administrative Agent or the Lenders, which notice or other action is expressly waived by the Borrower.

Notwithstanding the fact that enforcement powers reside primarily with the Administrative Agent, each Lender has, to the extent permitted by law, a separate right of payment and shall be considered a separate "creditor" holding a separate "claim" within the meaning of Section 101(5) of the Bankruptcy Code or any other insolvency statute.

      9.3   FACILITY LC COLLATERAL ACCOUNT.

            (a) If at any time while any Event of Default is continuing, the Administrative Agent determines that the Collateral Shortfall Amount at such time is greater than zero, the Administrative Agent may, and at the direction of the Required Lenders shall, make demand on the Borrower to pay, and the Borrower will, forthwith upon such demand and without any further notice or act, pay to the Administrative Agent the Collateral Shortfall Amount, which funds shall be deposited in the Facility LC Collateral Account.

            (b) Subject to the provision of subsection (e) of this Section 9.3 the Administrative Agent may, at any time or from time to time after funds are deposited in the Facility LC Collateral Account, apply such funds to the payment of the Credit Party Obligations and any other amounts as shall from time to time have become due and payable by the Borrower to the Lenders or LC Issuers under the Credit Documents.

            (c) At any time while any Event of Default is continuing, neither the Borrower nor any Person claiming on behalf of or through the Borrower shall have any right to withdraw any of the funds held in the Facility LC Collateral Account. After all of the Credit Party Obligations have been indefeasibly paid in full and the Commitments

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      have been terminated and no Facility LCs remain outstanding, any funds remaining in the Facility LC Collateral Account shall be returned by the Administrative Agent to the Borrower or paid to whomever may be legally entitled thereto at such time.

            (d) Subject to the provision of subsection (e) of this Section 9.3 if at any time at which funds are being held in the Facility LC Collateral Account there exists no Event of Default, or the Required Lenders (or the Lenders as may be required hereunder) have waived in writing any such Event of Default, the Administrative Agent shall, upon written request of the Borrower, return such funds to the Borrower.

            (e) As long as no Event of Default has occurred that is continuing funds deposited in the Facility LC Collateral Account pursuant to Section 2.5(a)(v) may be applied by the Administrative Agent solely to the Reimbursement Obligations and shall be returned to the Borrower upon the Borrower's request from time to time to the extent that such funds exceed the amount by which the LC Obligations exceed the Revolving Committed Amount.

      9.4   ALLOCATION OF PAYMENTS AFTER EVENT OF DEFAULT.

      Notwithstanding any other provisions of this Credit Agreement, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by the Administrative Agent or any Lender on account of amounts outstanding under any of the Credit Documents shall be paid over or delivered as follows:

            FIRST, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation reasonable attorneys' fees) of the Administrative Agent or any of the Lenders or LC Issuers in connection with enforcing the rights of the Lenders or LC Issuers under the Credit Documents;

            SECOND, to payment of any fees owed to the Administrative Agent or any Lender or LC Issuer;

            THIRD, to the payment of all accrued interest payable to the Lenders hereunder and all other obligations (other than those obligations to be paid pursuant to clause "FOURTH" or clause "FIFTH" below) which shall have become due and payable under the Credit Documents and not repaid pursuant to clauses "FIRST" and "SECOND" above;

            FOURTH, to the payment of the outstanding principal amount of the Loans and Reimbursement Obligations, pro rata as set forth below;

            FIFTH, to the Administrative Agent for deposit in the Facility LC Collateral Account to the extent of any Collateral Shortfall Amount; and

            SIXTH, to the payment of the surplus, if any, to whomever may be lawfully entitled to receive such surplus.

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In carrying out the foregoing, (a) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category and (b) each of the Lenders shall receive an amount equal to its pro rata share (based on the proportion that the then outstanding Loans held by such Lender bears to the aggregate then outstanding Loans) of amounts available to be applied.

                                   SECTION 10

                                AGENCY PROVISIONS

      10.1  APPOINTMENT; NATURE OF RELATIONSHIP.

      Bank One is hereby appointed by each of the Lenders as its contractual representative (herein referred to as the "Administrative Agent") hereunder and under each other Credit Document, and each of the Lenders irrevocably authorizes the Administrative Agent to act as the contractual representative of such Lender with the rights and duties expressly set forth herein and in the other Credit Documents. The Administrative Agent agrees to act as such contractual representative upon the express conditions contained in this Section 10. Notwithstanding the use of the defined term "Administrative Agent," it is expressly understood and agreed that the Administrative Agent shall not have any fiduciary responsibilities to any Lender by reason of this Agreement or any other Credit Document and that the Administrative Agent is merely acting as the contractual representative of the Lenders with only those duties as are expressly set forth in this Agreement and the other Credit Documents. In its capacity as the Lenders' contractual representative, the Agent (i) does not hereby assume any fiduciary duties to any of the Lenders, (ii) is a "representative" of the Lenders within the meaning of the term "secured party" as defined in the Illinois Uniform Commercial Code and (iii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Credit Documents. Each of the Lenders hereby agrees to assert no claim against the Administrative Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender hereby waives.

      10.2  POWERS.

      The Administrative Agent shall have and may exercise such powers under the Credit Documents as are specifically delegated to the Administrative Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Administrative Agent shall have no implied duties to the Lenders, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Credit Documents to be taken by the Administrative Agent.

      10.3  GENERAL IMMUNITY.

      Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable to the Borrower, the Lenders or any Lender or LC Issuer for any action taken or omitted to be taken in good faith by it or them hereunder or under any other Credit Document or

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in connection herewith or therewith except to the extent such action or inaction is determined in a final non-appealable judgment by a court of competent jurisdiction to have arisen from the gross negligence or willful misconduct of such Person or from breach of such Person's express obligations under this Agreement.

      10.4  NO RESPONSIBILITY FOR LOANS, RECITALS, ETC.

      Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (a) any statement, warranty or representation made in connection with any Credit Document or any borrowing hereunder; (b) the performance or observance of any of the covenants or agreements of any obligor under any Credit Document, including, without limitation, any agreement by an obligor to furnish information directly to each Lender; (c) the satisfaction of any condition specified in Section 5, except receipt of items required to be delivered solely to the Administrative Agent; (d) the existence or possible existence of any Event of Default or Default (other than an Event of Default under Section 9.1(a)); (e) the validity, enforceability, effectiveness, sufficiency or genuineness of any Credit Document or any other instrument or writing furnished in connection therewith; (f) the value, sufficiency, creation, perfection or priority of any Lien in any collateral security; or (g) the financial condition of the Borrower or any Guarantor or of any of the Borrower's or any such Guarantor's respective Subsidiaries. The Administrative Agent shall promptly provide the Lenders with copies of all notices of Default sent pursuant to this Agreement, any written notice relating to changes in the Borrower's debt ratings that affect the Senior Debt Rating received from the Borrower or a ratings agency, any documents received by the Administrative Agent pursuant to
Section 7.1 (except to the extent that the Borrower has furnished the same directly to the Lenders) and any other document or notice received by the Administrative Agent with respect to this Agreement and requested in writing by any Lender. The Administrative Agent shall have no duty to disclose to the Lenders information that is not required to be furnished by the Borrower to the Administrative Agent at such time, but is voluntarily furnished by the Borrower to the Administrative Agent (either in its capacity as Administrative Agent or in its individual capacity).

      10.5  ACTION ON INSTRUCTIONS OF LENDERS.

      The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Credit Document in accordance with written instructions signed by the Required Lenders, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders. The Lenders hereby acknowledge that the Administrative Agent shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement or any other Credit Document unless it shall be requested in writing to do so by the Required Lenders. The Administrative Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Credit Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

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      10.6  EMPLOYMENT OF AGENTS AND COUNSEL.

      The Administrative Agent may execute any of its duties as Administrative Agent hereunder and under any other Credit Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Administrative Agent shall be entitled to advice of counsel concerning the contractual arrangement between the Administrative Agent and the Lenders and all matters pertaining to the Administrative Agent's duties hereunder and under any other Credit Document.

      10.7  RELIANCE ON DOCUMENTS; COUNSEL.

      The Administrative Agent shall be entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by the Administrative Agent, which counsel may be employees of the Administrative Agent.

      10.8  ADMINISTRATIVE AGENT'S REIMBURSEMENT AND INDEMNIFICATION.

      The Lenders agree to reimburse and indemnify the Administrative Agent ratably in proportion of their respective Pro Rata Shares (i) for any amounts not reimbursed by the Borrower for which the Administrative Agent is entitled to reimbursement by the Borrower under the Credit Documents, (ii) for any other expenses incurred by the Administrative Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Credit Documents (including, without limitation, for any expenses incurred by the Administrative Agent in connection with any dispute between the Administrative Agent and any Lender or between two or more of the Lenders) and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of the Credit Documents or any other document delivered in connection therewith or the transactions contemplated thereby (including, without limitation, for any such amounts incurred by or asserted against the Administrative Agent in connection with any dispute between the Administrative Agent and any Lender or between two or more of the Lenders), or the enforcement of any of the terms of the Credit Documents or of any such other documents, provided that (i) no Lender shall be liable for any of the foregoing to the extent any of the foregoing is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Administrative Agent and (ii) any indemnification required pursuant to Section 3.13(b)(iv) shall, notwithstanding the provisions of this Section 10.8, be paid by the relevant Lender in accordance with the provisions thereof. The obligations of the Lenders under this Section 10.8 shall survive payment of the Obligations and termination of this Agreement.

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      10.9  NOTICE OF DEFAULT.

      The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default or Default hereunder (other than an Event of Default under Section 9.1(a)) unless the Administrative Agent has received written notice from a Lender or the Borrower referring to this Agreement describing such Event of Default or Default and stating that such notice is a "notice of default." In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Lenders.

      10.10 RIGHTS AS A LENDER.

      In the event the Administrative Agent is a Lender, the Administrative Agent shall have the same rights and powers hereunder and under any other Credit Document with respect to its Commitments and its Loans as any Lender and may exercise the same as though it were not the Administrative Agent, and the term "Lender" or "Lenders" shall, at any time when the Administrative Agent is a Lender, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Credit Document, with the Borrower or any of its Subsidiaries in which the Borrower or such Subsidiary is not restricted hereby from engaging with any other Person.

      10.11 LENDER CREDIT DECISION.

      Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent, the Arranger or any other Lender and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Credit Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Arranger or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Credit Documents.

      10.12 SUCCESSOR ADMINISTRATIVE AGENT.

      The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower, such resignation to be effective upon the appointment of a successor Administrative Agent or, if no successor Administrative Agent has been appointed, sixty (60) days after the retiring Administrative Agent gives notice of its intention to resign. The Administrative Agent may be removed at any time with or without cause by written notice received by the Administrative Agent from the Required Lenders, such removal to be effective on the date specified by the Required Lenders, provided that, as long as no Event of Default has occurred that is continuing, such removal shall be subject to the approval of the Borrower, not to be unreasonably withheld or delayed. Upon any such resignation or removal, the Required Lenders shall have the right to appoint, on behalf of the Borrower and the Lenders, a successor Administrative Agent, provided that, as long as no Event of Default has occurred that is continuing, the appointment of such successor Administrative Agent shall be subject to the approval of the Borrower, not to be unreasonably withheld or delayed. If no successor Administrative Agent shall have been so appointed by the Required Lenders within sixty (60) days after the resigning Administrative Agent's giving notice of its intention to resign, then the resigning Administrative Agent may appoint, on behalf of the Borrower and the Lenders, a successor Administrative Agent, provided that, as long as no Event of Default has occurred that is continuing, the appointment of such successor Administrative Agent shall be subject to the

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approval of the Borrower, not to be unreasonably withheld or delayed.
Notwithstanding the previous sentence, the Administrative Agent may at any time without the consent of the Borrower or any Lender, appoint any of its Affiliates which is a commercial bank as a successor Administrative Agent hereunder. If the Administrative Agent has resigned or been removed and no successor Administrative Agent has been appointed, the Lenders may perform all the duties of the Administrative Agent hereunder and the Borrower shall make all payments in respect of the Obligations to the applicable Lender and for all other purposes shall deal directly with the Lenders. No successor Administrative Agent shall be deemed to be appointed hereunder until such successor Administrative Agent has accepted the appointment. Any such successor Administrative Agent shall be a commercial bank having capital and retained earnings of at least $100,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning or removed Administrative Agent. Upon the effectiveness of the resignation or removal of the Administrative Agent, the resigning or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the Credit Documents. After the effectiveness of the resignation or removal of an Administrative Agent, the provisions of this Section 10 shall continue in effect for the benefit of such Administrative Agent in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent hereunder and under the other Credit Documents. In the event that there is a successor to the Administrative Agent by merger, or the Administrative Agent assigns its duties and obligations to an Affiliate pursuant to this Section 10.12, then the term "Prime Rate" as used in this Agreement shall mean the prime rate, base rate or other analogous rate of the new Administrative Agent.

      10.13 ADMINISTRATIVE AGENT AND ARRANGER FEES.

      The Borrower agrees to pay to the Administrative Agent and the Arranger, for their respective accounts, the fees agreed to by the Borrower, the Administrative Agent and the Arranger pursuant to the Fee Letter or as otherwise agreed from time to time.

      10.14 DELEGATION TO AFFILIATES.

      The Borrower and the Lenders agree that the Administrative Agent may delegate any of its duties under this Agreement to any of its Affiliates. Any such Affiliate (and such Affiliate's directors, officers, agents and employees) which performs duties in connection with this Agreement shall be entitled to the same benefits of the indemnification, waiver and other protective provisions to which the Administrative Agent is entitled under Sections 10 and 11.

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      10.15 AUTHORIZATION OF INTERCREDITOR AGREEMENT.

      Each of the Lenders hereby authorizes the Administrative Agent to enter into the Intercreditor Agreement on their behalf and to carry out the responsibilities and exercise the powers afforded the Administrative Agent therein.

      10.16 DOCUMENTATION AGENT, SYNDICATION AGENT, ETC.

      None of the Lenders identified in this Agreement as a Co-Agent, Documentation Agent, Managing Agent or Syndication Agent shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of such Lenders shall have or be deemed to have a fiduciary relationship with any Lender. Each Lender hereby makes the same acknowledgments with respect to such Lenders as it makes with respect to the Administrative Agent in Section 10.11.

      10.17 BENEFITS OF SECTION 10.

      None of the provisions of this Section 10 shall inure to the benefit of the Borrower or of any Person other than Administrative Agent and each of the Lenders and their respective successors and permitted assigns. Accordingly, neither the Borrower nor any Person other than Administrative Agent and the Lenders (and their respective successors and permitted assigns) shall be entitled to rely upon, or to raise as a defense, the failure of the Administrative Agent or any Lenders to comply with the provisions of this
Section 10.

                                   SECTION 11

                                  MISCELLANEOUS

      11.1  NOTICES.

      Except as otherwise expressly provided herein, all notices and other communications shall have been duly given and shall be effective (a) when delivered in writing, (b) when transmitted via telecopy (or other facsimile device) to the number set out below, (c) the Business Day following the day on which the same has been delivered prepaid (or on an invoice basis) to a reputable national overnight air courier service, or (d) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in the case of the Borrower or the Administrative Agent to the respective address or telecopy numbers set forth on Schedule 11.1, to the Lenders at the respective address and telecopy number set forth in the Administrative Questionnaire delivered to the Administrative Agent or in any case at such other address as any such party may specify by written notice to the other parties hereto.

      11.2  RIGHT OF SET-OFF.

      In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default and the commencement of remedies described in Section 9.2, each Lender, and each Affiliate of such Lender, is authorized at any time and from time to time, without presentment, demand, protest or

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other notice of any kind (all of which rights being hereby expressly waived), to set-off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Lender or its Affiliates (including, without limitation, branches or agencies of such Lender or its Affiliates wherever located) to or for the credit or the account of any Credit Party or any of its Subsidiaries against the Credit Party Obligations of such Credit Party, irrespective of whether the Administrative Agent or the Lenders shall have made any demand hereunder and although such Credit Party Obligations may be contingent or unmatured, and any such set-off shall be deemed to have been made immediately upon the occurrence of an Event of Default even though such charge is made or entered on the books of such Lender subsequent thereto. The Borrower hereby agrees that any Person purchasing a participation in the Loans and Commitments hereunder pursuant to Section 11.3(e) or 3.8 may exercise all rights of set-off with respect to its participation interest as fully as if such Person were a Lender hereunder.

      11.3  BENEFIT OF AGREEMENT.

            (a) Generally. This Credit Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that none of the Credit Parties may assign and transfer any of its interests (except as permitted by Section 8.4 or 8.5) without the prior written consent of the Lenders; and provided further that the rights of each Lender to transfer, assign or grant participations in its rights and/or obligations hereunder shall be limited as set forth below in this Section 11.3.

            (b) Assignments. Each Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Credit Agreement (including, without limitation, all or a portion of its Loans, its Notes, and its Commitments); provided, however, that:

                  (i) unless each of the Administrative Agent and (as long as no
            Event of Default exists) Borrower otherwise agrees, any such partial assignment shall be (A) in an amount at least equal to $5,000,000 or an integral multiple of $1,000,000 in excess thereof or (B) in an amount equal to such Lender's entire remaining Commitment;

                  (ii) each such assignment by a Lender shall be of a constant, and not varying, percentage of all of its rights and obligations under this Credit Agreement and the Notes; and

                  (iii) the parties to such assignment shall execute and deliver to the Administrative Agent for its acceptance an assignment agreement in substantially the form of Exhibit 11.3(b) (each an "Assignment Agreement"), together with a processing fee from the assignor of $3,500.

      Upon execution, delivery, and acceptance of such Assignment Agreement, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights, and benefits of a Lender hereunder and the assigning Lender shall, to

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      the extent of such assignment, relinquish its rights (except its rights with respect to indemnification under the Credit Documents accruing prior to such assignment) and be released from its obligations under this Credit Agreement. Upon the consummation of any assignment pursuant to this
      Section 11.3(b), the assignor, the Administrative Agent and the Borrower shall make appropriate arrangements so that, if required, new Notes are issued to the assignor and the assignee. If the assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Administrative Agent certification as to exemption from deduction or withholding of taxes in accordance with Section 3.13.

      By executing and delivering an Assignment Agreement in accordance with this Section 11.3(b), the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (A) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and the assignee warrants that it is an Eligible Assignee; (B) except as set forth in clause (A) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto or the financial condition of any Credit Party or any of its Subsidiaries or the performance or observance by any Credit Party of any of its obligations under this Credit Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto; (C) such assignee represents and warrants that it is legally authorized to enter into such Assignment Agreement; (D) such assignee confirms that it has received a copy of this Credit Agreement, the other Credit Documents and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment Agreement; (E) such assignee will independently and without reliance upon the Administrative Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement and the other Credit Documents; (F) such assignee appoints and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers under this Credit Agreement or any other Credit Document as are delegated to the Administrative Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; and (G) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Credit Agreement and the other Credit Documents are required to be performed by it as a Lender.

            (c) Register. The Administrative Agent shall maintain a copy of each Assignment Agreement delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the

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      Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Credit Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

            (d) Acceptance. Upon its receipt of an Assignment Agreement executed by the parties thereto, together with any Note subject to such assignment and payment of the processing fee, the Administrative Agent shall, if such Assignment Agreement has been completed and is in substantially the form of Exhibit 11.3(b) hereto, (i) accept such Assignment Agreement, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the parties thereto.

            (e) Participations. Each Lender may sell participations to one or more Persons in all or a portion of its rights, obligations or rights and obligations under this Credit Agreement (including all or a portion of its Commitments and its Loans); provided, however, that (i) such Lender's obligations under this Credit Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participant shall be entitled to the benefit of the yield protection provisions contained in Sections
      3.9 through 3.14, inclusive, and the right of set-off contained in Section 11.2, (iv) the Borrower shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Credit Agreement, and such Lender shall retain the sole right to enforce the obligations of the Borrower relating to its Loans and its Notes and to approve any amendment, modification, or waiver of any provision of this Credit Agreement (other than amendments, modifications, or waivers decreasing the amount of principal of or the rate at which interest is payable on such Loans or Notes, extending any scheduled principal payment date or date fixed for the payment of interest on such Loans or Notes or fees (other than Administrative Fees) (other than as a result of the extension of the Maturity Date in accordance with the terms of Section 2.5), postponing the expiry date of any Facility LC beyond the Maturity Date, extending its Commitments or releasing all or substantially all of the Guarantors) and (v) such Lender shall provide written notice of any participation to the Borrower and the Administrative Agent.

            (f) Nonrestricted Assignments. Notwithstanding any other provision set forth in this Credit Agreement, any Lender may at any time assign and pledge all or any portion of its Loans and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

            (g) Information. Any Lender may furnish any information concerning the Borrower or any of its Subsidiaries in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants), subject, however, to the provisions of
      Section 11.16.

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            11.4  NO WAIVER; REMEDIES CUMULATIVE.

            No failure or delay on the part of the Administrative Agent or any Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Borrower or any of its Subsidiaries and the Administrative Agent or any Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies provided herein are cumulative and not exclusive of any rights or remedies which the Administrative Agent or any Lender would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or the Lenders to any other or further action in any circumstances without notice or demand.

            11.5  PAYMENT OF EXPENSES; INDEMNIFICATION.

            The Borrower agrees to: (a) pay all reasonable out-of-pocket costs and expenses of (i) the Administrative Agent and Arranger in connection with (A) the negotiation, preparation, execution and delivery, syndication and administration of this Credit Agreement and the other Credit Documents and the documents and instruments referred to therein, and (B) any amendment, waiver or consent relating hereto and thereto including, but not limited to, any such amendments, waivers or consents resulting from or related to any work-out, renegotiation or restructure relating to the performance by the Credit Parties under this Credit Agreement (including, without limitation, in the case of either (A) or (B) above, the reasonable fees and expenses of counsel to the Administrative Agent, who may or may not be employees of the Administrative Agent) and (ii) the Administrative Agent and the Lenders in connection with (A) enforcement and collection of the Credit Documents and the documents and instruments referred to therein, including, without limitation, in connection with any such enforcement, the reasonable fees and disbursements of counsel for the Administrative Agent, who may or may not be employees of the Administrative Agent and each of the Lenders, and (B) any bankruptcy or insolvency proceeding of a Credit Party or any of its Subsidiaries and (b) indemnify the Administrative Agent, Arranger, each Lender and each of their officers, directors, employees, representatives, Affiliates and agents from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses (including, without limitation, the reasonable fees and expenses of legal counsel (including the allocated cost of internal counsel) and settlement costs incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of, any investigation, litigation or other proceeding (whether or not the Administrative Agent, Arranger or any Lender is a party thereto) related to (i) the entering into and/or performance of any Credit Document or the use of proceeds of any Loans (including other Extensions of Credit) hereunder or the consummation of any other transactions contemplated in any Credit Document, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding, (ii) any Environmental Claim, (iii) any claims for Non-Excluded Taxes (but excluding in the case of clauses (i), (ii) and (iii) above, any such losses, liabilities, claims, damages or expenses to the extent incurred by reason of gross negligence or willful misconduct on the part of the Person to be indemnified).

      11.6  AMENDMENTS, WAIVERS AND CONSENTS.

      Subject to the provisions of the last paragraph of this Section 11.6, neither this Credit Agreement nor any other Credit Document nor any of the terms hereof or thereof may be amended, changed, waived, discharged or terminated unless such amendment, change, waiver, discharge or termination is in writing and signed by the Required Lenders and the Credit Parties that are parties to the Credit Document being amended, changed or terminated or with respect to which such waiver or discharge is being given; provided that no such amendment, change, waiver, discharge or termination shall without the consent of each Lender affected thereby:

            (a) extend the Maturity Date (other than with the consent of the Extension Required Lenders pursuant to Section 2.5) or extend the expiry date of any Facility LC beyond the Maturity Date;

            (b) reduce the rate or extend the time of payment of interest or fees hereunder (it being understood and agreed that a waiver of the applicability of any post-default increase in interest rates shall not constitute a reduction in the rate of interest for purposes of this clause
      (b));

            (c) reduce or waive the principal amount, or extend the date for payment of any Loan or any Reimbursement Obligation;

            (d) increase or extend any Commitment of a Lender (it being understood and agreed that a waiver of any Default or Event of Default or a waiver of any mandatory reduction in the Commitments or any increase in the Revolving Committed Amount pursuant to Section 2.1(e) shall not constitute a change in the terms of any Commitment of any Lender);

            (e) except as the result of or in connection with a merger or other disposition of a Credit Party permitted under Section 8.4, (i) release the Borrower from its obligations under the Credit Documents or (ii) release any Credit Party that individually or, together with any other Credit Party previously released or to be released simultaneously therewith, cumulatively accounts for more than 5% of Tangible Net Worth from its obligations under the Credit Documents;

            (f) amend, modify or waive any provision of this Section 11.6 or
      Section 3.4(a), 3.4(d), 3.7, 3.8, 5.1, 5.2, 9.1(a), 11.2, 11.3 or 11.5;

            (g) reduce any percentage specified in, or otherwise modify, the definition of Required Lenders set forth in Section 1.1; or

            (h) consent to the assignment or transfer by a Borrower or all or substantially all of the other Credit Parties of any of its or their rights and obligations under (or in respect of) the Credit Documents except as permitted thereby.

Notwithstanding the above, no provision of Section 10 may be amended or modified without the consent of the Administrative Agent. No provision affecting the Swingline Loans may be amended or modified without the consent of the Swingline Lender. No provision affecting an LC Issuer may be amended or modified without its consent.

Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above, (x) each Lender is entitled to vote as such Lender sees fit on any reorganization plan that affects the Loans, LC Obligations or any other Credit Party Obligations and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code supersedes the unanimous consent provisions set forth herein and (y) the Required Lenders may consent to allow a Credit Party to use cash collateral in the context of a bankruptcy or insolvency proceeding.

      11.7  COUNTERPARTS/TELECOPY.

      This Credit Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts by telecopy shall be as effective as an original and shall constitute a representation that an original will be delivered.

      11.8  HEADINGS.

      The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Credit Agreement.

      11.9  DEFAULTING LENDER.

      Each Lender understands and agrees that if such Lender is a Defaulting Lender then notwithstanding the provisions of Section 11.6 it shall not be entitled to vote on any matter requiring the consent of the Required Lenders or to object to any matter (other than those provided for in Section 11.6(b), (c) and (d)) requiring the consent of all the Lenders; provided, however, that all other benefits and obligations under the Credit Documents shall apply to such Defaulting Lender.

      11.10 SURVIVAL OF INDEMNIFICATION AND REPRESENTATIONS AND WARRANTIES.

      All indemnities set forth herein and all representations and warranties made herein shall survive the execution and delivery of this Credit Agreement, the making of the Credit Extensions, and the repayment of the Loans and other Credit Party Obligations and the termination of the Commitments hereunder.

      11.11 GOVERNING LAW; JURISDICTION.

            (a) CHOICE OF LAW. THE CREDIT DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, 735 ILCS
      SECTION 105/5-1 ET SEQ, BUT OTHERWISE WITHOUT REGARD TO THE

      CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO BANKS.

            (b) CONSENT TO JURISDICTION. THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY CREDIT DOCUMENTS AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER OR LC ISSUER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE ADMINISTRATIVE AGENT OR ANY LENDER OR LC ISSUER OR ANY AFFILIATE OF THE ADMINISTRATIVE AGENT ANY LENDER OR LC ISSUER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY CREDIT DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

      11.12 WAIVER OF JURY TRIAL.

      EACH OF THE PARTIES TO THIS CREDIT AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS CREDIT AGREEMENT, ANY OF THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      11.13 SEVERABILITY.

      If any provision of any of the Credit Documents is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

      11.14 FURTHER ASSURANCES.

      The Credit Parties agree, upon the request of the Administrative Agent, to promptly take such actions, as reasonably requested, as is necessary to carry out the intent of this Credit Agreement and the other Credit Documents.

      11.15 ENTIRETY.

      This Credit Agreement together with the other Credit Documents and the Fee Letter represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents or the transactions contemplated herein and therein.

      11.16 CONFIDENTIALITY.

      Each Lender agrees to hold any confidential information which it may receive from the Borrower pursuant to this Agreement in confidence, except for disclosure (i) to its Affiliates and to other Lenders and their respective Affiliates, who shall be advised of and directed to maintain the confidentiality of such information, (ii) to legal counsel, accountants, and other professional advisors to such Lender or to an assignee or participant of a Lender, who shall be advised of and directed to maintain the confidentiality of such information,
(iii) to regulatory officials, (iv) to any Person as requested pursuant to or as required by law, regulation, or legal process, (v) to any Person in connection with any legal proceeding to which such Lender is a party, (vi) to such Lender's direct or indirect contractual counterparties in swap agreements or to legal counsel, accountants and other professional advisors to such counterparties, who shall be advised of and directed to maintain the confidentiality of such information, (vii) permitted by Section 11.3(g) and (viii) to rating agencies if requested or required by such agencies in connection with a rating relating to the Loans and other Extensions of Credit hereunder. Notwithstanding anything herein to the contrary, confidential information shall not include, and each Lender (and each employee, representative or other agent of any Lender) may disclose to any and all Persons, without limitation of any kind, the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are or have been provided to such Lender relating to such tax treatment or tax structure; provided that with respect to any document or similar item that in either case contains information concerning such tax treatment or tax structure of the transactions contemplated hereby as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to such tax treatment or tax structure.

      11.17 BINDING EFFECT; CONTINUING AGREEMENT.

            (a) This Credit Agreement shall become effective at such time when all of the conditions set forth in Section 5.1 have been satisfied or waived by the Lenders and it shall have been executed by the Borrower and the Administrative Agent, and the Administrative Agent shall have received copies hereof (telefaxed or otherwise) which, when taken together, bear the signatures of each Lender, and thereafter this Credit Agreement shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each Lender and their respective successors and assigns.

            (b) This Credit Agreement shall be a continuing agreement and shall remain in full force and effect until all Loans, interest, fees and other Credit Party Obligations have been paid in full and all Commitments have been terminated. Upon termination, the Credit

      Parties shall have no further obligations (other than the indemnification provisions that survive and any other provisions that by their terms survive) under the Credit Documents; provided that should any payment, in whole or in part, of the Credit Party Obligations be rescinded or otherwise required to be restored or returned by the Administrative Agent or any Lender, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, then the Credit Documents shall automatically be reinstated and all amounts required to be restored or returned and all costs and expenses incurred by the Administrative Agent or Lender in connection therewith shall be deemed included as part of the Credit Party Obligations.

      11.18 NO CONSEQUENTIAL DAMAGES.

      Each party hereto waives any claim for consequential damages by reason of the breach of any provision of the Credit Documents by any other party.

      11.19 USA PATRIOT ACT. Each Lender that is subject to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56) (signed into law October 26,
2001)) (the "Act") hereby notifies the Borrower that pursuant to the requirements of the Act, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the Act.

                     SIGNATURES FOLLOW BEGINNING ON PAGE 95

      Each of the parties hereto has caused a counterpart of this Credit Agreement to be duly executed and delivered as of the date first above written.

BORROWER:

                                                PULTE HOMES, INC.,
                                                a Michigan corporation

                                                By: /s/ Bruce E. Robinson
                                                    Vice President and Treasurer

LENDERS:

                                   BANK ONE, NA,
                                   individually in its capacity as a Lender and in its capacity as the Administrative Agent

                                   By: /s/ Kenneth S. Nelson
                                   Title: Director

          SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT WITH
                               PULTE HOMES, INC.

                                                    BARCLAYS BANK PLC

                                                    By: /s/ Douglas Bernegger
                                                    Title: Director

          SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT WITH
                                PULTE HOMES, INC.

                                                    CITICORP NORTH AMERICA, INC.

                                                    By: /s/ David Bouton
                                                    Title: Vice President

          SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT WITH
                                PULTE HOMES, INC.

                                                  BNP PARIBAS

                                                  By: /s/ Thomas H. Ambrose
                                                  Title: Director

                                                  By: /s/ Christine L. Howatt
                                                  Title: Director

          SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT WITH
                                PULTE HOMES, INC.

                                                 COMERICA BANK

                                                 By: /s/ James Graycheck
                                                 Title: Assistant Vice President

          SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT WITH
                               PULTE HOMES, INC.

                                                     DEUTSCHE BANK TRUST COMPANY
                                                     AMERICAS

                                                     By: /s/ Scottye Lindsey
                                                     Title: Director

          SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT WITH
                               PULTE HOMES, INC.

                                                         MERRILL LYNCH BANK USA

                                                         By: /s/ Louis Adler
                                                         Title: Director

          SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT WITH
                               PULTE HOMES, INC.

                                                    SUNTRUST BANK

                                                    By: /s/ Blake K. Thompson
                                                    Title: Vice President

          SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT WITH
                                PULTE HOMES, INC.

                                                  THE ROYAL BANK OF SCOTLAND PLC

                                                  By: /s/ David Apps
                                                  Title: Senior Vice President

          SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT WITH
                               PULTE HOMES, INC.

                                 UBS LOAN FINANCE LLC

                                 By: /s/ Wilfred V. Saint
                                 Title: Director, Banking Products Services, US

                                 By: /s/ Winslowe Ogbourne
                                 Title: Associate Director, Banking
                                           Products Services, US

          SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT WITH
                               PULTE HOMES, INC.

                                                    WACHOVIA BANK, NATIONAL
                                                    ASSOCIATION

                                                    By: /s/ Jeffrey S. Hoza
                                                    Title: Senior Vice President

          SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT WITH
                               PULTE HOMES, INC.

                                                       BANK OF AMERICA, N.A.

                                                       By: /s/ Kelley Prentiss
                                                       Title: Principal

          SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT WITH
                               PULTE HOMES, INC.

                                             THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                             CHICAGO BRANCH

                                             By: /s/ Kazuya Matsushita
                                             Title: General Manager

          SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT WITH
                               PULTE HOMES, INC.

                                                CALYON NEW YORK BRANCH

                                                By: /s/ Attila Coach
                                                Title: Senior Vice President

                                                By: /s/ Philippe Soustra
                                                Title: Executive Vice President

          SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT WITH
                                PULTE HOMES, INC.

                                                    GUARANTY BANK

                                                    By: /s/ Randall S. Reid
                                                    Title: Senior Vice President

          SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT WITH
                                PULTE HOMES, INC.

                                                     MIZUHO CORPORATE BANK, LTD.

                                                     By: /s/ Greg Botshon
                                                     Title: SVP & Team Leader

          SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT WITH
                               PULTE HOMES, INC.

                                                  PNC BANK, NATIONAL ASSOCIATION

                                                  By: /s/ Douglas G. Paul
                                                  Title: Senior Vice President

          SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT WITH
                               PULTE HOMES, INC.

                                              STANDARD FEDERAL BANK N.A.

                                              By: /s/ Kelly Dreske
                                              Title: Commercial Banking Officer

          SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT WITH
                               PULTE HOMES, INC.

                                                     WASHINGTON MUTUAL BANK, FA

                                                     By: /s/ Javier Barrera
                                                     Title: Vice President

          SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT WITH
                               PULTE HOMES, INC.

                                             FIFTH THIRD BANK, EASTERN MICHIGAN

                                             By: /s/ Erin Peters
                                             Title: AVP

          SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT WITH
                               PULTE HOMES, INC.

                                                    COMPASS BANK

                                                    By: /s/ Steven J. Heslep
                                                    Title: Senior Vice President

          SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT WITH
                               PULTE HOMES, INC.

                                                 BANK OF HAWAII

                                                 By: /s/ Ralph M. Mesick
                                                 Title: Executive Vice President

          SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT WITH
                               PULTE HOMES, INC.

                                              CATHAY UNITED BANK LTD.

                                              By: /s/ Grace Chou
                                              Title: VP & Deputy General Manager

          SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT WITH
                               PULTE HOMES, INC.

                                                 THE NORINCHUKIN BANK, NEW YORK
                                                 BRANCH

                                                 By: /s/ Toshifumi Tsukitani
                                                 Title: General Manager

          SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT WITH
                               PULTE HOMES, INC.

                                                     THE NORTHERN TRUST COMPANY

                                                     By: /s/ Mark E. Taylor
                                                     Title: Vice President

          SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT WITH
                               PULTE HOMES, INC.

                                             LAND BANK OF TAIWAN LOS ANGELES
                                             BRANCH

                                             By: /s/ Hui-Jou Cheng
                                             Title: AVP & Deputy General Manager

          SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT WITH
                               PULTE HOMES, INC.

                                                BANK OF COMMUNICATIONS, NEW YORK
                                                BRANCH

                                                By: /s/ Hong Tu
                                                Tile: General Manager

          SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT WITH
                               PULTE HOMES, INC.

                                                   TAIPEIBANK, NEW YORK AGENCY

                                                   By: /s/ Sophia Jing
                                                   Title: V.P. & General Manager

                                   SCHEDULE 1

                   LENDER                                 COMMITMENT         PRO RATA SHARE
-------------------------------------------------     -----------------     --------------
Bank One, NA                                          $   70,000,000.00       5.34351145%
Citicorp North America, Inc.                          $   70,000,000.00       5.34351145%
Barclays Bank PLC                                     $   70,000,000.00       5.34351145%
BNP Paribas                                           $   70,000,000.00       5.34351145%
Comerica Bank                                         $   70,000,000.00       5.34351145%
Deutsche Bank Trust Company Americas                  $   70,000,000.00       5.34351145%
Merrill Lynch Bank USA                                $   70,000,000.00       5.34351145%
SunTrust Bank                                         $   70,000,000.00       5.34351145%
The Royal Bank of Scotland plc                        $   70,000,000.00       5.34351145%
UBS Loan Finance LLC                                  $   70,000,000.00       5.34351145%
Wachovia Bank, National Association                   $   70,000,000.00       5.34351145%
Bank of America, N.A                                  $   50,000,000.00      3.816793893%
The Bank of Tokyo-Mitsubishi Ltd., Chicago Branch     $   50,000,000.00      3.816793893%
CALYON New York Branch                                $   50,000,000.00      3.816793893%
Guaranty Bank                                         $   50,000,000.00      3.816793893%
Mizuho Corporate Bank, Ltd.                           $   50,000,000.00      3.816793893%
PNC Bank, National Association                        $   50,000,000.00      3.816793893%
Standard Federal Bank N.A.                            $   45,000,000.00      3.435114503%
Washington Mutual Bank, FA                            $   40,000,000.00      3.053435114%
Fifth Third Bank, Eastern Michigan                    $   35,000,000.00      2.671755725%
Compass Bank                                          $   25,000,000.00      1.908396946%
Bank of Hawaii                                        $   15,000,000.00      1.145038167%
Cathay United Bank, Ltd.                              $   15,000,000.00      1.145038167%
The Norinchukin Bank, New York Branch                 $   15,000,000.00      1.145038167%
The Northern Trust Company                            $   15,000,000.00      1.145038167%
Land Bank of Taiwan Los Angeles Branch                $   15,000,000.00      1.145038167%
Bank of Communications, New York Branch               $   10,000,000.00      0.763358778%
TaipeiBank, New York Agency                           $   10,000,000.00      0.763358778%
TOTAL                                                 $1,310,000,000.00              100%

                                 SCHEDULE 1.1(b)

                           EXISTING LETTERS OF CREDIT

                                 SCHEDULE 1.1(c)

                                 PERMITTED LIENS

                                      None

                                  SCHEDULE 6.10

                                  INDEBTEDNESS

                                      None

                                  SCHEDULE 6.11

                                   LITIGATION

                                      None

                                  Schedule 6.15

                      Subsidiaries as of September 15, 2004

                                            STATE OF      SHARES                                  OBLIGATION        OPTIONS MATERIAL
                  NAME                    INCORPORATION    O/S                OWNED BY              SHARES   OWNED    O/S     SUB?
----------------------------------------- ------------- --------- ------------------------------- ---------- -----  ------- --------
1.   56th and Lone Mountain, L.L.C.         Arizona               Del Webb's Coventry Homes, Inc.               50%     No
2.   Abacoa Homes, Inc.                     Florida        5,000        DiVosta Homes, L.P.           5,000    100%     No     Yes
3.   American Title of the Palm Beaches    Michigan        1,000   Pulte Diversified Companies,       1,000    100%     No
     Corporation                                                               Inc.
4.   Andrea's Court, S.E.                  Puerto Rico              Pulte International Building               50%      No
                                                                               Corp.
5.   Anthem Arizona L.L.C. (Arizona)        Arizona                       Bellasera Corp.                      100%     No     Yes
6.   Asset Five Corp.                       Arizona          100       Del Webb Corporation             100    100%     No
7.   Asset One Corp.                        Arizona        1,000       Del Webb Corporation           1,000    100%     No
8.   Asset Seven Corp.                      Arizona        1,711       Del Webb Corporation           1,711     89%     No     Yes
9.   August Woods, LLC                     Maryland                   Pulte Home Corporation                   100%     No
10.  BMD Development, LLC                  Michigan                     PHNE Business Trust                    100%     No
11.  Bel North, LLC                        Maryland                       Wil Corporation                      100%     No
12.  Butterfield Properties LLC            Michigan                   Pulte Homes of Ohio L.L.C.               100%     No
13.  Campus Lakes, LLC                     Maryland                   Pulte Home Corporation                   100%     No
14.  Carr's Grant, L.L.C.                  Maryland                   Pulte Home Corporation                   100%     No
15.  Chandler DJ Basin, LLC                Michigan                 Chandler Natural Resources                 100%     No
                                                                               Corp.
16.  Chandler Natural Resources            Michigan        1,000      Pulte Home Corporation          1,000    100%     No
     Corporation
17.  Chase Triple M, LLC                   Delaware                   Pulte Home Corporation                 51.61%     No
18.  City Homes Development L.L.C.         Michigan                      Pulte Homes, Inc.                      50%     No
19.  Ciudad Riviera, S.A. de C.V.           Mexico           500  Controladora PHC, S.A. DE C.V.        500     25%     No
20.  Clairmont, L.L.C.                     Michigan          100      Pulte Home Corporation            100    100%     No
21.  Coachman Development, LLC             Michigan               Pulte Homes of New Engkand, LLC              100%     No
22.  Consorcio Inmobiliario Su Casita,      Mexico                Hipotecaria Su Casita, S.A.                   99%     No
     S.A. de C.V.                                                            de C.V.
23.  Contractors Insurance Company of      Hawaii                     NABIC/Pulte Homes, Inc.
     North America, Inc. a Risk
     Retention Group
24.  Controladora PHC, S.A. DE C.V.         Mexico       499,955    Pulte International-Mexico,     499,955  99.99%     No
                                                                               Inc.
                                                                      Pulte Home Corporation                  0.01%
25.  Corporacion Activa de Servicios de     Mexico                Hipotecaria Su Casita, S.A. de                99%
     Administracion, S.A. de C.V.                                              C.V.
26.  Corta Bella Golf Club, LLC            Michigan                   Pulte Home Corporation                   100%     No
27.  Dean Realty Company                   Michigan          100      Pulte Home Corporation            100    100%     No
28.  Del E. Webb Development Co., L.P.     Delaware                 Del Webb Communities, Inc.                  99%     No
                                                                     Del Webb Construction                       1%
                                                                          Services Co.

                                            STATE OF      SHARES                                  OBLIGATION        OPTIONS MATERIAL
                  NAME                    INCORPORATION    O/S                OWNED BY              SHARES   OWNED    O/S     SUB?
----------------------------------------- ------------- --------- ------------------------------- ---------- -----  ------- --------
29.  Del E. Webb Financial Corporation      Arizona         1,000      Del Webb Corporation           1,000    100%     No
30.  Del E. Webb Foothills Corporation      Arizona         1,000 Del Webb Commercial Properties      1,000    100%     No
                                                                            Corporation
31.  Del E. Webb Land Conservancy           Arizona
32.  Del Webb California Corp.              Arizona           250      Del Webb Corporation             250    100%     No     Yes
33.  Del Webb Commercial Properties         Arizona         1,000      Del Webb Corporation           1,000    100%     No
     Corporation
34.  Del Webb Communties of Illinois,       Arizona         1,000      Del Webb Corporation           1,000    100%     No     Yes
     Inc.
35.  Del Webb Communities of Virgina,       Arizona         1,000 Del Webb's Coventry Homes, Inc.     1,000    100%     No     Yes
     Inc.
36.  Del Webb Communities, Inc.             Arizona       751,852      Del Webb Corporation         751,852    100%     No     Yes
37.  Del Webb Community Management Co.      Arizona         1,000  Pulte Arizona Services, Inc.       1,000    100%     No
38.  Del Webb Construction Services Co.     Arizona           100      Del Webb Corporation             100    100%     No
39.  Del Webb Corporation                  Delaware           100        Pulte Homes, Inc.              100    100%     No     Yes
40.  Del Webb Golf Corp.                    Arizona         1,000      Del Webb Corporation           1,000    100%     No     Yes
41.  Del Webb Home Construction, Inc.       Arizona           100    Del Webb Communities, Inc          100    100%     No     Yes
42.  Del Webb Homes, Inc.                   Arizona         1,000      Del Webb Corporation           1,000    100%     No
43.  Del Webb Limited Holding Co.           Arizona         1,000    Del Webb Communities, Inc        1,000    100%     No     Yes
44.  Del Webb Midatlantic Corp.             Arizona           100      Del Webb Corporation             100    100%     No
45.  Del Webb Mortgage LLC                 Delaware                     Pulte Mortgage LLC                     100%     No
46.  Del Webb Property Corp.                Arizona           100      Del Webb Corporation             100    100%     No
47.  Del Webb Purchasing Company of         Arizona         1,000      Del Webb Corporation           1,000    100%     No
     Illinois, Inc.
48.  Del Webb Southwest Co.                 Arizona         1,000 Del Webb Construction Services      1,000    100%     No
                                                                                Co.
49.  Del Webb Texas Limited Partnership     Arizona                Del Webb Limited Holding Co.                 99%     No     Yes
                                                                      Del Webb Southwest Co.                     1%
50.  Del Webb Texas Title Agency Co.        Arizona         1,000      Del Webb Southwest Co          1,000    100%     No
51.  Del Webb Title Company of Nevada,      Nevada            100      Del Webb Corporation             100    100%     No
     Inc.
52.  Del Webb's Contracting Services,       Arizona         1,000    Del Webb Communities, Inc        1,000    100%     No
     Inc.
53.  Del Webb's Coventry Homes              Arizona         1,000 Del Webb's Coventry Homes, Inc.     1,000    100%     No     Yes
     Construction Co.
54.  Del Webb's Coventry Homes of Nevada    Arizona         1,000 Del Webb's Coventry Homes, Inc.     1,000    100%     No
55.  Del Webb's Spruce Creek                Arizona         1,000      Del Webb Corporation           1,000    100%     No     Yes
     Communities, Inc.
56.  Del Webb's Sunflower of Tucson, Inc.   Arizona         1,000   Del Webb Communities, Inc.        1,000    100%     No
57.  Del Webb's Coventry Homes, Inc.        Arizona         1,000      Del Webb Corporation           1,000    100%     No     Yes
58.  Desarrolladous Urbanos (Canooanas)   Puerto Rico              Pulte International Building                 50%     No
     SE
59.  Devtex Land, L.P.                       Texas                          PN II, Inc.                      99.90%     No
                                                                            PN I, Inc.                        0.10%
60.  DiVosta Homes, L.P.                   Delaware                       PH5 Corporation                       99%     No     Yes
                                                                    DiVosta Homes Holdings, LLC                  1%
61.  DiVosta Building Corporation           Florida         5,000       DiVosta Homes, L.P.           5,000    100%     No     Yes
62.  DiVosta Homes Holdings, LLC           Delaware                       PH5 Corporation

                                            STATE OF      SHARES                                  OBLIGATION        OPTIONS MATERIAL
                  NAME                    INCORPORATION    O/S                OWNED BY              SHARES   OWNED    O/S     SUB?
----------------------------------------- ------------- --------- ------------------------------- ---------- -----  ------- --------
63.  DiVosta Homes Marketing, Inc.          Florida         1,000       DiVosta Homes, L.P.           1,000    100%     No
64.  DiVosta Homes Sales, Inc.              Florida         5,000       DiVosta Homes, L.P.           5,000    100%     No     Yes
65.  DW Aviation Co.                        Arizona         1,000      Del Webb Corporation           1,000    100%     No
66.  DW Homebuilding Co.                    Arizona         1,000      Del Webb Corporation           1,000    100%     No
67.  Edinburgh Realty Corporation          Michigan        10,000     Pulte Home Corporation         10,000    100%     No
68.  Fallsgrove Associates LLC             Maryland                   Pulte Home Corporation                 35.36%     No
69.  Fideicomiso 102412                     Mexico            222       Pulte Mortgage LLC
70.  First Heights Bank, fsb                Texas       7,500,100   Pulte Diversified Companies   7,500,100    100%     No
71.  Florida Building Products, Inc.       Florida          5,000       DiVosta Homes, L.P.           5,000    100%     No     Yes
72.  Florida Club Homes, Inc.              Florida          5,000      DiVosta Homes, L.P..           5,000    100%     No
73.  Fox Glen Retreat, LLC                 Michigan                   Pulte Home Corporation                   100%     No
74.  Gatestone, LLC                        Michigan                   Pulte Home Corporation                   100%     No
75.  GI Development Business Trust        Massachusetts                PHNE Business Trust                     100%     No
76.  Grand Place Hayward, LLC             California                  Pulte Home Corporation                   100%     No
77.  Grayhaven Estates Limited, L.L.C.     Michigan                       Pulte Homes, Inc.                     99%     No
78.  Great Island Community, LLC           Michigan                 GI Development Corporation                 100%     No
79.  Guaranteed Mortgage Corporation III   Michigan         1,000   Pulte Financial Companies,        1,000    100%     No
                                                                               Inc.
80.  H. D. Investments I, LLC              Maryland                       Wil Corporation                      100%     No
81.  Harrison Hills, LLC                   Maryland                   Pulte Home Corporation                   100%     No
82.  Herring Pond Development Corporation  Michigan         1,000 Pulte Homes of New England, LLC     1,000    100%     No
83.  Highlands One                         Maryland                       Wil Corporation                      100%     No
84.  Hilltop Farms Development, LLC        Michigan               Pulte Homes of New England LLC               100%     No
85.  Hipotecaria Su Casita, S.A. de C.V.    Mexico      1,320,136       Pulte Mortgage LLC          335,680  22.90%     No
86.  Homesite Solutions Corporation        Michigan         1,000     Pulte Home Corporation          1,000    100%     No
87.  HydroSource Acquisition, Inc.         Michigan         1,000        Preserve I, Inc.             1,000    100%     No
88.  Island Walk Development Company        Florida         5,000       DiVosta Homes, L.P.           5,000    100%     No     Yes
89.  Island Walk Realty, Inc.               Florida           500       DiVosta Homes, L.P.             500    100%     No
90.  Interesa, S.A. de C.V.                 Mexico      1,872,688 Fideicomiso (3,395,461 Outst.)                        No
91.  JNN Properties LLC                    Michigan           100     Pulte Home Corporation                   100%     No
92.  Jersey Meadows LLC                   New Jersey          100        Preserve I, Inc.                      100%     No
93.  Joliet Mortgage Reinsurance Company    Vermont           100       Pulte Mortgage LLC              100    100%     No
94.  Lexington Oaks Golf Club, Inc.         Florida         1,000     Pulte Home Corporation          1,000    100%     No
95.  Lone Tree Golf Club, LLC              Michigan                   Pulte Home Corporation                   100%     No
96.  Lyons, LC                             Maryland                   Pulte Home Corporation                   100%     No
97.  MALDP Development Corporation         Michigan         1,000 Pulte Homes of New England, LLC     1,000    100%     No
98.  Marina Operations Corp.                Arizona         1,000      Sun City Homes, Inc.           1,000    100%     No
99.  Marquette Title Insurance Company      Vermont       100,000        Pulte Homes, Inc.          100,000    100%     No
100. Mayaguez Partners, S. E.             Puerto Rico              Pulte International Building                 50%     No
                                                                               Corp.

                                            STATE OF      SHARES                                  OBLIGATION        OPTIONS MATERIAL
                  NAME                    INCORPORATION    O/S                OWNED BY              SHARES   OWNED    O/S     SUB?
----------------------------------------- ------------- --------- ------------------------------- ---------- -----  ------- --------
101. Mountain View One LLC                  Arizona                       Asset One Corp.                       50%     No
102. Mountain View Two LLC                  Arizona                       Del Webb Corp.                       100%     No
103. Nantar, S. DE R.L. DE C.V.             Mexico                Controladora PHC, S.A. DE C.V.             99.30%     No
                                                                    Pulte International-Mexico,               0.70%
                                                                               Inc.
104. New Mexico Asset Corporation           Arizona           100      Del Webb Corporation             100    100%     No
105. New Mexico Asset Limited Partnership   Arizona                   New Mexico Asset Corp.                    99%     No
                                                                          Del Webb Corp.                         1%
106. North American Builders Indemnity     Colorado       300,000        Pulte Homes, Inc.          300,000    100%     No
     Company
107. North Valley Enterprise, LLC           Nevada                  Del Webb Communities, Inc.                  50%     No
108. Oceanside Village, LLC                Michigan               Pulte Homes of New England, LLC              100%     No
109. One Willowbrook, L.L.C.               Maryland                       Wil Corporation                       50%     No
                                                                          PBW Corporation                       50%
110. P & H Clinton Partnership            ptrshp-not                Pulte Homes of NJ, Limited                 100%     No
                                          registered                        Partnership
111. PB Venture L.L.C.                     Michigan                      Pulte Homes, Inc.                     100%     No     Yes
112. PBW Corporation                       Michigan         1,000     Pulte Home Corporation          1,000    100%     No
113. PC/BRE Development L.L.C.             Delaware                    PC/BRE Venture L.L.C.                   100%     No
114. PC/BRE Springfield, L.L.C.            Delaware                    PC/BRE Venture L.L.C.                   100%     No
115. PC/BRE Venture L.L.C.                 Delaware                      PB Venture L.L.C.                     100%     No
116. PC/BRE Whitney Oaks L.L.C.            Delaware                    PC/BRE Venture L.L.C.                   100%     No
117. PC/BRE Winfield L.L.C.                Delaware                    PC/BRE Venture L.L.C.                   100%     No
118. PCIC Corporation                      Michigan         1,000       Pulte Mortgage LLC            1,000    100%     No
119. PH Arizona LLC                        Michigan           100   50 -Pulte Home Corporation          100    100%     No
                                                                       50-Pulte Development
                                                                            Corporation
120. PH1 Corporation                       Michigan           100        Pulte Homes, Inc.                     100%     No
121. PH2 Corporation                       Michigan                      Pulte Home Corp.               100    100%     No
122. PH3 Corporation                       Michigan         1,000       Divosta Homes, L.P.           1,000    100%     No
123. PH4 Corporation                       Michigan         1,000      Del Webb Corporation           1,000    100%     No
124. PH5 Corporation                       Michigan                Pulte Diversified Companies,                100%     No
                                                                               Inc.
125. PHC Title Corporation                 Michigan         1,000     Pulte Home Corporation          1,000    100%     No
126. PHM Title Agency L.L.C.               Delaware                       TVM Corporation                       63%     No
127. PHNE Business Trust                  Massachusetts             Pulte Homes Corporation,
                                                                              Trustee
128. PHS Virginia Holdings, LLC            Michigan                     PHNE Business Trust                    100%     No
129. PHS Virginia Limited Partnership      Michigan                   99% PHNE Business Trust                  100%     No
                                                                   1% PHS Virginia Holdings, LLC
130. PHT Building Materials Limited        Michigan                  Pulte Homes of Texas, LP                   99%     No
     Partnership                                                    PHT Operating Company, LLC                   1%
131. PHT Operating Company LLC             Michigan                  Pulte Homes of Texas, LP                  100%     No
132. PHT Title Agency, L.P.                  Texas                     PHC Title Corporation                    99%     No

                                            STATE OF      SHARES                                  OBLIGATION        OPTIONS MATERIAL
                  NAME                    INCORPORATION    O/S                OWNED BY              SHARES   OWNED    O/S     SUB?
----------------------------------------- ------------- --------- ------------------------------- ---------- -----  ------- --------
                                                                       PHT Title Corporation                     1%
133. PHT Title Corporation                 Michigan         1,000     Pulte Home Corporation          1,000    100%     No
134. PIMI Holdings LLC                     Michigan               Pulte International Corporation              100%
135. PL Roseville, LLC                    California                50% Pulte Home Corporation                  50%
136. PN I, Inc.                             Nevada          1,000     Pulte Home Corporation          1,000    100%     No
137. PN II, Inc.                            Nevada          1,000     Pulte Home Corporation          1,000    100%     No     Yes
138. PQL Realty Corporation                Michigan         1,000     Pulte Home Corporation          1,000    100%     No
139. Potomac Yard Development LLC          Delaware                 50% Pulte Home Corporation                  50%     No
140. Pratte Acquisition, LLC               Michigan                         PN II, Inc.                        100%     No
141. Pratte Building Systems, Limited      Michigan                 99% Pratte Holding Company,                100%     No
     Partnership                                                              L.L.C.
                                                                   1% Pratte Building California
                                                                                LLC
142. Pratte Building Systems, L.L.C (AZ)    Arizona               Pratte Holding Company, L.L.C.               100%     No
143. Pratte Building Systems, L.L.C (NV)    Nevada                Pratte Holding Company, L.L.C.               100%     No
144. Pratte Building California LLC        Michigan               Pratte Holding Company, L.L.C.               100%     No
145. Pratte Holding Company, L.L.C.         Nevada                    Pratte Acquisition, LLC                   50%
146. Preserve I, Inc.                      Michigan         1,000     Pulte Home Corporation          1,000    100%     No
147. Preserve II, Inc.                     Michigan         1,000     Pulte Home Corporation          1,000    100%     No
148. Pulte Arizona Services, Inc.          Michigan         1,000         PH Arizona, LLC             1,000    100%     No
149. Pulte Aviation I LLC                  Michigan                      Pulte Homes, Inc.                     100%
150. Pulte Aviation II LLC                 Michigan                      Pulte Homes, Inc.                     100%
151. Pulte Bajio Construcciones, S. de      Mexico                  Pulte Mexico, S. de R.L. de              99.99%     No
     R.L. de C.V.                                                              C.V.                            .01%
                                                                    Pulte International Mexico,
                                                                               Inc.
152. Pulte Chile Corporation               Michigan         1,000 Pulte International Corporation     1,000    100%     No
153. Pulte Communities NJ, Limited         Michigan                      Preserve II, Inc.                      99%     No     Yes
     Partnership                                                         Preserve I, Inc.                        1%
154. Pulte de Chile Limitada                 Chile                    Pulte Chile Corporation                   99%     No
                                                                       Pulte SA Corporation                      1%
155. Pulte Development Corporation         Michigan         1,000     Pulte Home Corporation          1,000    100%     No     Yes
156. Pulte Development New Mexico, Inc.    Michigan         1,000     Pulte Home Corporation          1,000    100%     No
157. Pulte Diversified Companies, Inc.     Michigan         1,000        Pulte Homes, Inc.            1,000    100%     No     Yes
158. Pulte Financial Companies, Inc.       Michigan         1,000        Pulte Homes, Inc.            1,000    100%     No
159. Pulte Funding, Inc.                   Michigan                     Pulte Mortgage LLC                     100%     No
160. Pulte Home Corporation                Michigan         1,000  Pulte Diversified Companies,       1,000    100%     No     Yes
                                                                               Inc.
161.    Pulte Home Corporation of The      Michigan         1,000     Pulte Home Corporation          1,000    100%     No     Yes
               Delaware Valley
162. Pulte Home Sciences of Virginia, LLC  Michigan                     PHS Virginia, Inc.                     100%     No
163. Pulte Home Sciences, LLC              Michigan                 Pulte Homes of Michigan LLC                100%     No
164. Pulte Homes of Greater Kansas City,   Michigan         1,000     Pulte Home Corporation          1,000    100%     No     Yes
     Inc.
165. Pulte Homes of Indiana, LLC            Indiana                Sean/Christopher Homes, Inc.                 50%     No
                                                                       Pulte-IN Corporation                     50%

                                            STATE OF      SHARES                                  OBLIGATION        OPTIONS MATERIAL
                  NAME                    INCORPORATION    O/S                OWNED BY              SHARES   OWNED    O/S     SUB?
----------------------------------------- ------------- --------- ------------------------------- ---------- -----  ------- --------
166. Pulte Homes of Michigan I, Limited    Michigan                            P/MI                             99%     No
     Partnership                                                       Pulte MI Holding Corp                     1%
167. Pulte Homes of Michigan LLC           Michigan                      Pulte Homes, Inc.                     100%     No     Yes
168. Pulte Homes of Minnesota Corporation  Minnesota        1,000     Pulte Home Corporation          1,000    100%     No     Yes
169. Pulte Homes of New England LLC        Michigan                     PHNE Business Trust                    100%     No     Yes
170. Pulte Homes of New Mexico, Inc.       Michigan         1,000     Pulte Home Corporation          1,000    100%     No     Yes
171. Pulte Homes of New York, Inc.         Michigan        10,000     Pulte Home Corporation         10,000    100%     No     Yes
172. Pulte Homes of NJ, LP                 Michigan                     PHC/Delaware Valley                      1%     No     Yes
                                                                            Preserve II                         99%
173. Pulte Homes of Ohio LLC                 Ohio                        Pulte Homes, Inc.                     100%     No     Yes
174. Pulte Homes of PA, LP                 Michigan                     PHC/Delaware Valley                      1%     No     Yes
                                                                            Preserve II                         99%
175. Pulte Homes of South Carolina, Inc.   Michigan         1,000     Pulte Home Corporation          1,000    100%     No
176. Pulte Homes of Texas, L.P.              Texas                  Pulte Texas Holdings, Inc.               99.90%     No     Yes
                                                                            PN I, Inc.                        0.10%     No
177. Pulte Homes Tennessee Limited          Nevada                    RN Acquisition 2 Corp.                 74.40%     No
     Partnership                                                        Radnor Homes, Inc.                   25.60%     No
178. Pulte Homes, Inc.                     Michigan                       Publicly Traded                               No
179. Pulte Georgia Holdings LLC            Michigan                   Pulte Home Corporation                   100%
180. Pulte Internacional Mexico S. DE       Mexico         50,000          Controladora              49,500     99%     No
     R.L. DE C.V.                                                   Pulte International-Mexico,         500      1%
                                                                               Inc.
181. Pulte International Building          Michigan         1,000  Pulte International Caribbean      1,000    100%     No
     Corporation                                                               Corp.
182. Pulte International Caribbean Corp.   Michigan         1,000 Pulte International Corporation     1,000    100%     No
183. Pulte International Caribbean II,     Michigan               99% Pulte Realty Holdings, Inc.              100%
     Limited Partnership                                                 1% Putle RC, LLC
184. Pulte International Corporation       Michigan         1,000  Pulte Diversified Companies,       1,000    100%     No
                                                                               Inc.
185. Pulte International Mexico Limited    Michigan         1,000     99% Pulte International         1,000    100%     No
     Partnership                                                            Corporation
                                                                       1% PIMI Holdings LLC
186. Pulte Land Company, LLC               Michigan                      Pulte Homes, Inc.                     100%     No     Yes
187. Pulte Land Development Corporation    Michigan         1,000     Pulte Home Corporation          1,000    100%     No
188. Pulte Lifestyle Communities, Inc.     Michigan         1,000     Pulte Home Corporation          1,000    100%     No
189. Pulte Mexico Asesores                  Mexico                   99.9% Pulte Mexico, S. de                 100%     No
     Inmobiliarios, S. de R.L. de C.V.                                     R.L. de C.V.
                                                                  .1% Pulte International Mexico
                                                                        Limited Partnership
190. Pulte Mexico Division Centro Sur       Mexico                  Pulte Mexico, S. de R.L. de               99.9%     No
                                                                               C.V.                                     No
                                                                      Pulte International -                     .1%
                                                                           Mexico, Inc.
191. Pulte Mexico Division Norte, S. DE     Mexico                 Pulte Mexico S. DE RL DE C.V.              96.7%     No
     RL DE C.V.                                                           Pulte International -                3.3%     No
                                                                  Mexico, Inc.
192. Pulte Mexico, S. de R.L. de C.V.       Mexico                Controladora PHC, S.A. de C.V.                64%     No

                                            STATE OF      SHARES                                  OBLIGATION        OPTIONS MATERIAL
                  NAME                    INCORPORATION    O/S                OWNED BY              SHARES   OWNED    O/S     SUB?
----------------------------------------- ------------- --------- ------------------------------- ---------- -----  ------- --------
193. Pulte Michigan Holdings Corporation   Michigan        10,000     Pulte Home Corporation                   100%     No
194. Pulte Michigan Services, LLC          Michigan                Pulte Diversified Companies,                100%     No
                                                                               Inc.
195. Pulte Midwest Title, Inc.              Arizona                    Del Webb Corporation                    100%
196. Pulte Mortgage LLC                    Delaware                   Pulte Home Corporation                   100%     No
197. Pulte Payroll Corporation             Michigan         1,000     Pulte Home Corporation          1,000    100%     No
198. Pulte RC, LLC                         Michigan                 Pulte Realty Holdings, Inc.                100%
199. Pulte Real Estate Company              Florida           200       Dean Realty Company             200    100%     No
200. Pulte Realty Corporation               Arizona         1,000        Pulte Homes, Inc.            1,000    100%     No     Yes
201. Pulte Realty Holdings, Inc.           Michigan        60,000        Pulte Homes, Inc.            1,000    100%     No
202. Pulte S.R.L.                          Argentina                Pulte Argentina Corporation                 50%     No
                                                                       Pulte SRL Corporation                    50%
203. Pulte SA Corporation                  Michigan         1,000 Pulte International Corporation     1,000    100%     No
204. Pulte Services California, LLC        Michigan                  Marquette Title Insurance                 100%     No
                                                                              Company
205. Pulte Services Corporation            Michigan         1,000     Pulte Home Corporation          1,000    100%     No
206. Pulte SRL Holdings, LLC               Michigan                 Pulte International Mexico                 100%     No
                                                                        Limited Partnership
207. Pulte Texas Holdings, Inc.            Michigan         1,000           PNII, Inc.                1,000    100%     No
208. Pulte Title Agency of Michigan,       Michigan                    PHC Title Corporation                    49%     No
     L.L.C.
209. Pulte Title Agency of Minnesota,      Minnesota                   PHC Title Corporation                    80%     No
     L.L.C.
210. Pulte Title Agency of Ohio, Limited     Ohio                      PHC Title Corporation                    49%     No
     Liability Company
211. Pulte Trades of North Carolina, LLC   Michigan                   Pulte Home Corporation                   100%     No
212. Pulte Urban Renewal, LLC             New Jersey                     Preserve I, Inc.                      100%
213. Pulte.com, Inc.                       Michigan        10,000        Pulte Homes, Inc.           10,000    100%     No
214. Pulte-IN Corporation                  Michigan         1,000   Pulte Homes of Michigan LLC       1,000    100%     No     Yes
215. Radnor Homes, Inc.                    Michigan         1,000        Pulte Homes, Inc.            1,000    100%     No     Yes
216. Residencial Riviera, S.A. de C.V.      Mexico                Controladora PHC, S.A. de C.V.                25%     No
217. Residencias del Norte Limitada          Chile                    Pulte Chile Corporation                99.90%     No
                                                                       Pulte SA Corporation                   0.10%     No
218. Riverwalk of the Palm Beaches          Florida         5,000       DiVosta Homes, L.P.           5,000    100%     No
     Development Company, Inc.
219. RN Acquisition 2 Corp.                 Nevada          1,000        Pulte Homes, Inc.            1,000    100%     No     Yes
220. Sean/Christopher Homes, Inc.          Michigan           750   Pulte Homes of Michigan LLC         750    100%     No     Yes
221. Shorepointe Village Homes, L.L.C.     Michigan                      Pulte Homes, Inc.                    82.5%     No
222. South Natick Hills, LLC               Michigan               Pulte Homes of New England LLC               100%
223. Spa L Builders LLC                   California                  Pulte Home Corporation                  38.6%     No
224. Springfield Golf Resort, L.L.C.        Arizona                  PC/BRE Springfield L.L.C.                  88%     No
225. Springfield Realty Corporation        Michigan         2,500  Pulte Arizona Services, Inc.       2,500    100%     No
226. Spruce Creek South Utilities, Inc.     Florida            50     Del Webb's Spruce Creek            50    100%     No
     (Assets sold to                                                       Communities,

                                            STATE OF      SHARES                                  OBLIGATION        OPTIONS MATERIAL
                  NAME                    INCORPORATION    O/S                OWNED BY              SHARES   OWNED    O/S     SUB?
----------------------------------------- ------------- --------- ------------------------------- ---------- -----  ------- --------
     Florida Water Utility Co. 6/30/00)                                        Inc.
227. Stetson Ventures II, LLC               Arizona                   Pulte Home Corporation                   100%     No
228. Sun City Homes, Inc. (formerly Del     Nevada            100      Del Webb Corporation             100    100%     No
     E. Webb Finance Company)
229. Sun City Sales Corporation            Michigan         1,000    Del Webb Communities, Inc        1,000    100%     No
230. Sun City Title Agency Co.              Arizona       100,000    Del Webb Communities, Inc      100,000    100%     No
231. Sun City Title Agency of Illinois,     Arizona         1,000      Del Webb Corporation           1,000    100%     No
     Inc.
232. Sun State Insulation Co., Inc.         Arizona         1,000    Del Webb Communities, Inc        1,000    100%     No
233. Terravita Corp.                        Arizona         1,000      Del Webb Corporation           1,000    100%     No     Yes
234. Terravita Home Construction Co.        Arizona         1,000      Del Webb Corporation           1,000    100%     No     Yes
235. Thunderbird Lodge Holding Corp.        Arizona           100   Del Webb Communities, Inc.          100    100%     No
236. TVM Corporation                       Michigan         1,000     Pulte Home Corporation          1,000    100%     No
237. Upper Gwynedd Development, Limited    Michigan                    99% Preserve II, Inc.                   100%
     Partnership                                                   1% Pulte Home Corporation of
                                                                        the Delaware Valley
238. Village Walk Development Company,      Florida         5,000       DiVosta Homes, L.P.           5,000    100%     No
     Inc.
239. Wil Corporation                       Michigan         1,000     Pulte Home Corporation          1,000    100%     No     Yes
240. Wilben II Limited Partnership         Maryland                     PBW Corporation                         99%     No
                                                                        Wil Corporation                          1%
241. Wilben, LLLP                          Maryland                     Wil Corporation                         95%     No
                                                                        PBW Corporation                          5%
242. Williams' Field at Perry Hall, LLC    Maryland                     Wil Corporation                        100%     No
243. Willow Brook Associates Limited      Massachusetts           Pulte Homes of New England, LLC               99%     No
     Partnership

                                SCHEDULE 6.21(b)

                                   INVESTMENTS

                                      None

                                  SCHEDULE 6.25

                          LABOR CONTRACTS AND DISPUTES

                                      None

                                  SCHEDULE 11.1

                                     NOTICES

Borrower:

Pulte Homes, Inc.
100 Bloomfield Hills Parkway
Suite 300
Bloomfield Hills, MI  48304
Attn:  Bruce E. Robinson
Telecopy No.: (248) 433-4529

with a copy to:

Pulte Homes, Inc.
100 Bloomfield Hills
Suite 300
Bloomfield Hills, MI  48304
Attn:  Calvin Boyd
Telecopy No.: (248) 433-4529

Administrative Agent

Bank One, NA
131 S. Dearborn
Chicago, IL 60670
Attn:  Patt Schiewitz
Telecopy No.: (312) 325-3122

                                   EXHIBIT 1.1

                               SUBSIDIARY GUARANTY

      THIS SUBSIDIARY GUARANTY (this "Guaranty") is made as of September 16, 2004, by the undersigned (collectively, the "Subsidiary Guarantors") in favor of the Administrative Agent, for the benefit of the Lenders, under the Credit Agreement referred to below.

                                   WITNESSETH:

      WHEREAS, Pulte Homes, Inc., a Michigan corporation (the "Principal"), and Bank One, NA, a national banking association having its principal office in Chicago, Illinois, as Administrative Agent, and certain other Lenders from time to time party thereto have entered into a certain Amended and Restated Credit Agreement dated September 16, 2004 (as same may be amended or modified from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Lenders to the Principal;

      WHEREAS, the Credit Agreement requires that each of the Subsidiary Guarantors execute and deliver this Guaranty whereby each of the Subsidiary Guarantors shall guarantee the payment when due, subject to Section 10 hereof, of all Guaranteed Obligations, as defined below; and

      WHEREAS, in consideration of the financial and other support that the Principal has provided, and such financial and other support as the Principal may in the future provide, to the Subsidiary Guarantors, and because each Subsidiary Guarantor has determined that executing this Guaranty is in its interest and to its financial benefit, each of the Subsidiary Guarantors is willing to guarantee the obligations of the Principal under the Credit Agreement, any Note and the other Credit Documents;

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Defined Terms. "Guaranteed Obligations" is defined in Section 4 below. Other capitalized terms used herein but not defined herein shall have the meaning set forth in the Credit Agreement.

      2. Representations and Warranties. Each of the Subsidiary Guarantors represents and warrants (which representations and warranties shall be deemed to have been renewed upon each Extension of Credit under the Credit Agreement) that:

      (a) It (i) is a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of the state (or other jurisdiction) of its organization, (ii) is duly qualified and in good standing as a foreign entity and authorized to do business in every jurisdiction unless the failure to be so qualified, in good standing or authorized would not have or could not be reasonably expected to have a Material Adverse Effect and (iii) has the requisite power and authority to own its properties and to carry on its business as now conducted and as proposed to be conducted.

      (b) It (i) has the requisite power and authority to execute, deliver and perform this Guaranty and any other Credit Document to which it is a party and to incur the obligations herein and therein provided for and (ii) is duly authorized to, and has been authorized by all necessary action, to execute, deliver and perform this Guaranty and any other Credit Document to which it is a party.

      (c) Neither the execution and delivery of the Credit Documents, nor the consummation of the transactions contemplated therein, nor performance of and compliance with the terms and provisions thereof by it (i) violate or conflict with any provision of its articles or certificate of incorporation or bylaws,
(ii) violate, contravene or materially conflict with any Requirement of Law or any other law, regulation (including, without limitation, Regulation D, O, T, U or X), order, writ, judgment, injunction, decree or permit applicable to it,
(iii) violate, contravene or conflict with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound, the violation of which would have or could be reasonably expected to have a Material Adverse Effect, or (iv) result in or require the creation of any Lien (other than those contemplated in or created in connection with the Credit Documents) upon or with respect to its properties.

      (d) Except for consents, approvals and authorizations which have been obtained, no consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with its execution, delivery or performance of this Guaranty and any other Credit Agreement to which it is a party.

      3. Covenants. Each of the Subsidiary Guarantors covenants that, so long as any Lender has any Commitment outstanding under the Credit Agreement or any of the Guaranteed Obligations shall remain unpaid, that it will, and, if necessary, will enable the Principal to, fully comply with those covenants and agreements set forth in the Credit Agreement.

      4. The Guaranty. Subject to Section 10 hereof, each of the Subsidiary Guarantors hereby absolutely and unconditionally guarantees, as primary obligor and not as surety, the full and punctual payment (whether at stated maturity, upon acceleration or early termination or otherwise, and at all times thereafter) and performance of the Credit Party Obligations, including without limitation any such Credit Party Obligations incurred or accrued during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, whether or not allowed or allowable in such proceeding (collectively, subject to the provisions of Section 10 hereof, being referred to as the "Guaranteed Obligations"). Upon failure by the Principal to pay punctually any such amount, each of the Subsidiary Guarantors agrees that it shall forthwith on demand pay to the Administrative Agent for the benefit of the Lenders and, if applicable, their Affiliates, the amount not so paid at the place and in the manner specified in the Credit Agreement, any Note or the relevant Credit Document, as the case may be. This Guaranty is a guaranty of payment and not of collection. Each of the Subsidiary Guarantors waives any right to require the Lenders or the Administrative Agent to sue the Principal, any other guarantor, or any other person obligated for all or any part of the Guaranteed Obligations, or otherwise to enforce its payment against any collateral securing all or any part of the Guaranteed Obligations.

      5. Guaranty Unconditional. Subject to Section 10 hereof, the obligations of each of the Subsidiary Guarantors hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

            (a) any extension, renewal, settlement, compromise, waiver or release in respect of any of the Guaranteed Obligations, by operation of law or otherwise, or any obligation of any other guarantor of any of the Guaranteed Obligations, or any default, failure or delay, willful or otherwise, in the payment or performance of the Guaranteed Obligations;

            (b) any modification or amendment of or supplement to the Credit Agreement, any Note or any other Credit Document;

            (c) any release, nonperfection or invalidity of any direct or indirect security for any obligation of the Principal under the Credit Agreement, any Note, any Collateral Document, any other Credit Document, or any obligations of any other guarantor of any of the Guaranteed Obligations, or any action or failure to act by the Administrative Agent, any Lender or any Affiliate of any Lender with respect to any collateral securing all or any part of the Guaranteed Obligations;

            (d) any change in the corporate or other legal existence, structure or ownership of the Principal or any other guarantor of any of the Guaranteed Obligations, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Principal, or any other guarantor of the Guaranteed Obligations, or its assets or any resulting release or discharge of any obligation of the Principal, or any other guarantor of any of the Guaranteed Obligations;

            (e) the existence of any claim, setoff or other rights which the Subsidiary Guarantors may have at any time against the Principal, any other guarantor of any of the Guaranteed Obligations, the Administrative Agent, any Lender or any other Person, whether in connection herewith or any unrelated transactions;

            (f) any invalidity or unenforceability relating to any other guarantor of any of the Guaranteed Obligations, for any reason related to the Credit Agreement, any Note on any other Credit Document, or any provision of applicable law or regulation purporting to prohibit the payment by any other guarantor of the Guaranteed Obligations, of the principal of or interest on any Note or any other amount payable under the Credit Agreement, any Note or any other Credit Document; or

            (g) any other act or omission to act or delay of any kind by the Principal, any other guarantor of the Guaranteed Obligations, the Administrative Agent, any Lender or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of any Subsidiary Guarantor's obligations hereunder.

Notwithstanding the foregoing, the Subsidiary Guarantors do not waive defenses to the Guaranteed Obligations that are available to the Principal, except for such defenses as may arise by reason of any insolvency, bankruptcy, reorganization or similar proceeding affecting the Principal.

      6. Discharge Only Upon Payment In Full: Reinstatement In Certain Circumstances. Each of the Subsidiary Guarantors' obligations hereunder shall remain in full force and effect until all Guaranteed Obligations shall have been indefeasibly paid in full and the Commitments under the Credit Agreement shall have terminated or expired. If at any time any payment of the principal of or interest on any Note or any other amount payable by the Principal or any other party under the Credit Agreement or any other Credit Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Principal or otherwise, each of the Subsidiary Guarantor's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

      7. Waivers. Each of the Subsidiary Guarantors irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Principal, any other guarantor of any of the Guaranteed Obligations, or any other Person.

      8. Subrogation. Each of the Subsidiary Guarantors hereby agrees not to assert any right, claim or cause of action, including, without limitation, a claim for subrogation, reimbursement, indemnification or otherwise, against the Principal arising out of or by reason of this Guaranty or the obligations hereunder, including, without limitation, the payment or securing or purchasing of any of the Guaranteed Obligations by any of the Subsidiary Guarantors unless and until the Guaranteed Obligations are indefeasibly paid in full, and any commitment to lend under the Credit Agreement and any other Credit Documents is terminated or has expired.

      9. Stay of Acceleration. If acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Principal, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement, any Note or any other Credit Document shall nonetheless be payable by each of the Subsidiary Guarantors hereunder forthwith on demand by the Administrative Agent made at the request of the Required Lenders.

      10. Limitation on Obligations. The provisions of this Guaranty are severable, and in any action or proceeding involving any state corporate law, or any state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Subsidiary Guarantor under this Guaranty would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of such Subsidiary Guarantor's liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the amount of such liability shall, without any further action by the Subsidiary Guarantors, the Administrative Agent or any Lender, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding (such highest amount determined hereunder being the relevant Subsidiary Guarantor's "Maximum Liability"). This Section 10(a) with respect to the Maximum Liability of the Subsidiary Guarantors is intended solely to preserve the rights of the Administrative Agent hereunder to the maximum extent not subject to avoidance under applicable law, and neither the Subsidiary Guarantor nor any other person or entity shall have any right or claim under this Section 10(a) with respect to the Maximum Liability, except to the extent necessary so that the obligations of the Subsidiary Guarantor hereunder shall not be rendered voidable under applicable law.

            (a) Each of the Subsidiary Guarantors agrees that the Guaranteed Obligations may at any time and from time to time exceed the Maximum Liability of each Subsidiary Guarantor, and may exceed the aggregate Maximum Liability of all other Subsidiary Guarantors, without impairing this Guaranty or affecting the rights and remedies of the Administrative Agent hereunder. Nothing in this Section 10(b) shall be construed to increase any Subsidiary Guarantor's obligations hereunder beyond its Maximum Liability.

            (b) In the event any Subsidiary Guarantor (a "Paying Subsidiary Guarantor") shall make any payment or payments under this Guaranty or shall suffer any loss as a result of any realization upon any collateral granted by it to secure its obligations under this Guaranty, each other Subsidiary Guarantor (each a "Non-Paying Subsidiary Guarantor") shall contribute to such Paying Subsidiary Guarantor an amount equal to such Non-Paying Subsidiary Guarantor's "Pro Rata Share" of such payment or payments made, or losses suffered, by such Paying Subsidiary Guarantor. For the purposes hereof, each Non-Paying Subsidiary Guarantor's "Pro Rata Share" with respect to any such payment or loss by a Paying Subsidiary Guarantor shall be determined as of the date on which such payment or loss was made by reference to the ratio of (i) such Non-Paying Subsidiary Guarantor's Maximum Liability as of such date (without giving effect to any right to receive, or obligation to make, any contribution hereunder) or, if such Non-Paying Subsidiary Guarantor's Maximum Liability has not been determined, the aggregate amount of all monies received by such Non-Paying Subsidiary Guarantor from the Principal after the date hereof (whether by loan, capital infusion or by other means) to (ii) the aggregate Maximum Liability of all Subsidiary Guarantors hereunder (including such Paying Subsidiary Guarantor) as of such date (without giving effect to any right to receive, or obligation to make, any contribution hereunder), or to the extent that a Maximum Liability has not been determined for any Subsidiary Guarantors, the aggregate amount of all monies received by such Subsidiary Guarantors from the Principal after the date hereof (whether by loan, capital infusion or by other means). Nothing in this Section 10(c) shall affect any Subsidiary Guarantor's several liability for the entire amount of the Guaranteed Obligations (up to such Subsidiary Guarantor's Maximum Liability). Each of the Subsidiary Guarantors covenants and agrees that its right to receive any contribution under this Guaranty from a Non-Paying Subsidiary Guarantor shall be subordinate and junior in right of payment to all the Guaranteed

      Obligations. The provisions of this Section 10(c) are for the benefit of both the Administrative Agent and the Subsidiary Guarantors and may be enforced by any one, or more, or all of them in accordance with the terms hereof.

      11. Application of Payments. All payments received by the Administrative Agent hereunder shall be applied by the Administrative Agent to payment of the Guaranteed Obligations in the order of priority set forth in Section 9.4 of the Credit Agreement unless a court of competent jurisdiction shall otherwise direct.

      12. Notices. All notices, requests and other communications to any party hereunder shall be given or made by telecopier or other writing and telecopied, or mailed or delivered to the intended recipient at its address or telecopier number set forth on the signature pages hereof or such other address or telecopy number as such party may hereafter specify for such purpose by notice to the Administrative Agent in accordance with the provisions of Section 11.1 of the Credit Agreement. Except as otherwise provided in this Guaranty, all such communications shall be deemed to have been duly given when transmitted by telecopier, or personally delivered or, in the case of a mailed notice sent by certified mail return-receipt requested, on the date set forth on the receipt (provided, that any refusal to accept any such notice shall be deemed to be notice thereof as of the time of any such refusal), in each case given or addressed as aforesaid.

      13. No Waivers. No failure or delay by the Administrative Agent or any Lender in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Guaranty, the Credit Agreement, any Note and the other Credit Documents shall be cumulative and not exclusive of any rights or remedies provided by law.

      14. No Duty to Advise. Each of the Subsidiary Guarantors assumes all responsibility for being and keeping itself informed of the Principal's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that each of the Subsidiary Guarantors assumes and incurs under this Guaranty, and agrees that neither the Administrative Agent nor any Lender has any duty to advise any of the Subsidiary Guarantors of information known to it regarding those circumstances or risks.

      15. Successors and Assigns. This Guaranty is for the benefit of the Administrative Agent and the Lenders and their respective successors and permitted assigns and in the event of an assignment of any amounts payable under the Credit Agreement, any Note, or the other Credit Documents, the rights hereunder, to the extent applicable to the indebtedness so assigned, shall be transferred with such indebtedness. This Guaranty shall be binding upon each of the Subsidiary Guarantors and their respective successors and permitted assigns.

      16. Changes in Writing. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by each of the Subsidiary Guarantors and the Administrative Agent with the consent of the Required Lenders.

      17. Costs of Enforcement. Each of the Subsidiary Guarantors agrees to pay all costs and expenses including, without limitation, all court costs and attorneys' fees and expenses paid or incurred by the Administrative Agent or any Lender or any Affiliate of any Lender in endeavoring to collect all or any part of the Guaranteed Obligations from, or in prosecuting any action against, the Principal, the Subsidiary Guarantors or any other guarantor of all or any part of the Guaranteed Obligations.

      18. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF ILLINOIS. EACH OF THE SUBSIDIARY GUARANTORS HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS AND OF ANY ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS AND FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY (INCLUDING, WITHOUT LIMITATION, ANY OF THE OTHER CREDIT DOCUMENTS) OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE SUBSIDIARY GUARANTORS IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE SUBSIDIARY GUARANTORS, AND THE ADMINISTRATIVE AGENT AND THE LENDERS ACCEPTING THIS GUARANTY, HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      19. Setoff. Without limiting the rights of the Administrative Agent or the Lenders under applicable law, if all or any part of the Guaranteed Obligations is then due, whether pursuant to the occurrence of an Event of Default or otherwise, then the Guarantor authorizes the Administrative Agent and the Lenders to apply any sums standing to the credit of the Guarantor with the Administrative Agent or any Lender of the Administrative Agent or any Lender toward the payment of the Guaranteed Obligations.

      20. Taxes, etc. All payments required to be made by any of the Subsidiary Guarantors hereunder shall be made without setoff or counterclaim and free and clear of and without deduction or withholding for or on account of, any present or future taxes, levies, imposts, duties or other charges of whatsoever nature imposed by any government or any political or taxing authority thereof (excluding federal taxation of the overall income of any Lender), provided, however, that if any of the Subsidiary Guarantors is required by law to make such deduction or withholding, such Subsidiary Guarantor shall forthwith (i) pay to the Administrative Agent or any Lender, as applicable, such additional amount as results in the net amount received by the Administrative Agent or any Lender, as applicable, equaling the full amount which would have been received by the Administrative Agent or any Lender, as applicable, had no such deduction or withholding been made, (ii) pay the full amount deducted to the relevant authority in accordance with applicable law, and (iii) furnish to the

Administrative Agent or any Lender, as applicable, certified copies of official receipts evidencing payment of such withholding taxes within 30 days after such payment is made.

      21. Supplemental Guarantors. Pursuant to Section 7.12 of the Credit Agreement, additional Subsidiaries shall become obligated as Subsidiary Guarantors hereunder (each as fully as though an original signatory hereto) by executing and delivering to the Administrative Agent a supplemental guaranty in the form of Exhibit A attached hereto (with blanks appropriately filled in).

      22. Original Guaranty Superseded. This Guaranty supersedes and replaces that certain Subsidiary Guaranty dated October 1, 2003.

IN WITNESS WHEREOF, each of the Subsidiary Guarantors has caused this Guaranty to be duly executed, under seal, by its authorized officer as of the day and year first above written.

                                      [Signature of Subsidiary Guarantors]

                                    EXHIBIT A

                              SUPPLEMENTAL GUARANTY

                                     [Date]

Bank One, NA, as Administrative Agent

Ladies and Gentlemen:

            Reference is hereby made to (i) that certain Amended and Restated Credit Agreement, dated as of September 16, 2004, as amended, among Pulte Homes, Inc., the lenders from time to time parties thereto (the "Lenders"), and Bank One, NA, as a Lender and as administrative agent (the "Administrative Agent") on behalf of itself and the other Lenders (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") and (ii) that certain Guaranty, dated as of even date with the Credit Agreement, executed and delivered by the Subsidiary Guarantors parties thereto in favor of the Administrative Agent, for the benefit of the Lenders (as amended, restated, supplemented or otherwise modified from time to time, the "Guaranty"). Terms not defined herein which are defined in the Credit Agreement shall have for the purposes hereof the respective meanings provided therein.

            In accordance with Section 7.12 of the Credit Agreement and Section 21 of the Guaranty, the undersigned, [GUARANTOR]____________, a corporation [limited partnership/limited liability company] organized under the laws of ___________, hereby elects to be a "Guarantor" for all purposes of the Credit Agreement and "Subsidiary Guarantor" for all purposes of the Guaranty, respectively, effective from the date hereof.

            Without limiting the generality of the foregoing, the undersigned hereby agrees to perform all the obligations of a Subsidiary Guarantor under, and to be bound in all respects by the terms of, the Guaranty, to the same extent and with the same force and effect as if the undersigned were a direct signatory thereto.

            This Supplemental Guaranty shall be construed in accordance with and governed by the internal laws of the State of Illinois (but otherwise without regard to the conflict of laws provisions).

            IN WITNESS WHEREOF, this Supplemental Guaranty has been duly executed by the undersigned as of the __ day of ____, 200_.

                                          [GUARANTOR]

                                          By: __________________________________
                                          Name:
                                          Title:

                                   EXHIBIT 1.2

                    INTERCREDITOR AND SUBORDINATION AGREEMENT

      THIS INTERCREDITOR AND SUBORDINATION AGREEMENT (this "Intercreditor Agreement"), dated as of September __, 2004, is by and among ASSET SEVEN CORP., an Arizona corporation ("Asset Seven"), PULTE REALTY CORPORATION, an Arizona corporation ("Pulte Realty"), each subsidiary of Pulte Homes, Inc. that from time to time executes an Intercreditor Joinder Agreement (as defined below) (together with Asset Seven and Pulte Realty, individually a "Subordinated Creditor" and collectively the "Subordinated Creditors"), BANK ONE, NA, as administrative agent for the Revolving Credit Lenders from time to time party to the Revolving Credit Agreement described below (in such capacity, "Administrative Agent"), and ______________________________, as trustee for the Noteholders pursuant to the Indenture described below (in such capacity, the "Trustee").

                                    RECITALS:

      A. Pursuant to the terms of that certain Amended and Restated Credit Agreement, dated as of September 16, 2004 (as amended, modified, supplemented or restated from time to time, the "Revolving Credit Agreement"), among Pulte Homes, Inc. (the "Borrower"), the lenders from time to time party thereto (the "Revolving Credit Lenders") and Administrative Agent, the Revolving Credit Lenders have provided a revolving credit facility to the Borrower. The obligations of the Borrower under the Revolving Credit Agreement are guaranteed by certain subsidiaries of the Borrower (the "Guarantors").

      B. The Borrower has issued and may issue from time to time senior unsecured notes (the "Senior Notes") pursuant to that certain indenture, dated as of October 24, 1995, or a supplement thereto (as previously amended, modified or supplemented and as amended, modified, supplemented or restated from time to time, the "Indenture").

      C. The Subordinated Creditors are holders of promissory notes (the "Subordinated Notes") from certain subsidiaries of the Borrower (the "Note Issuers"), which Subordinated Notes are secured by mortgages on certain real properties owned by the Note Issuers (the "Collateral").

      D. Each Subordinated Creditor is a subsidiary of the Borrower.

      E. In order to induce the Revolving Credit Lenders and the holders of the Senior Notes (the "Noteholders") to provide or continue to provide the financial accommodations to the Borrower under the Revolving Credit Agreement and the Senior Notes (collectively, the "Senior Loan Documents" and individually, a "Senior Loan Document"), and because of the direct benefit to the Subordinated Creditors of such financial accommodations, Subordinated Creditors, Administrative Agent and the Trustee have agreed to enter into this Intercreditor Agreement.

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

1.1 Certain Defined Terms. For the purposes hereof:

      (a) "Code" means the Internal Revenue Code of 1986 and the rules and regulations promulgated thereunder, as amended, modified, succeeded or replaced from time to time. References to sections of the Code should be construed also to refer to any successor sections.

      (b) "Event of Default" means (i) an "Event of Default" as defined in the Revolving Credit Agreement or (ii) an event of default under the Senior Notes or the Indenture.

      (c) "Senior Creditors" means (i) so long as any Senior Obligations (or commitments with respect thereto) remains outstanding under the Revolving Credit Agreement, Administrative Agent and (ii) so long as any Senior Obligations (or commitments with respect thereto) remains outstanding under the Senior Notes, the Trustee.

      (d) "Senior Obligations" means (i) the "Credit Party Obligations" as defined in the Revolving Credit Agreement and (ii) all obligations (including, without limitation, principal, interest and fees) outstanding under the Senior Notes.

      (e) "Subordinated Obligations" means (i) the principal amount of, and accrued interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of a Note Issuer) on any Subordinated Note, and (ii) all other indebtedness, obligations and liabilities of the Note Issuers to the Subordinated Creditors now existing or hereafter incurred.

      (f) "Intercreditor Joinder Agreement" means an intercreditor joinder agreement in substantially the form of Exhibit A attached hereto.

1.2 Other Definitional Provisions. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Intercreditor Agreement shall refer to this Intercreditor Agreement as a whole and not to any particular provision of this Intercreditor Agreement, and section, subsection, schedule and exhibit references are to this Intercreditor Agreement unless otherwise specified. Defined terms herein shall include in the singular number the plural and in the plural the singular.

                                   ARTICLE II

                             Terms of Subordination

2.1 Subordination.

      (a) Each of the Subordinated Creditors agrees, for itself and each future holder of the Subordinated Obligations held by such Subordinated Creditor, that the Subordinated Obligations are expressly subordinate and junior in right of payment (as defined in subsection 2.1(b)) to all Senior Obligations in all respects.

      (b) "Subordinate and junior in right of payment" shall mean that:

            (i) Upon the occurrence and during the continuance of an Event of Default, (A) none of the Subordinated Creditors will, without the express prior written consent of the Senior Creditors or unless otherwise instructed by the Senior Creditors, take, demand or receive, directly or indirectly, by set-off, redemption, purchase or in any other manner, any payment on or security for the whole or any part of the Subordinated Obligations, and (B) without the express prior written consent of the Senior Creditors or unless otherwise instructed by the Senior Creditors, none of the Subordinated Creditors will make demand for the payment of or accelerate the scheduled maturities of any amounts owing under the Subordinated Obligations.

            (ii) Until the Senior Obligations shall have been paid in full and satisfied, upon the occurrence and during the continuance of an Event of Default, none of the Subordinated Creditors will accelerate, declare to be immediately due and payable, enforce or take any action to enforce or collect, or otherwise exercise any rights or remedies it may possess with respect to the Subordinated Obligations or any portion thereof, or take any action to enforce or otherwise exercise any rights or remedies with respect to, or realize upon, the Collateral, in each case without the prior written consent of the Senior Creditors.

            (iii) Without limiting the generality of the foregoing provisions of this Section 2.1, in the event of any liquidation, termination, revocation or other winding-up of a Note Issuer, or in the event of any receivership, insolvency, reorganization or bankruptcy proceedings, assignment for the benefit of creditors or any proceeding by or against a Note Issuer for any relief under any bankruptcy, reorganization or insolvency law or laws (federal or state) or any law (federal or state) relating to the relief of debtors, readjustment of indebtedness, reorganization, composition or extension of indebtedness, then, upon the occurrence and during the continuance of an Event of Default, unless otherwise agreed to or instructed in writing by the Senior Creditors, all Senior Obligations shall first be paid in full before any payment or distribution is made in respect of the Subordinated Obligations, and any payment or distribution of any kind or character (whether in cash, property or securities) that, but for the subordination provisions contained herein, would otherwise be payable or deliverable to a Subordinated Creditor upon or in respect of the Subordinated Obligations, shall instead be paid over or delivered to the Senior Creditors or their representatives, and such Subordinated Creditor shall not receive any such payment or distribution or any benefit therefrom unless and until the Senior Obligations shall have been fully paid and satisfied.

2.2 Power of Attorney; Agreement to Cooperate. Each of the Subordinated Creditors hereby agrees, upon the occurrence of an Event of Default, to duly and promptly take such action as may be requested at any time and from time to time by the Senior Creditors, to file appropriate proofs of claim in respect of the Subordinated Obligations, and to execute and deliver such powers of attorney, assignment of proofs of claim or other instruments as may be requested by the Senior Creditors in order to enable the Senior Creditors to enforce any and all claims upon or in respect of the Subordinated Obligations and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or in respect of the Subordinated Obligations.

2.3 Payments Received by a Subordinated Creditor. Should any payment or distribution or security or realization of the Collateral, or the proceeds of any thereof, be collected or received by a Subordinated Creditor in respect of the Subordinated Obligations, and such collection or receipt is received in a receivership, insolvency, reorganization or bankruptcy proceeding involving a
Note Issuer or is not expressly permitted hereunder, the Subordinated Creditor will forthwith turn over the same to the Senior Creditors in the form received (except for endorsement or assignment by the Subordinated Creditor when necessary) to be applied to the Senior Obligations and, until so turned over, the same shall be held in trust by the Subordinated Creditor as the property of the Senior Creditors.

2.4 Subrogation. The Subordinated Creditors shall not be subrogated to the rights of the Senior Creditors to receive payments or distributions of assets of the Note Issuers for the Senior Obligations.

2.5 Application of Payments Among Senior Creditors. Any payment with respect to the Senior Obligations or received by a Senior Creditor pursuant to the terms of this Intercreditor Agreement shall be applied pro rata to the Senior Obligations outstanding under the Revolving Credit Agreement and the Senior Notes based on the aggregate amount of Senior Obligations outstanding under the Revolving Credit Agreement and the Senior Notes, respectively, on the date of such payment, as certified by Administrative Agent and the Trustee, respectively, to the other Senior Creditors.

                                   ARTICLE III

                         Representations and Warranties

3.1 Each of the Subordinated Creditors represents and warrants to the Senior Creditors that:

      (a) Subordinated Obligations. The Subordinated Obligations are payable solely and exclusively to the Subordinated Creditors and to no other person, firm, corporation or other entity, without deduction for any defense, offset or counterclaim.

      (b) Power and Authority; Authorization; No Violation. Each Subordinated Creditor has full power, authority and legal right to execute, deliver and perform this Intercreditor Agreement, and, the execution, delivery and performance of this Intercreditor Agreement have been duly authorized by all necessary action on the part of such Subordinated Creditor, do not require any approval or consent of any holders of any indebtedness or obligations of such Subordinated Creditor and will not violate any provision of law, governmental regulation, order or decree or any provision of any indenture, mortgage, contract or other agreement to which such Subordinated Creditor is party or by which such Subordinated Creditor is bound.

      (c) Consents. No consent, license, approval or authorization of, or registration or declaration with, any governmental instrumentality, domestic or foreign, is required in connection with the execution, delivery and performance by the Subordinated Creditor of this Intercreditor Agreement.

      (d) Binding Obligation. This Intercreditor Agreement constitutes a legal, valid and binding obligation of the Subordinated Creditor enforceable in accordance with its terms.

                                   ARTICLE IV

                  Modification of Senior Obligations; Reliance

4.1 Each of the Subordinated Creditors agrees that, without the necessity of any reservation of rights against such Subordinated Creditor and without notice to or further assent by such Subordinated Creditor, (a) any demand for payment of any Senior Obligation may be made, and the Senior Obligations or the liability of the Borrower or any of its subsidiaries for any part thereof, or any guaranty therefor, or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered, or released and (b) any document or instrument evidencing or governing the terms of the Senior Obligations or guaranties or documents in connection with the Senior Obligations may be amended, modified, supplemented or terminated, in whole or in part, as the applicable Senior Creditor may deem advisable from time to time, in each case all without notice to or further assent by such Subordinated Creditor, which will remain bound under this Intercreditor Agreement, and all without impairing, abridging, releasing or affecting the subordination provided for herein, notwithstanding any such renewal, extension, modification, acceleration, compromise, amendment, supplement, termination, waiver, surrender or release. Each of the Subordinated Creditors waives (i) any and all notice of the creation, modification, renewal, extension or accrual of any of the Senior Obligations and (ii) notice of or proof of reliance on this Intercreditor Agreement and protest, demand for payment and notice of an Event of Default. The Senior Obligations shall conclusively be deemed to have been created, contracted, incurred or continued in reliance upon this Intercreditor Agreement, and all dealings between or among the Note Issuers and the Senior Creditors shall be deemed to have been consummated in reliance upon this Intercreditor Agreement. The Subordinated Creditors acknowledge and agree that the Senior Creditors, the Revolving Credit Lenders and the Noteholders have relied upon the subordination provided for herein in making the Senior Obligations available to the Borrower.

                                    ARTICLE V

              No Transfer of Subordinated Obligations or Collateral

5.1 The Subordinated Creditors will not (a) sell, assign or otherwise transfer, in whole or in part, any Subordinated Obligation or any Collateral held by the Subordinated Creditors or any interest therein to any other person or entity (a "Transferee") other than a Subordinated Creditor or (b) create, incur or suffer to exist any security interest, lien, charge or other encumbrance whatsoever upon the Subordinated Obligations or the Collateral in favor of any Transferee.

                                   ARTICLE VI

                     Joinder of Other Subordinated Creditors

6.1 Any subsidiary of the Borrower that properly elects to be taxed as a real estate investment trust under Section 856 (c) of the Code may become a Subordinated Creditor hereunder by executing and delivering an Intercreditor Joinder Agreement. Upon receipt by the Senior Creditors of an Intercreditor Joinder Agreement from a subsidiary of the Borrower, such subsidiary shall be considered a Subordinated Creditor under the terms of this Intercreditor Agreement.

                                   ARTICLE VII

                                  Miscellaneous

7.1 No Waiver; Cumulative Remedies. No failure or delay on the part of any Senior Creditor, Revolving Credit Lender or Noteholder in exercising any right, power or privilege hereunder or under any Senior Loan Document or any other loan document entered into in connection therewith and no course of dealing between the Subordinated Creditors and any Senior Creditor, Revolving Credit Lender or Noteholder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Senior Loan Document or any other loan document entered into in connection therewith preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies provided herein are cumulative and not exclusive of any rights or remedies which the Senior Creditors, the Revolving Credit Lenders and the Noteholders would otherwise have. No notice to or demand on any Subordinated Creditor in any case shall entitle such Subordinated Creditor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Senior Creditors, the Revolving Credit Lenders and the Noteholders to any other or further action in any circumstances without notice or demand.

7.2 Further Assurances. The Subordinated Creditors agree, upon the request of a Senior Creditor, to promptly take such actions, as reasonably requested, as is necessary to carry out the intent of this Intercreditor Agreement.

7.3 Notices. All notices and other communications with respect to this Intercreditor Agreement shall have been duly given and shall be effective (a) when delivered in writing, (b) when transmitted via telecopy (or other facsimile device) to the number set out below, (c) the business day following the day on which the same has been delivered prepaid (or on an invoice basis) to a reputable national overnight air courier service, or (d) the third business day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address or telecopy numbers set forth below or at such other address as such party may specify by written notice to the other parties hereto.

To Administrative Agent:                  Bank One, NA
                                          131 S. Dearborn Street
                                          Chicago, IL  60670
                                          Attn: Patt Schiewitz
                                          Ph:   (312) 325-3132

                                          Fax:  (312) 325-3122

To the Trustee:                           ______________________________________
                                          ______________________________________
                                          ______________________________________
                                          ______________________________________
                                          Attn: ________________________________
                                          Ph:   ________________________________
                                          Fax:  ________________________________

7.4 Governing Law; Jurisdiction.

      (a) THIS INTERCREDITOR AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Intercreditor Agreement may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Intercreditor Agreement, each party hereto hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of such courts. Each party hereto further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address for notices pursuant to Section 7.3, such service to become effective 20 days after such mailing. Nothing herein shall affect the right of a Senior Creditor to serve process on a Subordinated Creditor in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against a Subordinated Creditor in any other jurisdiction.

      (b) Each party hereto hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Intercreditor Agreement brought in the courts referred to in subsection (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

7.5 Waiver of Jury Trial. EACH OF THE PARTIES TO THIS INTERCREDITOR AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS INTERCREDITOR AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

7.6 Successors and Assigns. This Intercreditor Agreement shall be binding upon and inure to the benefit of the Senior Creditors, the Subordinated Creditors, and their respective successors, transferees and assigns.

7.7 Severability. If any provision of any of this Intercreditor Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

7.8 Counterparts. This Intercreditor Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts by telecopy shall be as effective as an original and shall constitute a representation that an original will be delivered.

7.9 Waivers, Amendments, Etc. This Intercreditor Agreement may not be rescinded or canceled or modified in any way, nor may any provision of this Intercreditor Agreement be waived or changed without the express prior written consent thereto of the Senior Creditors.

7.10 Original Intercreditor Agreement Superseded. This Intercreditor Agreement replaces and supersedes the Intercreditor Agreement dated October 1, 2003.

         IN WITNESS WHEREOF, the parties hereto have caused this Intercreditor Agreement to be executed as of the day and year first above written.

SUBORDINATED CREDITOR:                    ASSET SEVEN CORP.,
                                          an Arizona corporation

                                          By:   ________________________________
                                          Name: ________________________________
                                          Title:________________________________

SUBORDINATED CREDITOR:                    PULTE REALTY CORPORATION, an
                                          Arizona corporation

                                          By:   ________________________________
                                          Name: ________________________________
                                          Title:________________________________

SENIOR CREDITOR:                          BANK ONE, NA,
                                          as Administrative Agent for the
                                          Revolving Credit Lenders

                                          By:   ________________________________
                                          Name: ________________________________
                                          Title:________________________________

SENIOR CREDITOR:                          __________________________________, as
                                          Trustee

                                          By:   ________________________________
                                          Name: ________________________________
                                          Title:________________________________

                                    EXHIBIT A

                     Form of Intercreditor Joinder Agreement

      THIS INTERCREDITOR JOINDER AGREEMENT (the "Agreement"), dated as of __________________________ is entered into among _________________________, (the
"New REIT") and BANK ONE, N.A. and _____________________________________, in
their capacity as Senior Creditors (the "Senior Creditors") under that certain Intercreditor and Subordination Agreement, dated as of September 16, 2004, among ASSET SEVEN CORP., an Arizona corporation, PULTE REALTY CORPORATION, an Arizona corporation, the other Subordinated Creditors party thereto and the Senior Creditors (as the same may be amended, modified, extended or restated from time to time, the "Intercreditor Agreement"). All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Intercreditor Agreement.

      1. The New REIT hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New REIT will be deemed to be a Subordinated Creditor under the Intercreditor Agreement and shall have all of the rights and obligations of a Subordinated Creditor thereunder as if it had executed the Intercreditor Agreement. The New REIT hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Intercreditor Agreement, including without limitation, all of the subordination terms set forth in Article II of the Intercreditor Agreement.

      2. This Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts by telecopy shall be as effective as an original and shall constitute a representation that an original will be delivered.

      3. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      IN WITNESS WHEREOF, the New REIT has caused this Agreement to be duly executed by its authorized officer, as of the day and year first above written.

                                          [NEW REIT]

                                          By:   ________________________________
                                          Name: ________________________________
                                          Title:________________________________

Acknowledged and Accepted

BANK ONE, NA, as Administrative Agent,
in its capacity as a Senior Creditor

By:   ________________________________
Name: ________________________________
Title:________________________________

_____________________________________________, as
Trustee, in its capacity as a Senior Creditor

By:   ________________________________
Name: ________________________________
Title:________________________________

                                 EXHIBIT 2.1(e)

                            COMMITMENT AND ACCEPTANCE

      This Commitment and Acceptance (this "Commitment and Acceptance") dated as of______ , 200_, is entered into among the parties listed on the signature pages hereof. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement (as defined below).

                             PRELIMINARY STATEMENTS

      Reference is made to that certain Amended and Restated Credit Agreement dated as of September 16, 2004, by and among Pulte Homes, Inc., a Michigan corporation (the "Borrower"), Bank One, NA, as Administrative Agent, and the Lenders that are parties thereto (as the same may from time to time be amended, modified, supplemented or restated, in whole or in part and without limitation as to amount, terms, conditions or covenants, the "Credit Agreement").

      Pursuant to Section 2.1(e) of the Credit Agreement, the Borrower has requested an increase in the Revolving Committed Amount from $_______________ to $__________________. Such increase in the Revolving Committed Amount is to become effective on _______________ __, ____ (the "Increase Date") [THIS DATE IS TO BE MUTUALLY AGREED UPON BY THE BORROWER, THE ACCEPTING LENDER AND AGENT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 2.1(e)) OF THE CREDIT AGREEMENT]. In connection with such requested increase in the Revolving Committed Amount, the Borrower, Administrative Agent and _________________ ("Accepting Lender") hereby agree as follows:

      1. ACCEPTING LENDER'S COMMITMENT. Effective as of the Increase Date, [Accepting Lender shall become a party to the Credit Agreement as a Lender, shall have all of the rights and obligations of a Lender thereunder, shall agree to be bound by the terms and provisions thereof and shall thereupon have a Commitment under and for purposes of the Credit Agreement in an amount equal [the Commitment of Accepting Lender under the Credit Agreement shall be increased from $___________________] to the amount set forth opposite Accepting Lender's name on the signature pages hereof.

      2. REPRESENTATIONS AND AGREEMENTS OF ACCEPTING LENDER. [Accepting Lender
(a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Commitment and Acceptance and to consummate the transactions contemplated hereby] and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to become a Lender, (iii) from and after the Increase Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of its Commitment, shall have the obligations of a Lender thereunder,
(iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.1(a) and (b) thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Commitment and Acceptance on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a Non-U.S. Lender, attached to this Commitment and Acceptance is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Accepting Lender; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.*

*If the Accepting Lender is already a party to the Credit Agreement prior to the Increase Date, only the bracketed provision needs to be included.

      3. REPRESENTATION OF BORROWER. The Borrower hereby represents and warrants that, as of the date hereof and as of the Increase Date, (a) no event or condition shall have occurred and then be continuing which constitutes an Event of Default or Default and (b) the representations and warranties of the Borrower contained in the Credit Agreement are true and correct in all material respects (except to the extent any such representation or warranty is stated to relate solely to an earlier date).

      4. ADMINISTRATIVE AGENT'S FEE. On or before the Increase Date, the Borrower shall pay to the Administrative Agent an administrative fee in the amount of $3,500.00.

      5. GOVERNING LAW. This Commitment and Acceptance shall be governed by the internal law, and not the law of conflicts, of the State of Illinois.

      6. NOTICES. For the purpose of notices to be given under the Credit Agreement, the address of Accepting Lender (until notice of a change is delivered) shall be the address set forth in Schedule 1.

      IN WITNESS WHEREOF, the parties hereto have executed this Commitment and Acceptance by their duly authorized officers as of the date first above written.

                                          BORROWER:

                                          PULTE HOMES, INC.

                                          By: ________________________
                                          Name:
                                          Title:

                                          ADMINISTRATIVE AGENT:

                                          BANK ONE, NA, as ADMINISTRATIVE AGENT

                                          By: __________________________
                                          Name:
                                          Title:

COMMITMENT:                               ACCEPTING LENDER:

$_______________________                  [NAME OF ACCEPTING LENDER]

                                          By: ___________________________
                                          Name:  ________________________
                                          Title:  _________________________

                                   SCHEDULE 1
                          TO COMMITMENT AND ACCEPTANCE

1. Attach Accepting Lender's Administrative Information Sheet, which must include its payment instructions and notice address.

                                 EXHIBIT 2.1(f)

                                      NOTE

$______________                                                ___________, 200_

      Pulte Homes, Inc., a Michigan corporation (the "Borrower"), promises to pay to the order of ____________________________________ (the "Lender") the
lesser of the principal sum of ______________________________ Dollars ($_____________) or the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to Section 2 of the Agreement (as hereinafter defined), in immediately available funds at the main office of Bank One, NA in Chicago, Illinois, as Administrative Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Loans in full on the Maturity Date.

      The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

      This Note is one of the Revolving Notes issued pursuant to, and is entitled to the benefits of, the Amended and Restated Credit Agreement dated as of September __, 2004 (which, as it may be amended or modified and in effect from time to time, is herein called the "Agreement"), among the Borrower, the lenders party thereto, including the Lender, and Bank One, NA, as Administrative Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein have the meanings attributed to them in the Agreement.

                                          PULTE HOMES, INC.

                                          By:___________________________________

                                          Name: ______________________________

                                          Title: _______________________________

                   SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                                       TO
                            NOTE OF PULTE HOMES, INC.
                           DATED _______________, 200_

Principal         Maturity          Principal
Amount of        of Interest          Amount           Unpaid
  Loan             Period              Paid           Balance
---------        -----------        ---------         -------

                                 EXHIBIT 2.2(e)

                                 SWINGLINE NOTE

$50,000,000.00                                                September __, 2004

      Pulte Homes, Inc., a Michigan corporation (the "Borrower") promises to pay to the order of Bank One, NA (the "Swingline Lender") the lesser of the principal sum of Fifty Million and no/100 Dollars ($50,000,000.00) or the aggregate unpaid principal amount of all Swingline Loans made by the Swingline Lender to the Borrower pursuant to the Agreement (as hereinafter defined) in immediately available funds at the main office of Bank One, NA, in Chicago, Illinois, as Administrative Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on all Swingline Loans in full, if not sooner due and payable under the Agreement, on the Maturity Date.

      This Note is the Swingline Note issued pursuant to, and is entitled to the benefits of, the Amended and Restated Credit Agreement, dated as of September __, 2004 (which as it may be amended or modified and in effect from time to time is herein called the "Agreement") among the Borrower, the lenders party thereto (including the Swingline Lender) and Bank One, NA, as Administrative Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

                                          PULTE HOMES, INC.

                                          By: __________________________________
                                          Name:
                                          Title:

                                 EXHIBIT 7.1(c)

                          FORM OF OFFICER'S CERTIFICATE

TO: BANK ONE, NA, as Administrative Agent

RE: Credit Agreement dated as of September __, 2004 among PULTE HOMES, INC., a Michigan corporation (the "Borrower"), the Lenders identified therein, Bank One, NA as Administrative Agent (the "Administrative Agent")(as the same may be amended, modified, extended or restated from time to time, the "Credit Agreement")

DATE :

_________________________________________________________

      Pursuant to the terms of the Credit Agreement, I, Bruce E. Robinson, Vice President and Treasurer of the Borrower, hereby certify on behalf of the Credit Parties that, as of the fiscal quarter/year ending _________ ____, 200__, the statements below are accurate and complete in all material respects (all capitalized terms used herein unless otherwise defined shall have the meanings set forth in the Credit Agreement):

            a. Attached hereto as Schedule 1 are calculations (calculated as of the date of the financial statements referred to in paragraph c. below) demonstrating compliance by the Credit Parties with the financial covenants contained in Section 7.2 of the Credit Agreement.

            b. No Default or Event of Default exists under the Credit Agreement.

            c. The quarterly/annual financial statements for the fiscal quarter/year ended _________ ___, 200__ which accompany this certificate are true and correct and have been prepared in accordance with GAAP (in the case of any quarterly financial statements, subject to changes resulting from audit and normal year-end audit adjustments).

                                          PULTE HOMES, INC.
                                          a Michigan corporation

                                          By: __________________________________
                                          Name:     Bruce E. Robinson
                                          Title: Vice President and Treasurer

                                 EXHIBIT 11.3(b)

                              ASSIGNMENT AGREEMENT

            This Assignment and Assumption (the "Assignment and Assumption") is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the "Assignor") and [Insert name of Assignee] (the "Assignee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the "Credit Agreement"), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

            For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor's rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor (including any letters of credit, guarantees, and swingline loans included therein) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the "Assigned Interest"). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.    Assignor: ______________________________

2.    Assignee: ______________________________
                [and is an Affiliate/Approved Fund of [identify Lender](1)]

3.    Borrower(s): ______________________________

4. Administrative Agent: ______________________, as the administrative agent under the Credit Agreement

____________

(1) Select as applicable.

5.    Credit Agreement: [The [amount] Credit Agreement dated as of _______ among
                        [name of Borrower(s)], the Lenders parties thereto, [name of Administrative Agent], as Administrative Agent, and the other agents parties thereto]

6.    Assigned Interest:

        Aggregate Amount of             Amount of Commitment/Loans          Percentage Assigned of
 Commitment/Loans for all Lenders                Assigned                     Commitment/Loans(2)
--------------------------------------------------------------------------------------------------
$                                       $                                                    %
--------------------------------------------------------------------------------------------------
$                                       $                                                    %
--------------------------------------------------------------------------------------------------
$                                       $                                                    %
--------------------------------------------------------------------------------------------------

Effective Date: _____________ ___, 20___ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

                                          ASSIGNOR

                                          [NAME OF ASSIGNOR]

                                          By:______________________________
                                             Title:

                                          ASSIGNEE

                                          [NAME OF ASSIGNEE]

                                          By:______________________________
                                             Title:

------------

(2) Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

[Consented to and](3) Accepted:

[NAME OF ADMINISTRATIVE AGENT], as
  Administrative Agent

By_________________________________
  Title:

[Consented to:](4)

[NAME OF RELEVANT PARTY]

By________________________________
  Title:

-------------

(3) To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.

(4) To be added only if the consent of the Borrower and/or other parties is required by the terms of the Credit Agreement.

                                                                         ANNEX 1

                            [__________________](5)

                        STANDARD TERMS AND CONDITIONS FOR
                            ASSIGNMENT AND ASSUMPTION

            1. Representations and Warranties.

            1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and
(iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document.

            1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder,
(iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.1(a) and (b) thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a Non-U.S. Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its

------------

(5) Describe Credit Agreement at option of Administrative Agent.

own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

            2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

            3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of Illinois.

                                                                 EXHIBIT 10.1(a)

                    Existing LC's under Pulte Home Inc.                  Page: 1

PULTE HOMES INC. EXISTING LETTERS OF CREDIT
                                 As of 09/16/04

EXISTING LETTERS OF CREDIT

BANK ONE L/C'S             LETTER OF CREDIT NO.      OUTSTANDINGS    EXPIRATION DATE      PURPOSE*
----------------------------------------------------------------------------------------------------
BANK ONE                        SLT335979           $ 1,901,784.14     11/01/2004      Insur-Related

BANK ONE                        SLT335980           $ 2,569,872.07     11/01/2004        Financial

BANK ONE                        SLT751439           $   968,775.00     10/07/2004      Insur-Related

BANK ONE                        SLT751440           $   895,908.25     12/31/2004       Performance

BANK ONE                        SLT751442           $   678,100.00     10/15/2005       Performance

BANK ONE                        SLT751443           $    73,200.00     10/15/2005       Performance

BANK ONE                        SLT343879           $   417,609.00     11/26/2004       Performance

BANK ONE                        SLT343880           $   109,800.00     10/30/2005       Performance

BANK ONE                        SLT343881           $ 3,275,500.00     10/30/2005       Performance

BANK ONE                        SLT751453           $    11,226.00     11/03/2004       Performance

BANK ONE                        SLT751454           $    30,327.00     11/03/2004       Performance

BANK ONE                        SLT751462           $    45,400.00     10/31/2005       Performance

BANK ONE                        SLT751463           $    23,075.00     10/31/2005       Performance

BANK ONE                        SLT751464           $   423,662.00     11/18/2005       Performance

BANK ONE                        SLT751466           $10,787,009.32     02/10/2005        Financial

BANK ONE                        SLT751475           $   348,000.00     11/24/2004       Performance

BANK ONE                        SLT751480           $ 2,217,709.00     12/01/2004        Insurance

BANK ONE                        SLT751486           $ 3,093,239.00     12/03/2004       Performance

BANK ONE                        SLT751491           $   129,062.43     06/30/2005        Financial

BANK ONE                        SLT346767           $   576,682.00     02/25/2005        Financial

BANK ONE                        SLT751499           $    60,740.61     01/21/2005       Performance

BANK ONE                        SLT751501           $   516,775.45     01/20/2006       Performance

BANK ONE                        SLT751502           $ 1,443,778.89     01/20/2006       Performance

                    Existing LC's under Pulte Home Inc.                  Page: 2

BANK ONE                        SLT751503           $   497,204.06     01/20/2006       Performance

BANK ONE                        SLT751509           $    50,000.00     01/28/2005       Performance

BANK ONE                        SLT751510           $     3,450.00     01/05/2005       Performance

BANK ONE                        SLT751512           $    50,000.00     02/04/2005       Performance

BANK ONE                        SLT751514           $   131,875.00     02/04/2006        Financial

BANK ONE                        SLT751523           $   619,218.75     02/16/2006       Performance

BANK ONE                        SLT751524           $    24,150.00     01/26/2005        Financial

BANK ONE                        SLT751525           $   100,000.00     02/10/2005        Financial

BANK ONE                        SLT751529           $   500,000.00     09/13/2005        Financial

BANK ONE                        SLT430028           $ 3,456,945.80     05/01/2005       Performance

BANK ONE                        SLT430033           $ 1,365,822.80     05/03/2005       Performance

BANK ONE                        SLT430035           $ 1,890,125.81     05/03/2005       Performance

BANK ONE                        SLT430134           $   433,119.00     04/06/2005       Performance

BANK ONE                        SLT430183           $ 1,818,339.58     04/19/2005       Performance

BANK ONE                        SLT430184           $   525,613.78     04/19/2005       Performance

BANK ONE                        SLT430051           $   200,483.00     04/07/2005       Performance

BANK ONE                        SLT430216           $   195,907.80     05/01/2006       Performance

BANK ONE                        SLT430234           $    14,115.00     05/30/2005       Performance

BANK ONE                        SLT430235           $   689,282.00     05/30/2005       Performance

BANK ONE                        SLT430333           $ 1,000,000.00     07/01/2005        Financial

BANK ONE                        SLT430334           $   286,000.00     07/01/2005       Performance

BANK ONE                        SLT430339           $   352,700.00     07/31/2006       Performance

BANK ONE                        SLT430344           $   462,318.00     07/07/2005       Performance

BANK ONE                        SLT430358           $   900,703.00     07/08/2006       Performance

BANK ONE                        SLT430398           $   776,637.80     07/30/2005       Performance

BANK ONE                        SLT430399           $   219,395.63     07/28/2005       Performance

BANK ONE                        SLT430400           $   406,904.88     07/28/2005       Performance

BANK ONE                        SLT430401           $   506,065.63     07/28/2005       Performance

BANK ONE                        SLT430402           $ 4,103,377.50     07/28/2005       Performance

                          Existing LC's under Pulte Home Inc.            Page: 3

BANK ONE                        SLT430403           $1,061,906.25      07/28/2005       Performance

BANK ONE                        SLT430404           $1,146,525.00      07/28/2005       Performance

BANK ONE                        SLT430405           $  415,816.25      07/28/2005       Performance

BANK ONE                        SLT430406           $   92,900.00      07/28/2005       Performance

BANK ONE                        SLT430407           $   89,375.00      07/28/2005       Performance

BANK ONE                        SLT430429           $2,000,000.00      08/09/2005       Performance

BANK ONE                        SLT430432           $  332,000.00      08/09/2005       Performance

BANK ONE                        SLT430526           $9,665,592.00      09/14/2005       Performance

BANK ONE                        SLT430528           $8,090,134.00      09/14/2005       Performance

                                                    -------------
                              TOTAL BANK ONE        75,071,238.48
                                                    =============

COMERICA L/C'S             LETTER OF CREDIT NO.      OUTSTANDINGS    EXPIRATION DATE       PURPOSE*
----------------------------------------------------------------------------------------------------
COMERICA                          506007            $   418,000.00     06/08/2005        Performance

COMERICA                          506008            $   332,000.00     06/08/2005        Performance

COMERICA                          506009            $   373,000.00     06/08/2005        Performance

COMERICA                          506010            $   534,000.00     06/08/2005        Performance

COMERICA                          506012            $    10,000.00     04/14/2005        Performance

COMERICA                          506021            $    50,000.00     04/26/2005        Performance

COMERICA                          506022            $   942,864.00     04/26/2005        Performance

COMERICA                          506023            $     9,843.00     04/26/2005        Performance

COMERICA                          506026            $    31,200.00     04/26/2005        Performance

COMERICA                          506027            $   103,445.00     04/26/2005        Performance

COMERICA                          506031            $   200,000.00     11/01/2005        Performance

COMERICA                          506054            $   653,507.04     07/30/2005        Performance

COMERICA                          506057            $ 1,716,873.00     08/31/2005        Performance

COMERICA                          506064            $   543,334.50     12/28/2005        Performance

COMERICA                          511074            $ 4,666,343.00     02/15/2005         Financial

COMERICA                          511395            $14,121,636.00     05/01/2005         Financial

COMERICA                          526021            $   500,000.00     11/01/2004         Financial

                      Existing LC's under Pulte Home Inc.                Page: 4

COMERICA                          535729            $    32,000.00     10/29/2004        Performance

COMERICA                          547625            $    25,000.00     09/15/2005        Performance

COMERICA                          547694            $   112,500.00     09/30/2005        Performance

COMERICA                          575196            $ 1,722,995.00     06/25/2005        Performance

COMERICA                          576583            $    20,000.00     08/20/2005        Performance

COMERICA                          578243            $     3,935.00     11/03/2004        Performance

COMERICA                          578650            $   131,330.00     11/01/2004        Performance

COMERICA                          580674            $   602,054.00     02/06/2005        Performance

COMERICA                          582013            $   102,000.00     04/02/2005        Performance

COMERICA                          582374            $    37,500.00     04/16/2005        Performance

COMERICA                          583037            $ 1,223,964.00     05/17/2005        Performance

COMERICA                          583164            $     2,500.00     05/21/2005        Performance

COMERICA                          585451            $     3,750.00     08/31/2005        Performance

COMERICA                          585452            $    56,038.00     08/31/2005        Performance

COMERICA                          585455            $   174,400.00     08/31/2005        Performance

COMERICA                          585456            $   228,047.00     08/31/2005        Performance

COMERICA                          585457            $   174,067.00     08/31/2005        Performance

COMERICA                          585460            $   496,555.00     08/31/2005        Performance

COMERICA                          585564            $    65,000.00     08/31/2005        Performance

COMERICA                          585735            $    50,000.00     09/10/2005        Performance

COMERICA                        545620-01           $ 3,686,739.00     05/15/2005        Performance

COMERICA                          586012            $   134,000.00     09/20/2005        Performance

COMERICA                          586013            $   200,000.00     09/20/2005        Performance

COMERICA                          586108            $   156,225.00     09/25/2004        Performance

COMERICA                          586109            $   483,609.00     09/23/2004        Performance

COMERICA                          586125            $    33,800.00     09/24/2004        Performance

COMERICA                          586190            $    22,500.00     09/25/2004        Performance

                    Existing LC's under Pulte Home Inc.                  Page: 5

COMERICA                          586740            $1,000,000.00      10/19/2005        Performance

COMERICA                          586779            $   34,625.00      10/22/2004        Performance

COMERICA                          587081            $  251,650.00      11/04/2005        Performance

COMERICA                          587281            $   95,000.00      11/30/2005        Performance

COMERICA                          587522            $2,490,000.00      11/23/2004        Performance

COMERICA                          587538            $2,516,000.00      11/23/2004        Performance

COMERICA                          587595            $  250,000.00      11/30/2005        Performance

COMERICA                          587662            $  650,000.00      11/03/2004        Performance

COMERICA                          588364            $  139,006.00      12/30/2004        Performamce

COMERICA                          588365            $  131,443.00      12/30/2004        Performance

COMERICA                          588779            $   28,390.00      01/17/2005        Performance

COMERICA                          589432            $   10,950.00      02/14/2005        Performance

COMERICA                          590118            $   61,330.68      03/14/2005        Performance

COMERICA                          590454            $   89,832.40      03/22/2005        Performance

COMERICA                          590587            $  174,000.00      03/28/2005        Performance

COMERICA                          590744            $   83,744.00      03/31/2005        Performance

COMERICA                          590745            $   56,838.00      03/31/2005        Performance

COMERICA                          590947            $  416,784.50      04/07/2005        Performance

COMERICA                          591288            $  579,600.00      04/19/2005        Performance

COMERICA                          591651            $1,800,000.00      10/28/2005        Performance

COMERICA                          591652            $  171,800.00      10/28/2005        Performance

COMERICA                          592032            $   64,500.00      05/19/2006        Performance

COMERICA                          592040            $1,800,000.00      05/19/2005        Performance

COMERICA                          592188            $   60,600.00      06/06/2005        Performance

COMERICA                          592189            $  606,000.00      06/06/2005        Performance

COMERICA                          592414            $   37,500.00      05/26/2006        Performance

                 Existing LC's under Pulte Home Inc.                     Page: 6

COMERICA                          592563            $ 1,000,000.00     06/07/2005         Financial

COMERICA                        592626-04           $    13,500.00     06/07/2005         Financial

COMERICA                        592838-04           $ 1,062,953.00     06/15/2005         Financial

COMERICA                        592951-04           $   181,250.00     06/20/2005        Performance

COMERICA                          593263            $   214,807.00     06/30/2005        Performance

COMERICA                          593245            $    60,750.00     06/29/2005        Performance

COMERICA                          593242            $    16,500.00     06/29/2005        Performance

COMERICA                          593241            $    15,000.00     06/29/2005        Performance

COMERICA                          593631            $   193,000.00     07/14/2005        Performance

COMERICA                          593632            $    22,500.00     07/14/2006        Performance

COMERICA                          594130            $   101,000.00     07/29/2005        Performance

COMERICA                          594131            $     5,000.00     07/29/2005        Performance

COMERICA                          594133            $   434,700.00     07/29/2005        Performance

COMERICA                          594218            $   947,292.00     08/05/2005        Performance

COMERICA                          594423            $ 3,306,500.00     08/11/2005        Performance

COMERICA                          594424            $   587,400.00     08/11/2005        Performance

COMERICA                          594782            $     9,750.00     08/11/2005        Performance

COMERICA                          595058            $ 2,045,577.00     08/11/2005        Performance
                                                    --------------
                              TOTAL COMERICA        $59,003,626.12
                                                    ==============

COMPASS L/C'S              LETTER OF CREDIT NO.      OUTSTANDINGS    EXPIRATION DATE      PURPOSE*
----------------------------------------------------------------------------------------------------
COMPASS BANK                      25559             $  109,500.00      03/06/2005        Performance

COMPASS BANK                      25560             $  564,427.70      03/06/2005        Performance

COMPASS BANK                      25561             $  364,416.00      03/06/2005        Performance

COMPASS BANK                      26163             $  382,050.00      07/07/2005        Performance
                                                    -------------
                            TOTAL COMPASS BANK      $1,420,393.70
                                                    =============

                   Existing LC's under Pulte Home Inc.                   Page: 7

PNC L/C'S                  LETTER OF CREDIT NO.      OUTSTANDINGS    EXPIRATION DATE     PURPOSE*
----------------------------------------------------------------------------------------------------
PNC                               257306            $   271,205.00   05/05/2005        Performance

PNC                               257965            $   705,812.00   05/26/2005        Performance

PNC                               257966            $ 1,557,907.00   06/03/2005        Performance

PNC                               258087            $    20,752.05   06/04/2005        Performance

PNC                               260987            $ 2,170,834.27   09/29/2005        Performance

PNC                             S261774NJY          $   344,137.73   12/28/2004        Performance

PNC                             S261777NJY          $   139,951.50   08/18/2005        Performance

PNC                             S261780NJY          $   201,988.69   08/18/2005        Performance

PNC                             S261781NJY          $    70,791.61   08/18/2005        Performance

PNC                             S262359NJY          $   218,010.00   11/20/2004        Performance

PNC                               265560            $ 7,343,580.00   04/08/2005        Performance

PNC                               265687            $   503,401.09   04/15/2005        Performance

PNC                               265688            $ 2,067,124.50   04/15/2005        Performance

PNC                               265689            $ 1,863,123.38   04/15/2005        Performance

PNC                               265811            $   820,282.87   03/12/2005        Performance

PNC                              18100346           $    22,240.07   07/30/2007        Performance

PNC                              18100347           $ 1,294,959.45   07/26/2005        Performance

PNC                              5069900            $ 5,755,200.00   09/02/2005        Performance

PNC                               507990            $   590,863.20   09/02/2005        Performance
                                                    --------------
                              TOTAL PNC BANK        $25,962,164.41
                                                    ==============

STANDARD FEDERAL L/C'S     LETTER OF CREDIT NO.      OUTSTANDINGS    EXPIRATION DATE      PURPOSE*
----------------------------------------------------------------------------------------------------
STANDARD FEDERAL                  450065            $726,700.00        04/12/2005        Performance

STANDARD FEDERAL                  450118            $ 79,750.00        02/10/2005        Performance

STANDARD FEDERAL                  450160            $130,000.00        10/01/2004        Performance

STANDARD FEDERAL                  450169            $  5,000.00        05/17/2005        Performance

STANDARD FEDERAL                  450171            $ 10,710.00        06/03/2005        Performance

STANDARD FEDERAL                  450172            $250,000.00        10/13/2004        Performance

STANDARD FEDERAL                  450173            $ 35,071.50        06/03/2005        Performance

STANDARD FEDERAL                  450174            $ 20,000.00        06/23/2005        Performance

                  Existing LC's under Pulte Home Inc.                    Page: 8

STANDARD FEDERAL                  450176            $  128,975.00      10/13/2004        Performance

STANDARD FEDERAL                  450183            $   18,225.00      06/03/2005        Performance

STANDARD FEDERAL                  450191            $   99,525.00      06/03/2005        Performance

STANDARD FEDERAL                  450193            $   90,000.00      06/18/2005        Performance

STANDARD FEDERAL                  450237            $  655,000.00      05/01/2005        Performance

STANDARD FEDERAL                  450238            $  551,000.00      05/01/2005        Performance

STANDARD FEDERAL                  450263            $    5,590.00      06/30/2005        Performance

STANDARD FEDERAL                  450266            $  954,229.00      06/30/2005        Performance

STANDARD FEDERAL                  450348            $2,132,000.00      07/16/2005        Performance

STANDARD FEDERAL                  450399            $   28,950.00      06/21/2005        Performance

STANDARD FEDERAL                  451588            $  219,667.00      05/15/2005        Performance

STANDARD FEDERAL                  451596            $1,290,764.00      05/15/2005        Performance

STANDARD FEDERAL                  451916            $  460,000.00      10/15/2005        Performance

STANDARD FEDERAL                  451917            $  287,641.00      10/15/2004        Performance

STANDARD FEDERAL                  452121            $1,935,217.90      01/20/2005        Performance

STANDARD FEDERAL                  452137            $1,572,000.00      01/28/2005         Financial

STANDARD FEDERAL                  452444            $  753,795.00      06/11/2005        Performance

STANDARD FEDERAL                 S452871            $  100,000.00      12/12/2004        Performance

STANDARD FEDERAL                  452922            $  833,000.00      02/04/2005        Performance

STANDARD FEDERAL                  452927            $  935,646.00      01/23/2006        Performance

STANDARD FEDERAL                  453095            $1,060,500.00      04/19/2005        Performance

STANDARD FEDERAL                  453120            $3,000,000.00      05/08/2005        Performance

               Existing LC's under Pulte Home Inc.                       Page: 9

STANDARD FEDERAL                  453245            $   336,700.00     06/15/2005         Financial

STANDARD FEDERAL                  453271            $ 5,483,750.00     06/24/2005        Performance

STANDARD FEDERAL                 S453293            $ 1,654,500.00     06/25/2005        Performance

STANDARD FEDERAL                 S453483            $   179,500.00     11/11/2004        Performance

STANDARD FEDERAL                 S453594            $ 5,116,558.43     09/12/2005        Performance
                                                    --------------
                          TOTAL STANDARD FEDERAL    $31,139,964.83
                                                    ==============

BANK OF AMERICA L/C'S      LETTER OF CREDIT NO.       OUTSTANDINGS   EXPIRATION DATE      PURPOSE*
----------------------------------------------------------------------------------------------------
Bank of America                  3019835               $285,060.00     03/15/2005        Performance

                          TOTAL BANK OF AMERICA        $285,060.00

SUNTRUST L/C'S             LETTER OF CREDIT NO.       OUTSTANDINGS   EXPIRATION DATE      PURPOSE*
----------------------------------------------------------------------------------------------------
SUN TRUST                        F502818            $   315,251.00      01/03/2005        Financial

SUN TRUST                        F503490            $   210,000.00      09/20/2004        Financial

SUN TRUST                         600223            $    94,331.80      04/04/2005       Performance

SUN TRUST                         600224            $    87,581.60      04/04/2005       Performance

SUN TRUST                         600423            $     8,000.00      05/27/2005       Performance

SUN TRUST                         600431            $    67,338.00      06/11/2005       Performance

SUN TRUST                         600432            $    83,252.00      06/11/2005       Performance

SUN TRUST                         600441            $    21,500.00      12/18/2004       Performance

SUN TRUST                         600443            $    94,438.69      12/18/2004       Performance

SUN TRUST                         600463            $    11,000.00      10/30/2005       Performance

SUN TRUST                         600502            $     3,188.00      08/20/2005       Performance

SUN TRUST                         600552            $     3,000.00      09/21/2004       Performance

SUN TRUST                         600554            $     9,600.00      12/14/2004       Performance

SUN TRUST                         600588            $     3,800.00      10/28/2004       Performance

SUN TRUST                         600622            $     1,000.00      12/08/2004       Performance

                 Existing LC's under Pulte Home Inc.                    Page: 10

SUN TRUST                         600674            $    7,442.21       01/24/2005       Performance

SUN TRUST                         600705            $  457,620.48       09/21/2004       Performance

SUN TRUST                         600815            $  603,429.83       02/26/2005       Performance

SUN TRUST                         600923            $   98,643.00       02/10/2005       Performance

SUN TRUST                         600993            $   31,000.00       05/16/2005       Performance

SUN TRUST                         601009            $   40,000.00       06/02/2005       Performance

SUN TRUST                         601028            $   80,922.00       06/23/2005       Performance

SUN TRUST                         601030            $  250,000.00       08/01/2005       Performance

SUN TRUST                         601032            $   24,943.00       06/30/2005       Performance

SUN TRUST                         601033            $  230,616.00       06/30/2005       Performance

SUN TRUST                         601034            $  105,885.00       06/30/2005       Performance

SUN TRUST                         601119            $   80,000.00       09/22/2005       Performance

SUN TRUST                         601278            $  195,442.04       11/08/2004       Performance

SUN TRUST                         601329            $  683,267.84       06/21/2005       Performance

SUN TRUST                         601404            $  100,000.00       11/15/2004       Performance

SUN TRUST                         601405            $   32,699.00       11/15/2004       Performance

SUN TRUST                         601406            $   95,802.00       11/15/2004       Performance

SUN TRUST                         601430            $   25,000.00       01/18/2005       Performance

SUN TRUST                         601438            $  339,500.00       11/10/2004       Performance

SUN TRUST                         601448            $   65,150.00       01/15/2005       Performance

SUN TRUST                         601481            $  222,400.00       04/03/2005       Performance

SUN TRUST                         601484            $  250,000.00       04/04/2005       Performance

SUN TRUST                         601492            $   86,300.40       04/08/2005       Performance

SUN TRUST                         601524            $  113,147.01       05/15/2005       Performance

SUN TRUST                         601577            $1,168,913.00       12/30/2004       Performance

SUN TRUST                         601578            $   53,438.00       06/25/2005       Performance

SUN TRUST                         601594            $   19,750.00       07/24/2005       Performance

SUN TRUST                         601601            $  918,778.96       08/12/2004       Performance

                 Existing LC's under Pulte Home Inc.                    Page: 11

SUN TRUST                         601603            $   58,607.00       02/08/2005       Performance

SUN TRUST                         601619            $   31,964.00       09/03/2005       Performance

SUN TRUST                         601620            $    8,100.00       09/01/2004       Performance

SUN TRUST                         601628            $  664,479.00       09/20/2004       Performance

SUN TRUST                         601636            $   30,000.00       10/01/2005       Performance

SUN TRUST                         601640            $1,162,524.00       10/02/2005       Performance

SUN TRUST                         601642            $  204,956.25       10/07/2005       Performance

SUN TRUST                         601643            $   10,000.00       10/08/2004       Performance

SUN TRUST                         601650            $  336,464.27       10/16/2005       Performance

SUN TRUST                         601655            $  167,354.90       10/16/2005       Performance

SUN TRUST                         841302            $  148,502.10       06/01/2005        Financial

SUN TRUST                         841367            $  100,000.00       10/01/2004        Financial

SUN TRUST                         841588            $1,570,228.00       07/01/2005        Financial

SUN TRUST                         841664            $  303,381.25       07/29/2005        Financial

SUN TRUST                         841924            $  465,670.00       09/17/2004        Financial

SUN TRUST                         841926            $  407,000.00       09/17/2004        Financial

SUN TRUST                        F840747            $  862,707.00       09/30/2004        Financial

SUN TRUST                        F842180            $   50,000.00       11/17/2004        Financial

SUN TRUST                        F842221            $  250,000.00       12/31/2004        Financial

SUN TRUST                        F842271            $  200,000.00       12/01/2004        Financial

SUN TRUST                        F842282            $1,000,000.00       02/28/2006        Financial

SUN TRUST                        F842510            $  650,000.00       04/01/2006        Financial

SUN TRUST                        F842619            $  375,000.00       01/30/2006        Financial

SUN TRUST                        F842741            $   36,600.00       02/22/2005        Financial

SUN TRUST                        F842792            $  750,000.00       03/26/2005        Financial

SUN TRUST                        F842798            $    1,000.00       02/28/2005        Financial

SUN TRUST                        F842802            $1,250,000.00       10/01/2004        Financial

SUN TRUST                        F842920            $  914,085.00       10/31/2005        Financial

SUN TRUST                        F842954            $1,000,000.00       03/30/2005        Financial

                  Existing LC's under Pulte Home Inc.                   Page: 12

SUN TRUST                        F842973            $  190,000.00       04/01/2005        Financial

SUN TRUST                        F842955            $  685,873.38       03/25/2005        Financial

SUN TRUST                        F843034            $  128,000.00       04/13/2005       Performance

SUN TRUST                        F843093            $   88,875.00       06/30/2007        Financial

SUN TRUST                        F843106            $  300,000.00       04/27/2005        Financial

SUN TRUST                        F843173            $  500,000.00       09/28/2005        Financial

SUN TRUST                        F843189            $   50,000.00       05/19/2005        Financial

SUN TRUST                        F843209            $4,000,000.00       06/01/2006        Financial

SUN TRUST                        P000022            $2,072,251.24       10/25/2005       Performance

SUN TRUST                        P000023            $2,357,953.56       10/25/2005       Performance

SUN TRUST                        P000024            $   62,572.12       10/25/2005       Performance

SUN TRUST                        P000029            $  231,429.29       10/30/2005       Performance

SUN TRUST                        P000030            $  192,954.30       10/30/2005       Performance

SUN TRUST                        P000042            $  990,000.00       10/31/2005       Performance

SUN TRUST                        P000043            $  675,000.00       10/31/2005       Performance

SUN TRUST                        P000109            $  150,000.00       12/02/2004       Performance

SUN TRUST                        P000131            $   71,628.75       12/12/2004       Performance

SUN TRUST                        P000286            $  114,855.30       01/30/2005       Performance

SUN TRUST                        P000369            $  219,743.88       04/09/2005       Performance

SUN TRUST                        P000404            $  761,567.00       03/20/2005       Performance

SUN TRUST                        P000440            $  135,907.00       03/31/2005       Performance

SUN TRUST                        P000442            $  187,705.00       03/31/2005       Performance

SUN TRUST                        P000443            $   87,734.00       03/31/2005       Performance

SUN TRUST                        P000482            $  104,949.38       04/26/2005       Performance

SUN TRUST                        P000483            $   24,844.00       04/23/2005       Performance

SUN TRUST                        P000484            $   31,500.00       04/23/2005       Performance

SUN TRUST                        P000485            $  115,500.00       04/23/2005       Performance

SUN TRUST                        P000537            $  774,743.00       07/17/2005       Performance

               Existing LC's under Pulte Home Inc.                      Page: 13

SUN TRUST                        P000665            $  114,978.16       07/27/2005       Performance

SUN TRUST                        P000682            $   49,345.00       08/05/2005       Performance

SUN TRUST                        P000695            $  700,000.00       08/08/2005       Performance

SUN TRUST                        P000724            $   88,000.00       04/20/2005       Performance

SUN TRUST                        P000731            $   20,000.00       08/31/2005       Performance

SUN TRUST                        P000747            $   18,900.00       03/29/2005       Performance

SUN TRUST                        P000748            $  122,192.91       03/03/2005       Performance

SUN TRUST                        P000754            $    6,000.00       11/15/2004       Performance

SUN TRUST                        P000755            $   10,000.00       11/15/2004       Performance

SUN TRUST                        P000782            $  154,893.75       09/23/2005       Performance

SUN TRUST                        P000783            $    3,900.00       09/22/2004       Performance

SUN TRUST                        P000784            $   80,000.00       09/22/2005       Performance

SUN TRUST                        P000785            $   98,250.00       09/22/2005       Performance

SUN TRUST                        P000801            $    6,140.00       09/23/2004       Performance

SUN TRUST                        P000802            $   76,550.00       09/23/2004       Performance

SUN TRUST                        P000803            $    8,500.00       09/23/2005       Performance

SUN TRUST                        F841974            $  375,000.00       10/01/2005        Financial

SUN TRUST                        F842062            $4,000,000.00       10/20/2004        Financial

SUN TRUST                        F842067            $  400,000.00       10/23/2004        Financial

SUN TRUST                        P000818            $  779,875.50       10/02/2005       Performance

SUN TRUST                        P000820            $  119,125.00       03/29/2005       Performance

SUN TRUST                        P000837            $1,979,771.88       12/01/2004       Performance

SUN TRUST                        P000838            $  738,072.85       12/01/2004       Performance

SUN TRUST                        P000846            $  224,000.00       10/09/2004       Performance

SUN TRUST                        P000847            $  511,370.00       10/09/2005       Performance

SUN TRUST                        P000850            $   44,278.35       06/01/2005       Performance

SUN TRUST                        P000851            $   33,750.00       06/01/2005       Performance

SUN TRUST                        P000858            $   85,105.76       07/20/2005       Performance

SUN TRUST                        P000859            $   39,994.24       01/25/2005       Performance

                   Existing LC's under Pulte Home Inc.                  Page: 14

SUN TRUST                        P000862            $  342,699.31       04/16/2005       Performance

SUN TRUST                        P000863            $  290,945.65       04/16/2005       Performance

SUN TRUST                        P000864            $   83,000.00       10/16/2005       Performance

SUN TRUST                        P000879            $  228,000.00       08/04/2005       Performance

SUN TRUST                        P000880            $   90,918.31       04/24/2005       Performance

SUN TRUST                        P000881            $  102,549.00       11/14/2004       Performance

SUN TRUST                        P000888            $   50,000.00       11/01/2005       Performance

SUN TRUST                        P000895            $   65,713.76       05/03/2005       Performance

SUN TRUST                        P000896            $  119,941.78       05/03/2005       Performance

SUN TRUST                        P000897            $    3,565.00       05/03/2005       Performance

SUN TRUST                        P000898            $   16,549.00       05/03/2005       Performance

SUN TRUST                        P000905            $  162,000.00       11/10/2005       Performance

SUN TRUST                        P000909            $  303,658.65       05/06/2005       Performance

SUN TRUST                        P000910            $   59,767.80       05/06/2005       Performance

SUN TRUST                        P000920            $  159,494.00       05/12/2005       Performance

SUN TRUST                        P000925            $   29,000.00       05/12/2005       Performance

SUN TRUST                        P000933            $  480,000.00       11/15/2004       Performance

SUN TRUST                        P000941            $  471,850.31       12/07/2005       Performance

SUN TRUST                        P000949            $  152,051.00       11/30/2004       Performance

SUN TRUST                        P000959            $   50,000.00       11/30/2004       Performance

SUN TRUST                        P000987            $1,252,476.00       12/10/2005       Performance

SUN TRUST                        P000988            $  205,426.38       12/10/2005       Performance

SUN TRUST                        P000993            $   32,250.00       01/30/2005       Performance

SUN TRUST                        P001011            $  261,463.95       12/22/2004       Performance

SUN TRUST                        P001013            $   42,900.00       12/30/2004       Performance

SUN TRUST                        P001017            $   31,358.83       06/30/2005       Performance

SUN TRUST                        P001024            $  301,500.00       01/15/2006       Performance

SUN TRUST                        P001038            $  130,168.00       01/14/2005       Performance

                      Existing LC's under Pulte Home Inc.               Page: 15

SUN TRUST                        P001045            $   16,011.50       01/12/2005       Performance

SUN TRUST                        P001128            $  110,640.00       03/01/2005       Performance

SUN TRUST                        P001136            $   40,053.00       03/15/2005       Performance

SUN TRUST                        P001137            $  267,850.00       03/15/2005       Performance

SUN TRUST                        P001138            $  558,338.00       03/15/2005       Performance

SUN TRUST                        P001139            $  323,576.00       03/15/2005       Performance

SUN TRUST                        P001141            $  367,500.00       03/15/2005       Performance

SUN TRUST                        P001151            $   25,000.00       03/11/2005       Performance

SUN TRUST                        P001154            $  307,813.60       09/10/2005       Performance

SUN TRUST                        P001207            $    7,800.00       04/10/2006       Performance

SUN TRUST                        P001219            $  102,300.00       04/13/2005       Performance

SUN TRUST                        P001220            $  100,218.00       04/13/2005       Performance

SUN TRUST                        P001226            $  304,618.80       05/27/2005       Performance

SUN TRUST                        P001245            $  143,678.05       10/22/2005       Performance

SUN TRUST                        P001264            $  563,600.00       05/06/2005       Performance

SUN TRUST                        P001265            $   16,000.00       05/06/2005       Performance

SUN TRUST                        P001277            $   76,349.00       05/15/2005       Performance

SUN TRUST                        P001285            $1,963,323.72       09/25/2008       Performance

SUN TRUST                        P001286            $   93,881.95       09/25/2008       Performance

SUN TRUST                        P001288            $  364,058.35       09/25/2008       Performance

SUN TRUST                        P001289            $1,594,167.01       09/25/2008       Performance

SUN TRUST                        P001290            $  818,034.10       09/25/2008       Performance

SUN TRUST                        F843258            $   70,800.00       06/18/2005        Financial

SUN TRUST                        P001306            $  968,824.06       06/18/2005       Performance

SUN TRUST                        F843288            $  100,000.00       06/04/2006        Financial

SUN TRUST                        P001316            $   70,000.00       06/07/2006       performance

SUN TRUST                        P001322            $   64,000.00       06/11/2005       performance

SUN TRUST                        P001321            $  146,000.00       06/11/2005       Performance

                      Existing LC's under Pulte Home Inc.               Page: 16

SUN TRUST                        P001336            $ 2,650,000.00      06/30/2006       Performance

SUN TRUST                        P001337            $   478,500.00      12/07/2005       Performance

SUN TRUST                        F843303            $   960,700.00      06/11/2005        Financial

SUN TRUST                        F843404            $10,000,000.00      06/30/2005        Financial

SUN TRUST                        F843409            $ 3,870,000.00      07/31/2007        Financial

SUN TRUST                        F843477            $ 3,800,000.00      07/19/2005        Financial

SUN TRUST                        F843479            $ 2,000,000.00      07/19/2005        Financial

SUN TRUST                        F843493            $ 1,300,000.00      07/20/2005        Financial

SUN TRUST                        F843494            $   185,000.00      07/20/2005        Financial

SUN TRUST                        F843518            $ 1,585,656.00      07/29/2005        Financial

SUN TRUST                        F843519            $   697,395.00      07/29/2005        Financial

SUN TRUST                        F843584            $   250,000.00      08/12/2005        Financial

SUN TRUST                        F843609            $   276,500.00      08/15/2005        Financial

SUN TRUST                        F843620            $   168,990.00      08/18/2005        Financial

SUN TRUST                        F843621            $   250,000.00      08/22/2005        Financial

SUN TRUST                        P843631            $   400,000.00      08/18/2006       Performance

SUN TRUST                        F843651            $ 1,009,985.00      08/23/2006        Financial

SUN TRUST                        F843654            $    59,832.00      08/23/2006        Financial

SUN TRUST                        F843655            $   397,875.00      08/23/2006        Financial

SUN TRUST                        F843681            $   250,000.00      08/30/2007        Financial

SUN TRUST                        F843691            $   558,000.00      09/30/2007        Financial

SUN TRUST                        P001374            $   315,962.00      07/30/2005       Performance

SUN TRUST                        P001397            $    69,370.00      07/30/2005       Performance

SUN TRUST                        P001398            $   302,332.00      01/21/2006       Performance

SUN TRUST                        P001404            $   241,141.00      06/30/2006       Performance

SUN TRUST                        P001413            $ 1,370,586.00      07/29/2005       Performance

SUN TRUST                        P001414            $   602,804.00      07/29/2005       Performance

SUN TRUST                        P001420            $    23,300.00      08/05/2005       Performance

SUN TRUST                        P001421            $    15,500.00      07/30/2006       Performance

                      Existing LC's under Pulte Home Inc.               Page: 17

SUN TRUST                        P001443            $    760,000.00     08/11/2005       Performance

SUN TRUST                        P001454            $  4,422,855.00     08/15/2005       Performance

SUN TRUST                        P001457            $    442,489.78     08/15/2005       Performance

SUN TRUST                        P001458            $    162,223.60     08/15/2005       Performance

SUN TRUST                        P001459            $     38,825.00     09/11/2005       Performance

SUN TRUST                        P001473            $     60,060.00     09/12/2005       Performance

SUN TRUST                        P001478            $      2,747.00     02/23/2006       Performance

SUN TRUST                        P001479            $     11,300.00     02/23/2006       Performance

SUN TRUST                        F843725            $    100,000.00     09/30/2006        Financial
                                                    ---------------
                           TOTAL SUNTRUST BANK      $101,789,183.48
                                                    ===============

WACHOVIA L/C'S             LETTER OF CREDIT NO.      OUTSTANDINGS    EXPIRATION DATE      PURPOSE*
----------------------------------------------------------------------------------------------------
Wachovia                          202833            $  225,000.00      04/09/2005       Performance

Wachovia                          203909            $3,201,257.48      06/30/2005       Performance

Wachovia                          204114            $   49,677.01      07/21/2005       Performance

Wachovia                          204117            $  110,006.60      07/21/2005       Performance

Wachovia                          204122            $  705,720.97      07/21/2005       Performance

Wachovia                          204194            $  168,750.00      08/28/2005       Performance

Wachovia                          204195            $  300,000.00      08/28/2005       Performance

Wachovia                          204198            $  108,750.00      08/28/2005       Performance

Wachovia                          204457            $   78,000.00      08/05/2005       Performance

Wachovia                          401338            $  315,082.00      11/18/2005       Performance

Wachovia                          405181            $  374,018.39      12/28/2005       Performance

Wachovia                          405182            $  117,638.32      12/28/2005       Performance

Wachovia                          405183            $  307,346.19      01/08/2006       Performance

Wachovia                          405322            $  772,477.16      09/30/2005       Performance

Wachovia                          405424            $   71,200.00      11/18/2005       Performance

Wachovia                          405530            $   10,000.00      01/29/2005       Performance

Wachovia                          406754            $  140,577.00      10/28/2005       Performance

                      Existing LC's under Pulte Home Inc.               Page: 18

Wachovia                          412851           $     68,533.50     05/14/2005       Performance

Wachovia                          412856           $     75,500.00     05/14/2005       Performance

Wachovia                          414008           $    562,461.00     12/03/2004       Performance

Wachovia                          420228           $  3,660,280.42     03/05/2005       Performance

Wachovia                          422131           $     82,000.00     07/23/2005       Performance

Wachovia                          519668           $     33,000.00     10/14/2005       Performance

Wachovia                          519759           $    354,362.72     10/22/2005       Performance

Wachovia                          204136           $    250,000.00     07/17/2005       Performance
                                                   ---------------
                        TOTAL WACHOVIA BANK        $ 12,141,638.76
                        TOTAL ALL REVOLVER BANKS    306,813,269.78
                                                   ===============